Filed Pursuant to Rule 497
Investment Company Act File No. 811-07168
Securities Act File No. 333-226409

BP CAPITAL FUND ADVISORS, LLC
8117 Preston Road, Suite 260
Dallas, Texas 75225
855-402-7227
www.bpcfunds.com

August 27, 2018

Dear Fellow Shareholder:

We are writing to let you know about an important shareholder vote coming up for the following series of Professionally Managed Portfolios, a Massachusetts business trust (the “PMP Trust”): the BP Capital TwinLine Energy Fund and the BP Capital TwinLine MLP Fund (each, a “TwinLine Fund” and together, the “TwinLine Funds”). A special meeting of shareholders will be held on October 22, 2018, at the offices of the PMP Trust at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The purpose of the meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which (1) the BP Capital TwinLine Energy Fund would be reorganized into the Hennessy BP Energy Fund and (2) the BP Capital TwinLine MLP Fund would be reorganized into the Hennessy BP Midstream Fund (each, a “Reorganization” and together, the “Reorganizations”). Hennessy Advisors, Inc. (“Hennessy Advisors”) is the investment advisor to the Hennessy BP Energy Fund and the Hennessy BP Midstream Fund (each, a “Hennessy Fund” and together, the “Hennessy Funds”). The enclosed package contains important information about the proposed Reorganizations. For each Reorganization to occur, shareholders like you must vote to approve it.

If each TwinLine Fund’s shareholders approve their Reorganization, the assets of the BP Capital TwinLine Energy Fund will be merged into the Hennessy BP Energy Fund, and the assets of the BP Capital TwinLine MLP Fund will be merged into the Hennessy BP Midstream Fund. If the proposals are approved, shareholders of Class A shares and Class I shares of the TwinLine Funds will be issued Investor Class shares and Institutional Class shares, respectively of the corresponding Hennessy Fund. Each TwinLine Fund has substantially the same investment objectives and investment strategies as the newly created Hennessy Fund into which it will be merged. If a TwinLine Fund’s shareholders vote to approve the Reorganization, shareholders of that TwinLine Fund will receive shares of the corresponding Hennessy Fund having a total dollar value equivalent to the total dollar value of their investment in the TwinLine Fund immediately prior to the time of the Reorganization.

BP Capital Fund Advisors, LLC (“BP Capital”), the investment advisor to the TwinLine Funds, recently completed a strategic review of the management and operations of the TwinLine Funds and determined that it would be advisable to pursue the reorganization of the TwinLine Funds with another fund group that has greater resources to help manage, service, and market the TwinLine Funds, thereby allowing BP Capital to focus on what it does best, which is day-to-day portfolio management of energy strategies. Following this review, BP Capital determined to recommend to the PMP Board that the Funds be reorganized into the Hennessy Funds for several reasons, including, but not limited to Hennessy Advisors’ (i) history of successfully adopting and growing funds, (ii) operations, compliance, shareholder servicing, and marketing resources and infrastructure, and (iii) ability to offer certain economies of scale to help maintain a competitive expense ratio for the Funds.

The Hennessy Funds are advised by Hennessy Advisors. Founded in 1989, Hennessy Advisors, with assets under management of nearly $6.7 billion as of June 30, 2018, is focused on providing high‑quality investment management and shareholder services for the Hennessy Funds.

The Reorganizations will shift management oversight responsibility for the TwinLine Funds to Hennessy Advisors, the investment adviser to the Hennessy Funds, while retaining BP Capital, the TwinLine Funds’ investment adviser, as its sub‑adviser to provide the day‑to‑day portfolio management of the Hennessy Funds. All of the existing portfolio managers of the TwinLine Funds at BP Capital will continue on as the portfolio managers of the corresponding Hennessy Fund after the closing of the Reorganizations.

The Board of Trustees of the PMP Trust, evaluated each proposed Reorganization at a Board of Trustees meeting held on July 19, 2018, and following careful analysis and consideration, unanimously approved the Agreement and Plan of Reorganization for each TwinLine Fund and recommends that you vote “FOR” the Agreement and Plan of Reorganization. Please read the enclosed Proxy Statement/Prospectus and related materials carefully, and if you have any questions on the terms of the Reorganization, please call the TwinLine Funds at 1-855-402-7227.

If you are a shareholder of record as of the close of business on August 13, 2018, you are entitled to vote at the special meeting and at any postponements or adjournments thereof. While we welcome you to join us at the special meeting, we expect that most shareholders will cast their votes by proxy. Whether or not you are planning to attend the special meeting, we ask that you vote your shares for the applicable Reorganization as soon as possible. Voting is easy and can be done in the following ways:

•	Simply complete, sign, and date the enclosed proxy card and return it in the postage prepaid envelope;
•	Call the toll-free telephone number listed on the enclosed proxy card and follow the instructions to vote your shares;
•	Vote via the Internet at the website shown on the enclosed proxy card; or
•	Vote in person at the special meeting of shareholders.
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Thank you for your investment and confidence in the TwinLine Funds.

Sincerely,

/s/ Toby Loftin
Toby Loftin
Managing Principal
BP Capital Fund Advisors, LLC

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganization described in the Proxy Statement/Prospectus or the securities to be issued pursuant to the reorganization under the Proxy Statement/Prospectus or determined if the Proxy Statement/Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

______________________________
The enclosed Proxy Statement/Prospectus is dated August 27, 2018, and is first being mailed to shareholders on or about August 31, 2018.

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PROFESSIONALLY MANAGED PORTFOLIOS
615 East Michigan Street
Milwaukee, Wisconsin 53202
(626) 914-7363
www.bpcfunds.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 TO BE HELD OCTOBER 22, 2018

A special meeting of shareholders of the BP Capital TwinLine Energy Fund and the BP Capital TwinLine MLP Fund (each, a “TwinLine Fund” and together, the “TwinLine Funds”), each a series of Professionally Managed Portfolios, a Massachusetts business trust (the “PMP Trust”), will be held on Monday, October 22, 2018, at 10:00 a.m. local time, in the offices of the PMP Trust at 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the special meeting, you and the other shareholders of each TwinLine Fund will be asked to consider and vote upon the following:

1.	A proposal to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which:
a.
all of the assets of the BP Capital TwinLine Energy Fund will be transferred to the Hennessy BP Energy Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy BP Energy Fund, which will be distributed pro rata by the BP Capital TwinLine Energy Fund to its Class A and Class I shareholders, respectively, and the Hennessy BP Energy Fund will continue the business and assume the BP Capital TwinLine Energy Fund’s liabilities (other than the excluded liabilities, as defined in the Plan); and

b.
all of the assets of the BP Capital TwinLine MLP Fund will be transferred to the Hennessy BP Midstream Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy BP Midstream Fund, which will be distributed pro rata by the BP Capital TwinLine MLP Fund to its Class A and Class I shareholders, respectively, and the Hennessy BP Midstream Fund will continue the business and assume the BP Capital TwinLine MLP Fund’s liabilities (other than the excluded liabilities, as defined in the Plan).

2.
If necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Plan on behalf of one or both of the TwinLine Funds; and

3.	Such other business that may properly come before the special meeting or any postponements or adjournments thereof.
Shareholders of each TwinLine Fund will vote separately on their Reorganization.

Each TwinLine Fund has substantially the same investment objectives and investment strategies as the Hennessy Fund into which it will be merged. These Hennessy Funds have been newly formed for the purpose of acquiring the assets of the TwinLine Funds and currently have no assets.

Only shareholders of record at the close of business on August 13, 2018, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any postponements or adjournments thereof. This proxy is being solicited on behalf of the Board of Trustees of the PMP Trust.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY
CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE
TELEPHONE OR INTERNET ADDRESS FOUND ON YOUR PROXY CARD.

Whether or not you plan to attend the meeting, we urge you to authorize proxies to cast your votes. You can do this in one of the following three ways: (1) by completing, signing, and dating the enclosed proxy card and returning it in the enclosed postage prepaid envelope; (2) by calling the toll-free telephone number listed on the enclosed proxy card and following the instructions to vote your shares; or (3) by voting via the Internet at the website shown on the enclosed proxy card. Your prompt voting by proxy will help ensure a quorum at the special meeting. Voting by proxy will not prevent you from voting your shares in person at the special meeting. You may revoke your proxy before it is exercised at the special meeting, either by writing to the Corporate Secretary of the PMP Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the special meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free telephone number listed above.

PROFESSIONALLY MANAGED PORTFOLIOS

/s/ Elaine E. Richards
Elaine E. Richards
President and Secretary

August 27, 2018

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 22, 2018: The Notice, Proxy Statement, most recent Annual and Semi‑Annual Reports of the TwinLine Funds, and Form of Proxy are available at www.proxyvote.com.

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PROFESSIONALLY MANAGED PORTFOLIOS
615 East Michigan Street
Milwaukee, Wisconsin 53202
(626) 914-7363
www.bpcfunds.com

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: August 27, 2018

Question 1: What is this document and why did we send it to you?

Answer: This document includes a notice of special meeting of shareholders, a combined Proxy Statement/Prospectus, and a form of proxy. The Board of Trustees (the “PMP Board”) of Professionally Managed Portfolios, a Massachusetts business trust (the “PMP Trust”), on behalf of the BP Capital TwinLine Energy Fund and the BP Capital TwinLine MLP Fund, each a series of the PMP Trust (each, a “TwinLine Fund” and together, the “TwinLine Funds”), has approved an Agreement and Plan of Reorganization (the “Plan”) between Hennessy Funds Trust and the PMP Trust pursuant to which (i) all of the assets of the BP Capital TwinLine Energy Fund will be transferred to the Hennessy BP Energy Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy BP Energy Fund, which will be distributed pro rata by the BP Capital TwinLine Energy Fund to its Class A and Class I shareholders, respectively, and the Hennessy BP Energy Fund will continue the business and assume the BP Capital TwinLine Energy Fund’s liabilities (other than the excluded liabilities, as defined in the Plan), and (ii) all of the assets of the BP Capital TwinLine MLP Fund will be transferred to the Hennessy BP Midstream Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy BP Midstream Fund, which will be distributed pro rata by the BP Capital TwinLine MLP Fund to its Class A and Class I shareholders, respectively, and the Hennessy BP Midstream Fund will continue the business and assume the BP Capital TwinLine MLP Fund’s liabilities (other than the excluded liabilities, as defined in the Plan) (each, a “Reorganization,” and together, the “Reorganizations”). The Hennessy BP Energy Fund and the Hennessy BP Midstream Fund are each referred to herein as a “Hennessy Fund” and together as the “Hennessy Funds.”

Each TwinLine Fund has substantially the same investment objectives and investment strategies as the Hennessy Fund into which it will be merged. The Hennessy Funds are newly created funds that do not have any assets or liabilities. The Investor Class and Institutional Class shares of each Hennessy Fund will be the successor to the accounting and performance information of the Class A and Class I shares, respectively, of the corresponding TwinLine Fund after consummation of the Reorganizations.

Shareholder approval of each of the TwinLine Funds is needed to proceed with the Reorganization, with respect to their Fund, and a special meeting of shareholders of each of the TwinLine Funds will be held on October 22, 2018, to consider whether to approve the Plan and implement the Reorganizations. The PMP Board is sending this document to you for your use in deciding whether to approve the Plan at the special meeting.

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TwinLine Fund shareholders who do not wish to have their TwinLine Fund shares exchanged for shares of the corresponding Hennessy Fund as part of the Reorganization may redeem their shares prior to the completion of the Reorganization. If you redeem your shares, you generally will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them at the time of redemption. If, instead, you receive shares of the corresponding Hennessy Fund in exchange for your TwinLine Fund shares as part of the Reorganization, you generally will not recognize any taxable gain or loss on such exchange. For more information about the tax consequences of the Reorganizations, please refer to the “Material U.S. Federal Income Tax Consequences” section below.

Question 2: What is the reason for the Reorganization?

Answer: BP Capital Fund Advisors, LLC (“BP Capital”), the investment advisor to the TwinLine Funds, recently completed a strategic review of the management and operations of the TwinLine Funds and determined that it would be advisable to pursue the reorganization of the TwinLine Funds with another fund group that has greater resources to help manage, service, and market the TwinLine Funds, while allowing BP Capital to focus on what it does best, which is to provide day-to-day portfolio management of energy strategies. In addition, BP Capital determined that without accessing additional resources available through a strategic partnership with another entity, the TwinLine Funds would have a difficult time reaching a sustainable asset size. Following this review process, BP Capital determined to recommend to the PMP Board the reorganization of the TwinLine Funds into the Hennessy Funds, which will be managed by Hennessy Advisors, Inc. (“Hennessy Advisors”). BP Capital’s recommendation was based, in part, on Hennessy Advisors’ (i) history of successfully adopting and growing funds, (ii) operations, compliance, shareholder servicing, and marketing resources and infrastructure, and (iii) ability to offer certain economies of scale to help maintain a competitive expense ratio for the Funds. Hennessy Advisors will employ BP Capital as the sub-advisor for the Hennessy Funds following the Reorganization, so the current portfolio managers of each TwinLine Fund will continue as portfolio managers of the corresponding Hennessy Fund and there will be no change in the day-to-day management of the investment portfolio of the TwinLine Funds as a result of the change in investment advisor. BP Capital does not expect that the proposed Reorganizations will result in a change in the level or quality of service that shareholders of each Hennessy Fund will receive compared to what they experienced as shareholders of the corresponding TwinLine Fund.

BP Capital believes that reorganizing the TwinLine Funds into the Hennessy Funds is in the best interest of each TwinLine Fund and its shareholders as it will combine BP Capital’s energy-specific investment expertise with the experience and resources of Hennessy Advisors. BP Capital therefore made a recommendation to the PMP Board to approve the Reorganizations of the TwinLine Funds with and into the Hennessy Funds, and, following careful analysis and consideration and after concluding that the implementation of each Reorganization is advisable and in the best interests of the TwinLine Funds’ shareholders, the PMP Board approved the Plan providing for the proposed Reorganization transaction. The PMP Board recommends that you vote “FOR” the Plan.

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Question 3: How will the TwinLine Funds and their shareholders be affected by the Reorganizations?

Answer: As a result of the Reorganizations, the TwinLine Funds will become part of the Hennessy Funds with Hennessy Advisors as the investment advisor. Following the Reorganizations, Hennessy Advisors will employ BP Capital as the sub-advisor for the Hennessy Funds. Accordingly, there will be no change in the day-to-day portfolio management of the TwinLine Funds as a result of the change in investment advisor because the current portfolio managers of each TwinLine Fund will continue as portfolio managers of the corresponding Hennessy Fund. However, Hennessy Advisors, as investment adviser to the Hennessy Funds, will assume overall responsibility to manage the investment of each Hennessy Fund’s assets and will supervise the daily business affairs of the Hennessy Funds, subject to the supervision of the Board of Trustees of Hennessy Funds Trust (the “Hennessy Funds Trust Board”). Hennessy Advisors will also evaluate and monitor the performance of BP Capital.

The advisory fee for each TwinLine Fund will remain the same and the existing expense limitation agreement will remain in place for at least two years following the Reorganization. For its service as sub-adviser to the Hennessy Funds, Hennessy Advisors will pay BP Capital a sub-advisory equal to 0.40% of the aggregate net asset value of each Hennessy Fund out of the advisory fee it receives as investment adviser to the Hennessy Funds.

The Hennessy Funds will be supervised by the Hennessy Funds Trust Board, which is a different board than the PMP Board. The Hennessy Funds will be serviced by the Hennessy Funds’ service providers, all of whom are identical to the service providers of the TwinLine Funds, except for the distributor. The proposed Reorganization is not expected to have any adverse U.S. federal, state, or local income tax consequences to the TwinLine Funds or their shareholders.

Question 4: Will there be any changes to fees and expenses as a result of the Reorganizations?

Answer: With respect to each Hennessy Fund, Hennessy Advisors has contractually agreed, for a period of two years from the date of the Reorganization, to limit the fees and expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, acquired fund fees and expenses, and expenses incurred in connection with any merger or reorganization) such that the total fund operating expenses of each class of shares of each Hennessy Fund will not exceed the current expense cap of the corresponding share class of the TwinLine Fund. Therefore, following the Reorganizations, the TwinLine Funds’ shareholders will not be subject to fees and expenses with respect to their investment in a Hennessy Fund that are above the existing expense caps for at least two years (not including any increase in taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, acquired fund fees and expenses, and expenses incurred in connection with any merger or reorganization). Certain share classes of the TwinLine Funds are expected to experience a modest decrease in fees and expenses as discussed below.  However, the fees and expenses may increase depending on various factors, and there can be no assurances that the fees and expenses will decrease.
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For example, each TwinLine Fund’s Class A shares are subject to a 5.75% front-end sales load and a 0.25% Rule 12b-1 distribution and servicing fee, whereas each Hennessy Fund’s Investor Class shares are not subject to any front-end sales load and are subject to a 0.15% Rule 12b-1 distribution and servicing fee (while the authorized rate is up to 0.25%, the Hennessy Funds are currently only accruing 0.15%). Both Class A shares of the TwinLine Funds and Investor Class shares of the Hennessy Funds are subject to a 0.10% shareholder servicing fee. While Class I shares of the TwinLine Funds are also subject to a 0.10% shareholder servicing fee, Institutional Class shares of the Hennessy Funds are not subject to such a fee.  Please see “Comparison Fee Tables and Examples” for tables illustrating the different fee structures.

Based on current assets, it is estimated that Class A shareholders of the BP TwinLine Energy Fund may experience a 0.01% decrease in total annual fund operating expenses after the closing of the Reorganization as Investor Class shareholders of the Hennessy BP Energy Fund and that Class I shareholders of the BP TwinLine Energy Fund may experience a 0.06% decrease in total annual fund operating expenses after the closing of the Reorganization as Institutional Class shareholders of the Hennessy BP Energy Fund.

Based on current assets, it is estimated that Class A shareholders of the BP TwinLine MLP Fund will experience no change in total annual fund operating expenses after the closing of the Reorganization as Investor Class shareholders of the Hennessy BP Midstream Fund and that Class I shareholders of the BP TwinLine MLP Fund may experience a 0.04% decrease in total annual fund operating expenses after the closing of the Reorganization as Institutional Class shareholders of the Hennessy BP Midstream Fund.

Question 5: How will the Reorganization work?

Answer: Pursuant to the Plan:

•
The BP Capital TwinLine Energy Fund will transfer all of its assets and liabilities (other than the excluded liabilities, as defined in the Plan) to the Hennessy BP Energy Fund in exchange for Investor Class and Institutional Class shares of the Hennessy BP Energy Fund, with the BP Capital TwinLine Energy Fund distributing Investor Class and Institutional Class shares of the Hennessy BP Energy Fund pro rata to its Class A and Class I shareholders, respectively. Class A shareholders of the BP Capital TwinLine Energy Fund will thus effectively be converted into Investor Class shareholders of the Hennessy BP Energy Fund and will hold Investor Class shares of the Hennessy BP Energy Fund with the same net asset value as Class A shares of the BP Capital TwinLine Energy Fund that they held prior to the Reorganization. Class I shareholders of the BP Capital TwinLine Energy Fund will thus effectively be converted into Institutional Class shareholders of the Hennessy BP Energy Fund and will hold Institutional Class shares of the Hennessy BP Energy Fund with the same net asset value as Class I shares of the BP Capital TwinLine Energy Fund that they held prior to the Reorganization.

•
The BP Capital TwinLine MLP Fund will transfer all of its assets and liabilities (other than the excluded liabilities, as defined in the Plan) to the Hennessy BP Midstream Fund in exchange for Investor Class and Institutional Class shares of the Hennessy BP Midstream Fund, with the BP Capital TwinLine MLP Fund distributing Investor

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Class and Institutional Class shares of the Hennessy BP Midstream Fund pro rata to its Class A and Class I shareholders, respectively. Class A shareholders of the BP Capital TwinLine MLP Fund will thus effectively be converted into Investor Class shareholders of the Hennessy BP Midstream Fund and will hold Investor Class shares of the Hennessy BP Midstream Fund with the same net asset value as Class A shares of the BP Capital TwinLine MLP Fund that they held prior to the Reorganization. Class I shareholders of the BP Capital TwinLine MLP Fund will thus effectively be converted into Institutional Class shareholders of the Hennessy BP Midstream Fund and will hold Institutional Class shares of the Hennessy BP Midstream Fund with the same net asset value as Class I shares of the BP Capital TwinLine MLP Fund that they held prior to the Reorganization.

If the Plan and Reorganizations are carried out as proposed, we do not expect that the transactions will have any adverse U.S. federal, state, or local income tax consequences to the TwinLine Funds or their shareholders. Please refer to the enclosed Proxy Statement/Prospectus for a detailed explanation of the Reorganizations.

Question 6: What will happen if the Plan is not approved?

Answer: The merger of each TwinLine Fund into its corresponding Hennessy Fund will be treated as a separate Reorganization. Accordingly, shareholder approval and consummation of each Reorganization are not contingent on shareholder approval and consummation of any other Reorganization. If the Plan is not approved by the BP Capital TwinLine Energy Fund’s shareholders or the BP Capital TwinLine MLP Fund’s shareholders, then such TwinLine Fund will continue to operate and the PMP Board may take any further action it deems to be in the best interest of the TwinLine Fund and its shareholders, in all cases subject to approval by the TwinLine Fund’s shareholders if required by applicable law.

The approval of the Plan by the BP Capital TwinLine Energy Fund’s shareholders or the BP Capital TwinLine MLP Fund’s shareholders is required for the consummation of the Reorganization on behalf of such TwinLine Fund. If a quorum does not exist as of the date of the special meeting, or if a quorum exists but sufficient votes in favor of the Reorganizations are not obtained by the date of the special meeting, PMP Trust may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan.

Question 7: Who is paying for expenses related to the Reorganization?

Answer: Each of BP Capital and Hennessy Advisors will be responsible for paying its own professional fees, including legal and accounting fees, and other costs and expenses incurred by it, any of its affiliates, or, in the case of BP Capital, by the PMP Trust in connection with the Reorganizations, provided that BP Capital and Hennessy Advisors will bear equally the costs associated with soliciting and obtaining the proxy vote of the shareholders of the TwinLine Funds, including the proxy advisory firm fees. The total expenses of the Reorganizations are estimated to be approximately $325,000. Neither the TwinLine Funds nor the Hennessy Funds will bear any related costs of the Reorganizations.
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Question 8: How does the Board of Trustees recommend that I vote?

Answer: After careful consideration, the PMP Board has approved the Plan and each Reorganization and recommends that you vote “FOR” the Plan. The PMP Board believes that the proposed Reorganizations are in the best interests of each of the TwinLine Funds and its shareholders, and that the interests of each TwinLine Fund’s shareholders will not be diluted as a result of the Reorganizations. If necessary, we may ask the shareholders of the TwinLine Funds to vote on the proposal to adjourn the special meeting to solicit additional proxies if a quorum does not exist or a quorum exists but there are insufficient votes at the time of the adjournment to approve the Reorganization for either of the TwinLine Funds. If adjournment is deemed necessary, the PMP Board recommends that you vote “FOR” adjournment.

Question 9: Why do I need to vote?

Answer: Your vote is needed to ensure that the Reorganization proposals can be acted upon. Even if you are a small investor, your vote makes a difference. If numerous shareholders just like you fail to vote, the TwinLine Funds may not receive enough votes to go forward with the special meeting. Your immediate response will help prevent the need for any further solicitations for a shareholder vote.

Question 10: How do I vote?

Answer: Whether or not you plan to attend the meeting, we urge you to authorize proxies to cast your votes. You can do this in one of the following three ways: (1) by completing, signing, and dating the enclosed proxy card and returning it in the enclosed postage prepaid envelope, (2) by calling the toll-free telephone number listed on the enclosed proxy card and following the instructions to vote your shares, or (3) by voting via the Internet at the website shown on the enclosed proxy card. We encourage all shareholders to participate. Your prompt voting by proxy will help ensure a quorum at the special meeting. Voting by proxy will not prevent you from voting your shares in person at the special meeting. You may revoke your proxy before it is exercised at the special meeting, either by writing to the Corporate Secretary of the PMP Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the special meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free telephone number listed on the enclosed proxy card. If you have any questions regarding the proposed Reorganization, please do not hesitate to call 1-855-402-7227.

Question 11: Whom do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call 1-833-782-7143 during normal business hours between 8:00 a.m. and 5:00 p.m. Central time.

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PROFESSIONALLY MANAGED PORTFOLIOS
615 East Michigan Street
Milwaukee, Wisconsin 53202
(626) 914-7363
www.bpcfunds.com

HENNESSY FUNDS TRUST
7250 Redwood Boulevard, Suite 200
Novato, California 94945
(800) 966-4354
www.hennessyfunds.com
______________________________________________________________________________

PROXY STATEMENT AND PROSPECTUS DATED AUGUST 27, 2018
______________________________________________________________________________

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by Professionally Managed Portfolios, a Massachusetts business trust (the “PMP Trust”), on behalf of the BP Capital TwinLine Energy Fund and the BP Capital TwinLine MLP Fund, each a series of the PMP Trust (each, a “TwinLine Fund” and together, the “TwinLine Funds”), for use at a special meeting of shareholders of the TwinLine Funds to be held in the offices of the PMP Trust at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on Monday, October 22, 2018, at 10:00 a.m. local time. At the special meeting, shareholders of the TwinLine Funds will meet for the following purposes:

•
To vote on a proposal to approve the reorganization of the BP Capital TwinLine Energy Fund into the Hennessy BP Energy Fund and the reorganization of the BP Capital TwinLine MLP Fund into the Hennessy BP Midstream Fund (each, a “Reorganization,” and together the “Reorganizations”), pursuant to the Agreement and Plan of Reorganization (the “Plan”). The Hennessy BP Energy Fund and the Hennessy BP Midstream Fund are each referred to herein as a “Hennessy Fund” and together, the “Hennessy Funds.” A copy of the Plan is attached hereto as Exhibit A. Pursuant to the Plan:

•
all of the assets of the BP Capital TwinLine Energy Fund will be transferred to the Hennessy BP Energy Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy BP Energy Fund, which will be distributed pro rata by the BP Capital TwinLine Energy Fund to its Class A and Class I shareholders, respectively, and the Hennessy BP Energy Fund will continue the business and assume the BP Capital TwinLine Energy Fund’s liabilities (other than the excluded liabilities, as defined in the Plan); and

•
all of the assets of the BP Capital TwinLine MLP Fund will be transferred to the Hennessy BP Midstream Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy BP Midstream Fund, which will be distributed pro rata by the BP Capital TwinLine MLP Fund to its Class A and Class I shareholders, respectively, and the Hennessy BP

Midstream Fund will continue the business and assume the BP Capital TwinLine MLP Fund’s liabilities (other than the excluded liabilities, as defined in the Plan).
•
If necessary, to approve adjourning the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Plan on behalf of one or both of the TwinLine Funds; and

•	To transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.
Shareholders of each TwinLine Fund will vote separately on their Reorganization.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the PMP Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, Attention: Corporate Secretary, or in person at the time of the special meeting. A prior proxy can also be revoked by proxy voting again by a later dated proxy card, through the website or toll-free telephone number listed in the enclosed voting instructions.

Each TwinLine Fund is a series of the PMP Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Hennessy Funds are each a series of Hennessy Funds Trust, an open-end management investment company registered with the SEC under the Investment Company Act.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus, which means that they are legally considered to be part of this Proxy Statement/Prospectus:

•	the Prospectus of the TwinLine Funds, dated March 30, 2018, as supplemented to date;
•	the Annual Report to Shareholders for the TwinLine Funds for the fiscal year ended November 30, 2017, containing audited financial statements; and
•	the Semi‑Annual Report to Shareholders for the TwinLine Funds for the six months ended May 31, 2018.
Copies of the TwinLine Funds’ documents are available upon request and without charge by writing to the PMP Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, by calling the TwinLine Funds at 1-855-402-7227, or over the Internet at www.bpcfunds.com.

The Annual Report to Shareholders for the TwinLine Funds for the fiscal year ended November 30, 2017, containing audited financial statements, and the Semi‑Annual Report to Shareholders for the six months ended May 31, 2018, have been previously mailed to shareholders of the TwinLine Funds. Copies are available by writing to the PMP Trust at the address listed above, by calling the TwinLine Funds at the telephone number listed above, or over the Internet at www.bpcfunds.com.

This Proxy Statement/Prospectus sets forth concisely the information about the Hennessy Funds that you should know before considering the Plan and resulting Reorganization, and it should be retained for future reference. The Hennessy Funds are newly organized and currently have no assets or liabilities. Each Hennessy Fund was created specifically for the purpose of acquiring the assets and liabilities of its corresponding TwinLine Fund in connection with the Plan and will not commence operations until the Closing Date (as defined in the Plan) of the Reorganizations. The Hennessy Funds do not yet have any annual or semi‑annual reports. Additional information contained in a statement of additional information relating to this Proxy Statement/Prospectus (the “SAI”), as required by the SEC, is on file with the SEC. The SAI is available without charge by writing to the PMP Trust at the address listed above, by calling the TwinLine Funds at the telephone number listed above, or over the Internet at www.bpcfunds.com. The SAI, dated August 27, 2018, is incorporated by reference into this Proxy Statement/Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganization described in this Proxy Statement/Prospectus or the securities to be issued pursuant to the reorganization under this Proxy Statement/Prospectus or determined if this Proxy Statement/Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

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PROXY STATEMENT / PROSPECTUS TABLE OF CONTENTS

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VI.	VOTING INFORMATION		55
	A.	Method and Cost of Solicitation	56
	B.	Right of Revocation	57
	C.	Voting Securities and Principal Holders	57

VII.	ADDITIONAL INFORMATION		59

VIII.	MISCELLANEOUS INFORMATION		60
	A.	Other Business	60
	B.	Next Meeting of Shareholders	60
	C.	Legal Matters	60
	D.	Experts	60

Exhibit A			A-1

Exhibit B			B-1

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I.	SYNOPSIS
A.	Overview
The following synopsis is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, including documents incorporated by reference, as well as in the Plan. This Proxy Statement/Prospectus is qualified by reference to the more complete information contained herein and in the Prospectus of the TwinLine Funds, dated March 30, 2018, as amended or supplemented to date, which includes information about the TwinLine Funds, and in the Plan attached hereto as Exhibit A. Shareholders should read the entire Proxy Statement/Prospectus carefully.

B.	Reasons for the Reorganizations and Board Deliberations
The proposed Reorganizations were presented to the PMP Board for consideration at a meeting held on July 19, 2018. At the meeting, BP Capital informed the PMP Board that it had recently completed a strategic review of the management and operations of the TwinLine Funds and concluded that it would be advisable to pursue the reorganization of the TwinLine Funds with another fund group that has greater resources to help manage, service, and market the TwinLine Funds, while allowing BP Capital to focus on what it does best, which is to provide day-to-day portfolio management of energy strategies. In addition, BP Capital advised the Board that it had determined that without accessing additional resources available through a strategic partnership with another entity, the TwinLine Funds would have a difficult time reaching a sustainable asset size and that BP Capital’s expenditures necessary for the TwinLine Funds to maintain a competitive expense ratio would be untenable. BP Capital further advised the Board that in such a scenario it would be left with little alternative but to merge or liquidate the TwinLine Funds. BP Capital further informed the PMP Board that, following this review process where it had reviewed possible reorganization and acquisition candidates, it had determined to recommend to the PMP Board the reorganization of the TwinLine Funds with the Hennessy Funds, managed by Hennessy Advisors. BP Capital’s recommendation was based, in part on Hennessy Advisors’ (i) history of successfully adopting and growing funds, (ii) operations, compliance, shareholder servicing, and marketing resources and infrastructure, and (iii) ability to maintain a competitive expense ratio for the TwinLine Funds.

BP Capital noted that Hennessy Advisors had engaged it to act as sub-adviser to the Hennessy Funds following the Reorganizations, so there will be no change in the day-to-day management of the investment portfolio of the TwinLine Funds as a result of the change in investment adviser. BP Capital stated it does not expect that the proposed Reorganization will result in a change in the level or quality of service that shareholders of each Hennessy Fund will receive compared to what they experienced as shareholders of the corresponding TwinLine Fund. BP Capital stated it believes that the Reorganizations are in the best interests of each TwinLine Fund and its shareholders because it will combine BP Capital’s energy-specific investment expertise with the experience and resources of Hennessy Advisors.

The PMP Board also reviewed detailed information that had been provided in response to the request of the PMP Board for information regarding Hennessy Advisors, the Hennessy Funds, and the proposed Reorganizations. The information reviewed included general details about Hennessy Advisors, the Hennessy Funds, the Hennessy Funds Trust Board, and the investment objective and strategies of each Hennessy Fund, as well as a comparison of the expense ratios of each TwinLine Fund to the estimated expense ratio of its corresponding

Hennessy Fund. The meeting also included an analysis of the expected benefits to the shareholders of each TwinLine Fund.

The trustees of the PMP Board, all of whom are not “interested persons” (as defined in the Investment Company Act) (the “Independent Trustees”), also discussed the proposed Reorganizations without the participation of representatives of BP Capital or Hennessy Advisors. For the reasons discussed below, the PMP Board, including the Independent Trustees, determined that: (1) each Reorganization is in the best interests of the applicable TwinLine Fund and its shareholders; and (2) the interests of each TwinLine Fund’s shareholders will not be diluted as a result of the Reorganization.

With respect to each TwinLine Fund, in determining whether to approve the Reorganization and to recommend approval to shareholders, the PMP Board (including the Independent Trustees) considered a number of matters, including the following:

1.
Similarity of the TwinLine Funds’ and Hennessy Funds’ Objective and Investment Strategies. The PMP Board considered that each Hennessy Fund will have substantially similar investment objectives and investment strategies to its corresponding TwinLine Fund.

2.
Continuity of Portfolio Management. Each TwinLine Fund’s shareholders will experience continuity in portfolio management because BP Capital, the investment adviser to the TwinLine Funds, will manage each Hennessy Fund’s assets on a day-to-day basis as sub-adviser and all of the current portfolio managers of each TwinLine Fund will continue on as a portfolio manager of the corresponding Hennessy Fund. Hennessy Advisors, as investment adviser to the Hennessy Funds, will oversee BP Capital in accordance with the terms of its sub-advisory agreement. The PMP Board considered that while BP Capital will manage the assets of each Hennessy Fund on a day-to-day basis as its sub-adviser, that Hennessy Advisors will be responsible for the overall management of each Hennessy Fund as its investment adviser.

3.
Differences in Investment Management Operations and Oversight of Service Providers. The PMP Board considered that the investment management of each Hennessy Fund is structured differently from that of the corresponding TwinLine Fund in that the Hennessy Funds divide the day-to-day investment decision making process (e.g., BP Capital’s responsibility) from the broader management responsibilities of the day-to-day operations of the Hennessy Funds and the supervision of the advisory, administrative, and professional services provided by the service providers to the Funds (e.g., Hennessy Advisors’ responsibility). The PMP Board considered the resources of Hennessy Advisors in performing these functions as well as its experience in providing these services to the other series within Hennessy Funds Trust.

4.
Advisory Fees and Net Operating Expenses. The PMP Board noted that the advisory fee for each TwinLine Fund will remain the same and that the existing expense limitation agreement will remain in place for at least two years from the closing of the Reorganizations. The PMP Board also noted that BP Capital will receive a 0.40% sub‑advisory fee for its service as sub-adviser to the Hennessy Funds, which will be paid by Hennessy Advisors out of its advisory fee. Additionally, the PMP Board considered that based on current assets, it is estimated that Class A shareholders of the BP TwinLine Energy Fund may experience a 0.01% decrease in total annual fund operating expenses after the closing of the Reorganization as Investor Class shareholders of the Hennessy BP Energy Fund and that Class I shareholders of the BP TwinLine Energy Fund may experience a 0.06% decrease in total annual fund operating expenses after the closing of the Reorganization as Institutional Class shareholders of the Hennessy BP Energy Fund. Further, the PMP Board considered that based on current assets, it is estimated that Class A shareholders of the BP TwinLine MLP Fund will experience no change in total annual fund operating expenses after the closing of the Reorganization as Investor Class shareholders of the Hennessy BP Midstream Fund and that Class I shareholders of the BP TwinLine MLP Fund may experience a 0.04% decrease in total annual fund operating expenses after the closing of the Reorganization as Institutional Class shareholders of the Hennessy BP Midstream Fund.

5.
Loads, Distribution, and Servicing Fees. The PMP Board considered that each TwinLine Fund’s Class A shares are subject to a 5.75% front-end load and 0.25% Rule 12b-1 distribution and servicing fee, whereas each Hennessy Fund’s Investor Class shares are not subject to any front-end load and are subject to a 0.15% Rule 12b-1 distribution and servicing fee (while the authorized rate is up to 0.25%, the Hennessy Funds are currently only accruing 0.15%). Additionally, the PMP Board considered that both Class A shares of the TwinLine Funds and Investor Class shares of the Hennessy Funds are subject to a 0.10% shareholder servicing fee and that while Class I shares of the TwinLine Funds are also subject to a 0.10% shareholder servicing fee, Institutional Class shares of the Hennessy Funds are not subject to such a fee.

6.
Expenses Relating to the Reorganization. The PMP Board considered that each of BP Capital and Hennessy Advisors will be responsible for paying its own professional fees, including legal and accounting fees, and other costs and expenses incurred by it or any of its affiliates (including, in the case of BP Capital, by the PMP Trust) in connection with the Reorganizations, provided that BP Capital and Hennessy Advisors will bear equally the costs associated with soliciting and obtaining the proxy vote of the shareholders of the TwinLine Funds, including the proxy advisory firm fees. The PMP Board further considered that neither the TwinLine Funds nor the Hennessy Funds will bear any related costs of the Reorganizations.

7.
Economies of Scale. The PMP Board considered that Hennessy Advisors’ distribution capabilities could assist in growing the Hennessy Funds’ assets so that there may be economies of scale leading to operational efficiencies and potentially lower total operating expenses.

8.
Board of Trustees and Key Service Providers. The PMP Board considered that the Hennessy Funds will be overseen by a different board of trustees than the TwinLine Funds. The PMP Board also considered that the Hennessy Funds have the same material service providers as the TwinLine Funds, except for the distributor.

9.
The Terms of the Reorganizations. The PMP Board considered the reasonableness of the terms of the Plan, in particular, the requirement of the transfer of all assets of each TwinLine Fund in exchange for Investor Class and Institutional Class shares of the corresponding Hennessy Fund and the Hennessy Fund’s assumption of all of the liabilities (other than the excluded liabilities, as defined in the Plan) of that TwinLine Fund, as described in the Plan. The PMP Board also noted that TwinLine Fund shareholders would receive the same dollar value in Hennessy Fund shares as their

TwinLine Fund shares immediately before the closing of the Reorganization, and that therefore there would be no dilution of shareholder interests.
10.
Conflicts of Interests. The PMP Board considered that BP Capital has a conflict of interest in recommending the Reorganizations in that, if the Reorganizations are consummated, BP Capital would no longer be required to subsidize the TwinLine Funds to maintain a competitive expense ratio, and as the sub-adviser to the Hennessy Funds, will be paid a sub-advisory fee by Hennessy Advisors. The PMP Board also considered that under the Transaction Agreement (defined in Section VI: The Proposed Plan and Resulting Reorganizations), BP Capital will be receiving payment from Hennessy Advisors for the sale of assets related to the operation of the TwinLine Funds, all as further discussed below in Section VI: The Proposed Plan and Resulting Reorganizations. The PMP Board further considered that in light of the fact that BP Capital is receiving compensation as part of the Reorganizations, BP Capital and Hennessy Advisors have stated that they intend to rely on Section 15(f) of the Investment Company Act, as described below.

11.	Tax Consequences. The PMP Board considered that the Reorganizations are intended to be tax-free for U.S. federal income tax purposes for each TwinLine Fund and its shareholders.
12.
Other Alternatives. The PMP Board considered other potential alternatives to the Reorganizations, including the potential liquidation of the TwinLine Funds. In this regard, the PMP Board considered that as part of its strategic review, BP Capital had also considered other potential alternatives and determined that the proposal made by Hennessy Advisors was most advantageous to all parties concerned. The Board also determined that the Reorganizations were preferable to the liquidation of the TwinLine Funds in that TwinLine Fund shareholders who do not wish to have their TwinLine Fund shares exchanged for shares of the corresponding Hennessy Fund as part of the Reorganizations may redeem their shares prior to the completion of the Reorganizations. The PMP Board considered a liquidation would force all shareholders to experience a taxable event, such that shareholders would recognize a taxable gain or loss based on the difference between their tax basis in the shares and the amount they receive at liquidation. The Board considered that the Reorganization, on the other hand, is expected to be tax-free to shareholders, who generally will not recognize any taxable gain or loss on such exchange.

The PMP Board was also advised that BP Capital intends to rely on Section 15(f) of the Investment Company Act, which provides a non-exclusive safe harbor for an investment advisor to an investment company, and any of the investment advisor’s “affiliated persons” (as such term is defined in the Investment Company Act), to receive any amount or benefit in connection with a change in control of the investment advisor as long as two conditions are met. The first condition is that, for a period of three years after the closing of the Reorganization, at least 75% of the trustees of the acquiring funds must be persons who are not “interested persons” of the predecessor or successor advisor. Second, for a period of two years after the closing of the Reorganization, there must not be imposed on the subject funds any “unfair burden” as a result of the acquisition or any express or implied terms, conditions, or understandings related to it. An “unfair burden” would include any arrangement whereby an investment advisor, or any interested person of the investment advisor, would receive or be entitled to receive any compensation, directly or indirectly, from a fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of each subject fund (other than bona fide ordinary compensation as principal underwriter for the subject funds). In this regard, the PMP Board was informed that BP Capital and Hennessy Advisors intend to take the necessary actions to comply with the requirements of Section 15(f). Specifically, Hennessy Advisors and Hennessy Funds Trust have agreed that, for the minimum time periods specified in Section 15(f) of the Investment Company Act, they will ensure that (1) at least 75% of the trustees of Hennessy Funds Trust are not “interested persons” (as that term is defined in the Investment Company Act) of Hennessy Advisors or BP Capital; and (2) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the Investment Company Act) will be imposed on the Hennessy Funds.

The PMP Board has approved the Plan and resulting Reorganizations, and recommends that you vote “FOR” the Plan and Reorganizations.

If all of the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the closing of the Reorganizations will occur on or about October 26, 2018, or such other date as is agreed to by the parties, provided that the TwinLine Funds and the Hennessy Funds have obtained prior to that time an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, concerning the U.S. federal income tax consequences of the Reorganizations as set forth in the Plan. The Plan may be terminated, and the Reorganizations abandoned, at any time prior to the closing, whether before or after the requisite approval by the shareholders of the TwinLine Funds, (i) by the PMP Trust if any conditions precedent to the obligations of the TwinLine Funds have not been fulfilled or waived, (ii) by Hennessy Funds Trust if any conditions precedent to the obligations of the Hennessy Funds have not been fulfilled or waived, or (iii) by mutual consent of the parties.

Each of BP Capital and Hennessy Advisors will be responsible for paying its own professional fees, including legal and accounting fees, and other costs and expenses incurred by it or any of its affiliates (including, in the case of BP Capital, by the PMP Trust) in connection with the Reorganizations, provided that BP Capital and Hennessy Advisors will bear equally the costs associated with soliciting and obtaining the proxy vote of the shareholders of the TwinLine Funds, including the proxy advisory firm fees. In addition to solicitations by mail, the officers and agents of the TwinLine Funds also may solicit proxies, without special compensation, by telephone or via the Internet. The merger of each TwinLine Fund into its corresponding Hennessy Fund will be treated as a separate Reorganization. If the Plan is not approved by the BP Capital TwinLine Energy Fund’s shareholders or the BP Capital TwinLine MLP Fund’s shareholders, then such TwinLine Fund will continue to operate and the PMP Board may take any further action it deems to be in the best interest of the TwinLine Fund and its shareholders, including potentially terminating the TwinLine Fund, in all cases subject to approval by the TwinLine Fund’s shareholders if required by applicable law.

C.	The Proposed Plan and Resulting Reorganizations
If the shareholders of both of the TwinLine Funds approve the Plan and the Reorganizations takes place, then:

For the BP Capital TwinLine Energy Fund:

•
the Hennessy BP Energy Fund will acquire substantially all of the assets, assume the liabilities (other than the excluded liabilities, as defined in the Plan), and continue the business of the BP Capital TwinLine Energy Fund;

•
the Hennessy BP Energy Fund will issue Investor Class and Institutional Class shares to the BP Capital TwinLine Energy Fund, which the BP Capital TwinLine Fund will distribute pro rata to its Class A and Class I shareholders, respectively;

•	the shareholders of the BP Capital TwinLine Energy Fund will become shareholders of the Hennessy BP Energy Fund;
•
the Investor Class and Institutional Class shares of the Hennessy BP Energy Fund received by a shareholder of the BP Capital TwinLine Energy Fund will have the same aggregate net asset value as such shareholder’s interest in the BP Capital TwinLine Energy Fund immediately prior to the Reorganization;

For the BP Capital TwinLine MLP Fund:

•
the Hennessy BP Midstream Fund will acquire substantially all of the assets, assume the liabilities (other than the excluded liabilities, as defined in the Plan), and continue the business of the BP Capital TwinLine MLP Fund;

•
the Hennessy BP Midstream Fund will issue Investor Class and Institutional Class shares to the BP Capital TwinLine MLP Fund, which the BP Capital TwinLine MLP Fund will distribute pro rata to its Class A and Class I shareholders, respectively;

•	the shareholders of the BP Capital TwinLine MLP Fund will become shareholders of the Hennessy BP Midstream Fund; and
•
the Investor Class and Institutional Class shares of the Hennessy BP Midstream Fund received by a BP Capital TwinLine MLP Fund’s shareholder will have the same aggregate net asset value as such shareholder’s interest in the BP Capital TwinLine MLP Fund immediately prior to the Reorganization.

No sales charges will be imposed on the shares of the Hennessy Funds issued in connection with the Reorganizations. Each Reorganization has been structured with the intention that it qualify, for U.S. federal income tax purposes, as a reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Therefore, shareholders should not recognize any gain or loss on their TwinLine Fund shares for U.S. federal income tax purposes as a result of the Reorganization.

D.	Comparison of the TwinLine Funds and the Hennessy Funds
1.	Investment Objectives and Principal Investment Policies
BP Capital TwinLine Energy Fund and Hennessy BP Energy Fund

The investment objective of the BP Capital TwinLine Energy Fund and the Hennessy BP Energy Fund (each, an “Energy Fund”) is to seek total return.

Under normal circumstances, each Energy Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in publicly traded equity and debt securities of U.S. energy companies. The portfolio managers consider U.S. energy companies to be companies operating in the United States in a capacity related to the supply, transportation, production, transmission, and demand of energy, also known as the energy value chain. Primary categories of the energy value chain include the following:

•
Energy Companies (Supply-side oriented) – Companies across the energy supply chain spectrum, including upstream, midstream, and downstream energy companies (i.e., companies engaged in exploration and production; gathering, transporting, and processing; and marketing and distribution, respectively) of various energy sources such as natural gas, crude oil, refined products, coal, and electricity, as well as companies that provide services to oil and gas companies.

•
Industrial Companies – Energy-intensive chemical, metal, industrial, and manufacturing companies and engineering and construction companies that the portfolio managers expect to benefit from growing U.S. energy production and lower feedstock costs relative to global costs.

•
Infrastructure Companies – Companies that design, manufacture, install, own, operate, or service equipment or assets that enable the connectivity of energy supply and demand or provide technology and engineering solutions to industrial, commercial, and consumer markets. Examples include (1) a manufacturer of liquefied natural gas products for locomotives powered by natural gas, (2) a manufacturer of engines that primarily use natural gas and alternative fuels to power school buses and refuse collection trucks, and (3) a specialty energy infrastructure contractor that provides engineering, procurement, and construction services to the oil, gas, refinery, petrochemical, and power industries.

•
Transportation and Logistics Companies – Companies that provide solutions for transportation and logistics to the U.S. manufacturing industry. Examples include industries greatly affected by energy costs, such as trucking, railroads, and airlines.

Each Energy Fund may invest up to 25% of its total assets in securities of energy-related master limited partnerships (“MLPs”). MLPs are generally energy or natural resource-related companies. Each Energy Fund invests without regard to market capitalization, and may invest in initial public offerings (“IPOs”). In addition, the portfolio managers may utilize derivatives on stocks, indices, interest rates, debt securities, or currencies to seek to enhance each Energy Fund’s return and attempt to limit downside risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps, and forward contracts.

Each Energy Fund may invest up to 25% of its total assets in debt securities, preferred stock, and convertible securities of energy renaissance companies, provided that such securities are rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch Ratings, or a comparable rating by another nationally recognized statistical rating organization, except that with respect to up to 10% of its total assets the Energy Fund may invest in debt securities, preferred shares, and convertible securities that have lower ratings or are unrated at the time of investment. Energy renaissance companies are companies operating in a capacity related to the supply, transportation, storage, refining and intense end use of energy, which can also be described as companies operating across the entire spectrum of the energy value chain. Each Energy Fund may invest in debt securities of any maturity or duration.

The portfolio managers use a proprietary research and investment process that involves fundamental and quantitative analysis of various macroeconomic and commodity price and other factors to select each Energy Fund’s investments and determine the weighting of each investment. The portfolio managers may sell all or a portion of a position of an Energy Fund’s portfolio holding for a number of reasons, including (1) the issuer’s fundamentals deteriorating, (2) the parameters established for the security’s profits or losses being realized, or (3) the Energy Fund requiring cash to meet redemption requests.

BP Capital TwinLine MLP Fund and Hennessy BP Midstream Fund

The investment objective of the BP Capital TwinLine MLP Fund and the Hennessy BP Midstream Fund (each, a “Midstream Fund”) is to seek capital appreciation through distribution growth along with current income.

Under normal circumstances, each Midstream Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in energy infrastructure MLP investments. Each Midstream Fund’s MLP investments may include, but are not limited to, the following:

•	MLPs structured and taxed as limited partnerships or limited liability companies;
•	MLPs that are taxed as “C” corporations;
•	Institutional units issued by MLP affiliates;
•	Taxable “C” corporations that hold significant interests in MLPs; and
•
Other equity and fixed income securities and derivative instruments, including pooled investment vehicles, exchange-traded notes, and exchange-traded funds, that provide exposure to MLPs. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, or indices, such as futures, options, swaps, and forward contracts.

The Hennessy BP Midstream Fund has clarified in its disclosures that the above categories also include taxable “C” corporations (and other business entities) that have economic characteristics similar to MLPs and other equity and fixed income securities and derivative instruments, including pooled investment vehicles, exchange-traded notes, and exchange-traded funds, that provide exposure to entities that have economic characteristics similar to MLPs.

The portfolio managers consider midstream energy infrastructure investments to be business entities that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining, or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, or electricity, or that provide energy‑related equipment or services. Each Midstream Fund invests without regard to market capitalization size, and may invest in IPOs.

Each Midstream Fund may invest up to 20% of its net assets in non-energy infrastructure investments, including, without limitation, securities of other types of companies that operate in the energy sector or that hold energy assets and fixed income securities, including securities rated below B3 by Moody’s Investors Service Inc., B- by Standard & Poors or Fitch Ratings, or a comparable rating by another nationally recognized statistical rating organization.

In selecting investments for each Midstream Fund, the portfolio managers apply a combination of “top-down” deductive reasoning approach with a detailed bottom-up analysis of individual companies with exposure to the trends identified. The portfolio managers may sell all or a portion of a position of a Midstream Fund’s portfolio holding for a number of reasons, including (1) the issuer’s fundamentals deteriorating, (2) the parameters established for the security’s profits or losses being realized, or (3) the Midstream Fund requiring cash to meet redemption requests.

2.	Investment Advisory Services
BP Capital is the investment advisor of the TwinLine Funds. The address of BP Capital is 8117 Preston Road, Suite 260, Dallas, Texas 75225. Subject to the oversight of the PMP Board, BP Capital formulates and implements an investment program for the TwinLine Funds, which includes determining which securities should be bought and sold. BP Capital was organized as a Delaware limited liability company and is registered with the SEC as an investment advisor. As of June 30, 2018, BP Capital managed approximately $215 million of net assets on behalf of all series of the PMP Trust. For its services, the BP Capital TwinLine Energy Fund pays BP Capital an investment advisory fee at an annual rate of 1.25% of its average daily net assets, and the BP Capital TwinLine MLP Fund pays BP Capital an investment advisory fee at an annual rate of 1.10% of its average daily net assets.

Hennessy Advisors is the investment advisor of the Hennessy Funds. The address of Hennessy Advisors is 7250 Redwood Blvd., Suite 200, Novato, California 94945. Subject to the oversight of the Hennessy Funds Trust Board, Hennessy Advisors formulates and implements an investment program for the Hennessy Funds, which includes determining which securities should be bought and sold. Hennessy Advisors was organized as a California corporation in 1989 and is registered with the SEC as an investment advisor. As of June 30, 2018, Hennessy Advisors managed approximately $6.7 billion of net assets on behalf of all series in Hennessy Funds Trust. For its services, the Hennessy BP Energy Fund pays Hennessy Advisors an investment advisory fee at an annual rate of 1.25% of its average daily net assets, and the Hennessy BP Midstream Fund pays Hennessy Advisors an investment advisory fee at an annual rate of 1.10% of its average daily net assets. The investment advisory services provided to each Hennessy Fund include, among other things, the following:

•
overseeing the sub‑advisor acting as portfolio manager for the Fund, which includes managing the composition of the Fund’s portfolio (including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions), seeking best execution for the Fund’s portfolio, managing the use of soft dollars for the Fund, and managing proxy voting for the Fund;

•	performing a daily reconciliation of portfolio positions and cash for the Fund;

•	monitoring the Fund’s compliance with its investment objectives and restrictions and federal securities laws;
•
performing activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers (including its sub‑advisor), conducting on‑site visits to the Fund’s service providers (including its sub‑advisor), monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O and cybersecurity insurance coverage, conducting employee compliance training, reviewing reports provided by the Fund’s service providers (including its sub‑advisor), maintaining books and records, and preparing an annual compliance report to the Hennessy Funds Trust Board;

•
overseeing the selection and continued employment of the Fund’s sub‑advisor, monitoring the sub-advisor’s adherence to the Fund’s investment objectives, policies, and restrictions, and reviewing the Fund’s investment performance;

•
overseeing service providers that provide accounting, administration, distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services to the Fund;

•	being actively involved with preparing all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents;
•	reviewing a written summary prepared by the Fund’s sub‑advisor of the Fund’s performance for the most recent 12‑month period for each annual report of the Fund;
•	monitoring and overseeing the accessibility of the Fund on third-party platforms;
•
paying the incentive compensation of the Fund’s compliance officers and employing other staff such as legal, marketing, national accounts and distribution, sales, administrative, and trading oversight personnel, as well as management executives;

•	providing a quarterly compliance certification to Hennessy Funds Trust; and
•
preparing or reviewing materials for the Hennessy Funds Trust Board, presenting or leading discussions to or with the Hennessy Funds Trust Board, preparing or reviewing meeting minutes, and arranging for training and education of the Hennessy Funds Trust Board.

Hennessy Advisors has delegated the day-to-day management of the portfolio composition of the Hennessy Funds to BP Capital. Accordingly, there will be no change in the day-to-day management of the portfolio of the TwinLine Funds as a result of the change in investment advisor, because the current portfolio managers of each TwinLine Fund will continue as the portfolio managers of the corresponding Hennessy Fund. In its capacity as sub-advisor, subject to the supervision of Hennessy Advisors and the Hennessy Funds Trust Board, BP

Capital directs the investment of the Hennessy Funds’ assets, continually conducts investment research and supervision for the Hennessy Funds, and is responsible for the purchase and sale of the Hennessy Funds’ investments. For these services, Hennessy Advisors pays BP Capital a sub‑advisory fee at an annual rate of 0.40% of the aggregate net asset value of each of the Hennessy Funds out of its advisory fee.

3.	Distribution Services
Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, currently serves as the distributor for the TwinLine Funds. As such, Foreside is responsible for all purchases, redemptions, and other transfers of shares. As distributor, Foreside also provides certain administrative services. Foreside is a registered broker‑dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

Quasar Distributors, LLC, (“Quasar”), located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, currently serves as the distributor for the Hennessy Funds. As such, Quasar is responsible for all purchases, redemptions, and other transfers of shares. As distributor, Quasar also provides certain administrative services.

4.	Purchase and Redemption Procedures
The TwinLine Funds and the Hennessy Funds have similar purchase and redemption procedures. Purchases and redemptions of shares of both the TwinLine Funds and the Hennessy Funds are made at the net asset value (“NAV”) per share next determined after receipt of the complete and accurate purchase or redemption order by the respective Fund’s transfer agent. Both the TwinLine Funds’ transfer agent and the Hennessy Funds’ transfer agent assess a fee of $15.00 for each redemption made by wire.

Both the TwinLine Funds and the Hennessy Funds offer an automatic investment plan (“Automatic Investment Plan”), whereby an existing shareholder may authorize the TwinLine Funds and the Hennessy Funds to withdraw from his or her personal bank account each month an amount that such shareholder wishes to invest.

Class A shares of the TwinLine Funds have a sales charge (load) assessed when you invest, unless you qualify for a reduction or waiver. If you purchase Class A Shares of either TwinLine Fund, you will pay an offering price equal to the NAV per share next determined after your order is received plus a sales charge of up to 5.75% of the offering price, depending on the amount of your investment. A contingent deferred sales charge of 1.00% applies to redemptions of shares within one year purchased without the imposition of an initial sales charge, where the TwinLine Fund paid a commission in connection with the purchase. The sales charge does not apply to shares purchased with reinvested dividends and distributions. Investor Class and Institutional Class shares of the Hennessy Funds do not have a load or redemption fee.

The minimum amounts required to invest in or add to an account with the TwinLine Funds and the Hennessy Funds, are indicated below:

	TwinLine Funds (Class A)	TwinLine Funds (Class I)

Minimum Initial Investment	$ 3,000	$250,000

Subsequent Minimum Initial Investment	$ 100	None

Individual Retirement Accounts	$ 500	None

Automatic Investment Plan	$ 500	None

	Hennessy Funds (Investor Class)	Hennessy Funds (Institutional Class)

Minimum Initial Investment	$ 2,500	$250,000

Subsequent Minimum Initial Investment	None	None

Individual Retirement Accounts	$ 250	None

Automatic Investment Plan	$ 100	$ 100

The TwinLine Funds may waive the minimum only with respect to Class I shareholders for financial intermediaries and other institutions making continuing investments in the TwinLine Funds on behalf of underlying investors and from time to time for other investors. The Hennessy Funds may waive the investment minimums for both Investor Class and Institutional Class shares from time to time.

5.	Exchange Procedures
Shareholders of the TwinLine Funds may exchange shares of any class of a TwinLine Fund for shares of the same class of the other TwinLine Fund on any day that the New York Stock Exchange (the “NYSE”) is open for regular session trading.

Shareholders of the Hennessy Funds may exchange shares of the Hennessy Funds for shares of any of the other series of Hennessy Funds Trust on any day that the NYSE is open for business. Shareholders of the Hennessy Funds may also exchange shares of the Hennessy Funds for shares of the First American Retail Prime Obligations Fund, a money market mutual fund that is not affiliated with the Hennessy Funds, Hennessy Advisors, or any sub-advisor to a series of Hennessy Funds Trust.

Each series of Hennessy Funds Trust reserves the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess expenses. Each series of Hennessy Funds Trust reserves the right to reject any exchange order. Each series of Hennessy Funds Trust may modify or terminate the exchange privilege upon written notice to shareholders. Each series of Hennessy Funds Trust may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the manager, continuation of the privilege would be detrimental to the Hennessy Funds and their shareholders. Such temporary suspension can be without prior notification to shareholders.

The exchange privileges of the TwinLine Funds may be terminated or modified by a TwinLine Fund at any time upon 60 days’ notice to shareholders.

E.	Other Significant Considerations and Consequences of the Proposed Reorganizations
As a result of the Reorganizations, the TwinLine Funds will become part of the Hennessy Funds family with Hennessy Advisors as the investment advisor. Hennessy Advisors will employ BP Capital as the sub-advisor for the Hennessy Funds following the Reorganizations. Accordingly, there will be no change in the day‑to-day management of the investment portfolio of the TwinLine Funds as a result of the change in investment advisor, as the current portfolio managers of each TwinLine Fund will continue as portfolio managers of the corresponding Hennessy Fund.

The advisory fee for each Hennessy Fund will be the same as the corresponding TwinLine Fund following the Reorganization. For its service as sub-adviser to the Hennessy Funds, Hennessy Advisors will pay BP Capital a sub-advisory fee equal to 0.40% of the aggregate net asset value of each Hennessy Fund out of the advisory fee it receives as investment adviser to the Hennessy Funds.

The Hennessy Funds will be supervised by the Hennessy Funds Trust Board, which differs from the PMP Board. The Hennessy Funds will be serviced by the Hennessy Funds’ service providers, who are the same as the service providers to the TwinLine Funds except for the distributor. The proposed Reorganizations are not expected to have any adverse U.S. federal, state, or local income tax consequences to the TwinLine Funds or their shareholders.

F.	Summary of the Material U.S. Federal Income Tax Consequences of the Proposed Reorganizations
The TwinLine Funds and the Hennessy Funds will have received on the Closing Date (as defined in the Plan) an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, to the effect that the proposed Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code. Accordingly, no gain or loss should be recognized by the TwinLine Funds upon the transfer of assets solely in exchange for shares of the Hennessy Funds and its assumption of liabilities (other than the excluded liabilities, as defined in the Plan) or by shareholders of the TwinLine Funds upon their receipt of shares of the Hennessy Funds. The tax basis for the shares of the Hennessy Funds received by shareholders of the TwinLine Funds will be the same as their tax basis for the shares of a TwinLine Fund that are constructively surrendered in exchange therefore. In addition, the holding period of the shares of the Hennessy Funds that are received in connection with the Reorganization will include the period during which the shares of a TwinLine Fund to be constructively surrendered in exchange therefore were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange.

II.	PRINCIPAL RISK FACTORS AND INVESTMENT RESTRICTIONS
BP Capital TwinLine Energy Fund and Hennessy BP Energy Fund – Principal Risk Factors

The risks related to the principal investment strategies of the Energy Funds are as follows:

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Cash Flow Risk: Each Energy Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs and other entities that have economic characteristics similar to MLPs. The amount and tax characterization of cash available for distribution by such companies depends upon the amount of cash generated by such companies’ operations. Cash available for distribution may vary widely from quarter to quarter and will be affected by various factors affecting each company’s operations. The Energy Fund periodically will distribute more than its income and net realized capital gains, which means a portion of a shareholder’s distribution would be a return of capital.  A return of capital distribution reduces the basis of a shareholder’s shares.  As a result, a shareholder may recognize a capital gain when the shareholder sells the shareholder’s shares, if the shareholder has received a return of capital distribution.

Commodity Price Risk: MLPs and other companies operating in the energy infrastructure industry may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy infrastructure commodity prices directly impact companies that own such energy infrastructure commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution, or marketing of such energy infrastructure commodities.

Derivatives Risk: Using derivatives can have a leveraging effect and increase the volatility of an Energy Fund. Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Energy Fund may not correlate with the value of the underlying instrument or the Energy Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk, operational leverage risk, tracking risk, and counterparty credit risk. A small investment in derivatives could have a potentially large impact on the Energy Fund’s performance.

Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. Each Energy Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Energy Fund is unable to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Energy Fund’s performance. To the extent that an Energy Fund invests in over-the-counter options, the Energy Fund may be exposed to counterparty risk.

Energy Sector Focus Risk: Each Energy Fund focuses its investments in the energy sector, which comprises energy, industrial, infrastructure, and logistics companies, and will therefore be susceptible to adverse economic, environmental, business, regulatory, or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the energy sector are subject to specific risks, including, among others, (1) fluctuations in commodity prices, (2) reduced consumer demand for commodities such as oil, natural gas, or petroleum products, (3) reduced availability of natural gas or other commodities for transporting, processing, storing, or delivering, (4) slowdowns in new construction, (5) extreme weather or other natural disasters, and (6) threats of attack by terrorists on energy assets. Additionally, energy sector companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Debt Investments Risk: The yields and principal values of debt securities fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond’s maturity increases such that a longer-term bond will increase or decrease more for a given change in interest rates than a shorter-term bond. Given that the Federal Reserve has begun to raise interest rates, there may be a heightened level of interest rate risk.

High-Yield Investments Risk: Each Energy Fund may invest a portion of its assets in lower-rated, high-yielding bonds (commonly known as “junk bonds”). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to an Energy Fund.

Leveraging Risk: Certain Energy Fund transactions, including futures contracts and short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of investments and make such fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than such fund would otherwise have had, potentially resulting in the loss of all assets. An Energy Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity Risk: Each Energy Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or each Energy Fund may be forced to sell an illiquid asset to meet redemption requests or other cash needs and may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

MLP Risk: Investment in securities of an MLP involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable each Energy Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

MLP Tax Risk: A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax, excise tax, or another form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could reduce the amount of cash available for distribution by the MLP and could cause any such distributions received by an Energy Fund to be taxed as dividend income, return of capital, or capital gain. Therefore, if any MLPs owned by the Energy Fund were treated as corporations or other forms of taxable entity for U.S. federal income tax purposes, the after-tax return to the Energy Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the NAV per share of the Energy Fund’s shares. If an Energy Fund holds an MLP until its cost basis for tax purposes is reduced to zero, subsequent distributions received by the Energy Fund will be taxed at ordinary income rates and shareholder may receive a corrected Form 1099.

RIC Qualification Risk: To qualify for treatment as a regulated investment company (“RIC”) under the Code, each Energy Fund must meet certain income source, asset diversification, and annual distribution requirements. An Energy Fund’s MLP investments may make it more difficult to meet these requirements. The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of the Energy Fund’s total assets is invested in the securities (including debt securities) of one or more qualified publicly traded partnerships. Each Energy Fund anticipates that the MLPs in which it invests will be qualified publicly traded partnerships. If an Energy Fund’s MLP investments exceed this 25% limitation, which could occur if its investment in an MLP affiliate were recharacterized as an investment in an MLP, then the Energy Fund would not satisfy the diversification requirements and could fail to qualify as a RIC. If, in any year, an Energy Fund fails to qualify as a RIC for any reason, it would be taxed as a corporation and would become subject to corporate income tax. The resulting corporate taxes could substantially reduce the Energy Fund’s net assets, the amount of income available for distribution, and the amount of its distributions.

Temporary Defensive Positions Risk: From time to time, each Energy Fund may take temporary defensive positions in response to adverse market, economic, political, or other conditions. To the extent the assets of an Energy Fund are invested in temporary defensive positions, the Energy Fund may not achieve its investment objective. For temporary defensive purposes, each Energy Fund may invest in cash or short‑term obligations.

Small-Sized and Medium-Sized Companies Risk: Each Energy Fund invests in small-sized and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals.

Large-Cap Company Risk: Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

IPO Risk: The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Management and Strategy Risk: The value of your investment depends on the judgment of the portfolio managers about the quality, relative yield, value, or market trends affecting a particular security, industry, sector, or region, which may prove to be incorrect. Investment strategies employed by the portfolio managers in selecting investments for each Energy Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

BP Capital TwinLine Energy Fund and Hennessy BP Energy Fund – Investment Restrictions

Both Energy Funds have the same fundamental investment restrictions. Please see the Statement of Additional Information for additional information.

BP Capital TwinLine MLP Fund and Hennessy BP Midstream Fund – Principal Risk Factors

The risks related to the principal investment strategies of the Midstream Funds are as follows:

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Cash Flow Risk: Each Midstream Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs and other entities that have economic characteristics similar to MLPs. The amount and tax characterization of cash available for distribution by each such company depends upon the amount of cash generated by such company’s operations. Cash available for distribution may vary widely from quarter to quarter and will be affected by various factors relating to each such company’s operations. Each Midstream Fund periodically will distribute more than its income and net realized capital gains, which means a portion of a shareholder’s distribution would be a return of capital. A return of capital distribution reduces the basis of a shareholder’s shares.  As a result, a shareholder may recognize a capital gain when the shareholder sells the shareholder’s shares, if the shareholder has received a return of capital distribution.

Derivatives Risk: Using derivatives can have a leveraging effect and increase fund volatility. Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by a Midstream Fund may not correlate with the value of the underlying instrument or the Midstream Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading.

 However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include but are not limited to illiquidity risk, operational leverage risk and counterparty credit risk. A small investment in derivatives could have a potentially large impact on a Midstream Fund’s performance.

Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. Each Midstream Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If a Midstream Fund is unable to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect a Midstream Fund’s performance. To the extent that a Midstream Fund invests in over-the-counter options, the Midstream Fund may be exposed to counterparty risk.

Dividend Distribution Risk: Each Midstream Fund’s dividend distribution policy is intended to provide consistent distributions to its shareholders at a rate that over time is similar to the distribution rate a Midstream Fund receives from the MLPs and economically similar companies in which it invests, without offset for such Midstream Fund’s expenses. The amount of a Midstream Fund’s distributions is based on, among other considerations, cash and stock distributions it actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from restructurings. Furthermore, a Midstream Fund’s total distribution payment amount may be derived from net income, net profit from the sale of securities, or other capital sources. The last one, which is other capital sources, represents a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in the Midstream Fund is paid back to the shareholder. A return of capital distribution does not necessarily reflect the Midstream Fund’s investment performance and should not be confused with “yield” or “income.” Shareholders should not draw any conclusions about a Midstream Fund’s investment performance from the amounts of these distributions. For certain securities, such as MLPs, the percentages attributed to each category (net income, net profit from sale, and other capital sources) are estimated using historical information because the character of the amounts received from such entities is unknown until after the end of the calendar year. Please note that this information should not be used for tax reporting purposes.

Energy Infrastructure Industry Focus Risks: A substantial portion of the companies in which each Midstream Fund invests are engaged primarily in the energy infrastructure industry. As a result, each Midstream Fund will be focused in the energy infrastructure industry, and will therefore be susceptible to adverse economic, environmental, weather, or regulatory occurrences affecting the energy infrastructure industry.

Fixed Income Security Risk: The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than higher rated securities. Given that the Federal Reserve has begun to raise interest rates, there may be a heightened level of interest rate risk.

Futures Risk: Each Midstream Fund’s use of futures contracts (and related options) exposes it to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

High-Yield Investments Risk: Each Midstream Fund may invest a portion of its assets in lower-rated, high-yielding bonds (commonly known as “junk bonds”). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to a fund.

Leveraging Risk: Certain Fund transactions, including futures contracts and short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of a Midstream Fund’s investments and make the Midstream Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than a Midstream Fund would otherwise have had, potentially resulting in the loss of all assets. Each Midstream Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity Risk: MLP common units and equity securities of MLP affiliates, including I‑Shares, often trade on national securities exchanges. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes. As a result of the limited liquidity of such securities, each Midstream Fund could have greater difficulty selling such securities at the time and price that it would like. This may also adversely affect each Midstream Fund’s ability to remit dividend payments to shareholders.

MLP Risk: Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Midstream Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Non-Diversification Risk: Each Midstream Fund is “non-diversified,” meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than a diversified fund. Thus, a Midstream Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Because each Midstream Fund is treated as a “C” corporation and will not be taxed as a regulated investment company under Subchapter M of the Code, they will not be subject to the diversification requirements applicable to regulated investment companies.

Temporary Defensive Positions Risk: From time to time, each Midstream Fund may take temporary defensive positions in response to adverse market, economic, political, or other conditions. To the extent the assets of a Midstream Fund are invested in temporary defensive positions, it may not achieve its investment objective. For temporary defensive purposes, each Midstream Fund may invest in cash or short‑term obligations.

Small-Sized and Medium-Sized Companies Risk: Each Midstream Fund invests in small‑sized and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals.

Large-Cap Company Risk: Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

IPO Risk: The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Management and Strategy Risk: The value of your investment depends on the judgment of the portfolio managers about the quality, relative yield, value, or market trends affecting a particular security, industry, sector, or region, which may prove to be incorrect. Investment strategies employed by the portfolio managers in selecting investments for each Energy Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Tax Risks: Tax risks associated with investments in each Midstream Fund include, but are not limited to, the following:

Fund Structure Risk. Unlike most open-end mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes and unlike entities treated as partnerships for tax purposes, the Midstream Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Midstream Fund generally will be subject to U.S. federal income tax on its taxable income at the tax rate applicable to corporations (currently 21%), will not benefit from current favorable federal income tax rates on long-term capital gains, and will be subject to state and local income taxes by reason of its investments in equity securities of MLPs. Corporate and shareholder taxes can increase, including U.S. federal income tax withholding tax rates. Fund income and losses will not be passed through to shareholders.

MLP Tax Risk. Historically, MLPs have typically been treated as partnerships for U.S. federal income tax purposes and have been able to offset a significant portion of their taxable income with tax deductions, including depreciation and amortization expense deductions. A change in current tax law, or a change in the business of a given MLP, could result in an MLP (otherwise treated as a partnership) to become treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax, excise tax, or other form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Midstream Fund to be taxed as dividend income, return of capital, or capital gain. Thus, if any of the MLPs owned by the Midstream Fund were treated as corporations or other form of taxable entity for U.S. federal income tax purposes, the after-tax return to the Midstream Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the NAV per share of the Midstream Fund’s shares. If a Midstream Fund holds an MLP until its cost basis for tax purposes is reduced to zero, subsequent distributions received by the Midstream Fund will be taxed at ordinary income rates and shareholder may receive a corrected Form 1099. Furthermore, because the MLP itself does not pay federal income tax, its income or loss is allocated to its shareholders irrespective of whether the shareholders receive any cash payment from the MLP.

Tax Estimation/NAV Risk. In calculating the Midstream Fund’s NAV, the Midstream Fund will account for its current taxes and deferred tax liability or asset balances. The Midstream Fund will accrue a deferred income tax liability balance, at the then-effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Midstream Fund on interests of MLPs and economically similar investments considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Midstream Fund’s NAV. The Midstream Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Midstream Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Midstream Fund’s NAV.

BP Capital TwinLine MLP Fund and Hennessy BP Midstream Fund – Investment Restrictions

Both Midstream Funds have the same fundamental investment restrictions. Please see the Statement of Additional Information for additional information.

III.	COMPARISON FEE TABLES AND EXAMPLES
A.	Fee Tables
With respect to either of the TwinLine Funds or the Hennessy Funds, you will indirectly pay various expenses because each TwinLine Fund and each Hennessy Fund pays fees and expenses that reduce the return on your investment. The following tables allow you to compare the fees and expenses that you may pay if you buy and hold shares of a TwinLine Fund or Hennessy Fund. Only pro forma information has been presented with respect to the Hennessy Funds because each Hennessy Fund will not commence operations until the Reorganization is completed. The Reorganization itself will not cause a shareholder to directly pay any additional fees, but there can be no assurances about the net expense ratios, which may increase depending on various factors.

BP Capital TwinLine Energy Fund

SHAREHOLDER FEES		Class A		Class I
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.75%		None
Maximum Deferred Sales Charge (Load)		None(1)		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.25%		1.25%
Distribution and Service (12b-1) Fees		0.25%		None
Other Expenses		0.37%		0.37%
Shareholder Servicing	0.10%		0.10%
Remaining Other Expenses	0.27%		0.27%
Acquired Fund Fees and Expenses		0.01%		0.01%
Total Annual Fund Operating Expenses(2)		1.88%		1.63%

(1)	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase.
(2)
“Total Annual Fund Operating Expenses” do not correlate to the ratio of expenses to average net assets after fees waived provided in the Financial Highlights section of the BP Capital TwinLine Energy Fund’s audited financial statements for the period ended November 30, 2017, which reflects the operating expenses of the fund and does not include acquired fund fees and expenses.

Hennessy BP Energy Fund Pro Forma

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Maximum Deferred Sales Charge (Load)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.25%		1.25%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.46%		0.31%
Shareholder Servicing	0.10%		None
Remaining Other Expenses(1)	0.36%		0.31%
Acquired Fund Fees and Expenses(2)		0.01%		0.01%
Total Annual Fund Operating Expenses		1.87%		1.57%

(1)	“Remaining Other Expenses” reflect the pro forma impact of the Reorganization and are based on estimated amounts for the current fiscal year.
(2)
“Total Annual Fund Operating Expenses” differ from the amounts shown in the BP Capital TwinLine Energy Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

BP Capital TwinLine MLP Fund

SHAREHOLDER FEES		Class A		Class I
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.75%		None
Maximum Deferred Sales Charge (Load)		None(1)		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.10%		1.10%
Distribution and Service (12b-1) Fees		0.25%		None
Other Expenses		0.56%		0.56%
Shareholder Servicing	0.10%		0.10%
State and Federal Income Tax Expense	0.02%		0.02%
Remaining Other Expenses	0.44%		0.44%
Acquired Fund Fees and Expenses (AFFE)(2)		0.01%		0.01%
Deferred Income Tax Expense/(Benefit)(3)		None		None
Total Annual Fund Operating Expenses(4)		1.92%		1.67%
Expense Reimbursement		(0.14%)		(0.14%)
Total Annual Fund Operating Expenses After Expense Reimbursement, AFFE, and Deferred Income Tax Expense(4)		1.78%		1.53%

(1)	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase.
(2)
“Total Annual Fund Operating Expenses” do not correlate to the ratio of expenses to average net assets after fees waived provided in the Financial Highlights section of the BP Capital TwinLine MLP Fund’s audited financial statements for the period ended November 30, 2017, which reflects only the operating expenses of the fund and does not include acquired fund fees and expenses.

(3)
The BP Capital TwinLine MLP Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the BP Capital TwinLine MLP Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The BP Capital TwinLine MLP Fund’s accrued deferred tax liability, if any, is reflected each day in its net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the BP Capital TwinLine MLP Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. Deferred income tax expense/(benefit) is dependent upon the BP Capital TwinLine MLP Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the its investments, the performance of those investments and general market conditions. Therefore, deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2017, the BP Capital TwinLine MLP Fund had net operating loss of $6,104,484 and accrued $0 in net deferred tax benefits.

(4)
BP Capital has contractually agreed to waive its fees or pay for operating expenses of the BP Capital TwinLine MLP Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, and expenses incurred in connection with any merger or reorganization) do not exceed 1.75% and 1.50% of the average daily net assets of Class A shares and Class I shares of the fund, respectively (the “Expense Caps”). The Expense Caps are indefinite but will remain in effect through at least March 31, 2019, and may be terminated only by the PMP Board. BP Capital may request recoupment of previously waived fees and paid expenses from the BP Capital TwinLine MLP Fund any time before the end of the third year following the date to which the fee waiver or expense reimbursement relates, provided the recoupment does not cause the BP Capital TwinLine MLP Fund to exceed the Expense Caps in effect at the time of the waiver or at the time of recoupment. The BP Capital TwinLine MLP Fund’s net operating expenses may be higher to the extent that it incurs expenses that are excluded from the Expense Caps.

Hennessy BP Midstream Fund

SHAREHOLDER FEES		Class A		Class I
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Maximum Deferred Sales Charge (Load)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.10%		1.10%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.52%		0.38%
Shareholder Servicing	0.10%		None
State and Federal Income Tax Expense	0.02%		0.02%
Remaining Other Expenses(1)	0.40%		0.36%
Acquired Fund Fees and Expenses (AFFE)(2)		0.01%		0.01%
Deferred Income Tax Expense/(Benefit)(3)		0.00%		0.00%
Total Annual Fund Operating Expenses After AFFE and Deferred Income Tax Expense		1.78%		1.49%

(1)	“Remaining Other Expenses” reflect the pro forma impact of the Reorganization and are based on estimated amounts for the current fiscal year.
(2)
“Total Annual Fund Operating Expenses After AFFE and Deferred Income Tax Expense” differ from the amounts shown in the BP Capital TwinLine MLP Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(3)
The Hennessy BP Midstream Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Hennessy BP Midstream Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Hennessy BP Midstream Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Hennessy BP Midstream Fund’s accrued deferred tax liability, if any, is reflected each day in its net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Hennessy BP Midstream Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. Deferred income tax expense/(benefit) is dependent upon the Hennessy BP Midstream Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of its investments, the performance of those investments, and general market conditions. Therefore, deferred income tax expense/(benefit) cannot be reliably predicted from year to year.

B.	Example
The example set forth below is intended to help you compare the cost of investing in TwinLine Funds and the Hennessy Funds with other mutual funds.

The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same (taking into account the expense limitation agreement for year one for the BP Capital MLP Fund). Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

BP Capital TwinLine Energy Fund and Hennessy BP Energy Fund

	One Year	Three Years	Five Years	Ten Years
BP Capital – Class A	$ 755	$1,132	$1,533	$2,649
Hennessy – Investor	$ 190	$ 588	$1,011	$2,190

BP Capital – Class I	$ 166	$ 514	$ 887	$1,933
Hennessy – Institutional	$ 160	$ 496	$ 855	$1,867

BP Capital TwinLine MLP Fund and Hennessy BP Midstream Fund

	One Year	Three Years	Five Years	Ten Years
BP Capital – Class A	$ 745	$1,131	$1,540	$2,679
Hennessy – Investor	$ 181	$ 560	$ 964	$2,095

BP Capital – Class I	$ 156	$ 513	$ 894	$1,965
Hennessy – Institutional	$ 152	$ 471	$ 813	$1,779

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATIONS
The following is a summary of key information concerning the proposed Reorganizations. Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A, and in the documents incorporated by reference into this Proxy Statement/Prospectus.

On July 10, 2018, Hennessy Advisors and BP Capital entered into a Transaction Agreement (the “Agreement”) pursuant to which Hennessy Advisors agreed to purchase certain assets of BP Capital relating to the TwinLine Funds. The Reorganizations are a condition to the purchase contemplated by the Agreement. Material terms of the Agreement include:

Purchased Assets. On the Closing Date, BP Capital will deliver to Hennessy Advisors:

•
all assets, rights, and benefits that pertain to and are necessary or desirable for the management, administration, and operation of the TwinLine Funds, including BP Capital’s agreements with Discovery Data and DST Vision, files, books, records, and data files (in all form or forms including hard copy, CD-ROM, flash drive, or other electronic media) owned by BP Capital relating to investment accounts and investment history of the TwinLine Funds, except any excluded assets and except to the extent that BP Capital is required by applicable law to retain such materials, in which event BP Capital will, at its expense, provide to Hennessy Advisors copies thereof; and

•
all records required to be maintained and retained under the Investment Company Act or the Investment Advisers Act of 1940, as amended, by BP Capital in connection with BP Capital’s provision of investment advisory services to the TwinLine Funds, whether or not owned by BP Capital, except to the extent that BP Capital is required by applicable law to retain such materials, in which event BP Capital shall, at BP Capital’s expense, provide to Hennessy Advisors copies thereof.

Purchase Price. The Agreement includes customary representations, warranties, and covenants of Hennessy Advisors and BP Capital, and provides for payment in two parts: (1) payment upon closing equal to (i) (A) the Current Net Asset Values (as defined below) of the TwinLine Funds as of the business day prior to the closing date times (B) 0.75% plus (ii) $100,000, and (2) payment on the one-year anniversary of the closing date equal to (x) the Current Net Asset Values (as defined below) of the Hennessy Funds as of the business day prior to the one-year anniversary of the closing date times (y) 0.75%. For purposes of calculating the purchase price payments, “Current Net Asset Value” has the meaning set forth in Rules 2a-4 and 22c-1 under the Investment Company Act while calculated in accordance with historical norms of the TwinLine Funds in accordance with the procedures and principles outlined under the heading “When and How NAV is Determined” in the current Prospectus of the TwinLine Funds, as amended and supplemented.

License. Subject to certain customary terms and conditions, BP Capital has granted to Hennessy Advisors and Hennessy Funds Trust a royalty-free, revocable, terminable, and non‑exclusive right and license (the “License”) to use the “BP” service mark, solely in connection with promoting, offering, or providing advisory services concerning the Hennessy Funds. The License will automatically renew on each yearly anniversary of the closing, unless (i) Hennessy Advisors is no longer promoting, offering, or providing advisory services concerning the Hennessy Funds, (ii) the sub‑advisory agreement with BP Capital terminates or expires and is not renewed, or (iii) the License is terminated due to Hennessy Advisors’ non‑compliance with the terms and conditions of the License.

A.	Summary of the Proposed Reorganizations
Pursuant to the Plan, the Hennessy Funds will acquire all of the assets, and assume the liabilities (other than the excluded liabilities, as defined in the Plan), of the applicable TwinLine Fund solely in exchange for that number of shares of the applicable Hennessy Fund having an aggregate net asset value equal to the aggregate net asset value of the applicable TwinLine Fund as of the close of business on the business day immediately preceding the Closing Date of the proposed Reorganizations (the “Valuation Date”). Immediately thereafter, the applicable TwinLine Fund will distribute such Hennessy Fund shares to its shareholders by establishing accounts on the Hennessy Fund’s share records in the names of those shareholders representing the respective pro rata number of Hennessy Fund shares deliverable to them, in complete liquidation of the applicable TwinLine Fund. Certificates evidencing the Hennessy Fund shares will not be issued to the TwinLine Funds’ shareholders.

Until the Closing Date of the proposed Reorganizations, shareholders of the TwinLine Funds will continue to be able to redeem their shares at the net asset value next determined after receipt by the TwinLine Funds’ transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing Date will be treated as requests received for the redemption or purchase of shares of the Hennessy Funds received by the shareholder in connection with the Reorganizations. After the proposed Reorganizations are consummated, all of the issued and outstanding shares of the TwinLine Funds will be canceled on the books of the TwinLine Funds and the transfer books of the TwinLine Funds will be permanently closed.

Generally, the assets transferred by the TwinLine Funds to the Hennessy Funds will include all investments of the TwinLine Funds held in their portfolios as of the Valuation Date and all other assets of the TwinLine Funds as of such time. No sales charges will be imposed on the shares of the Hennessy Funds issued in connection with the proposed Reorganizations.

Since the shares of the Hennessy Funds will be issued at net asset value in exchange for the net assets of the TwinLine Funds having a value equal to the aggregate net asset value of the shares of the TwinLine Funds as of the Valuation Date, the net asset value per share of the Hennessy Funds should remain virtually unchanged solely as a result of the Reorganizations. Thus, the Reorganizations should not result in dilution of the net asset value of the TwinLine Funds or the Hennessy Funds immediately following consummation of the Reorganizations. However, a shareholder of the TwinLine Funds may end up with a different number of shares compared to what he or she originally held, but the total dollar value of shares held will remain the same.

If the Plan is approved by the TwinLine Funds’ shareholders at the special meeting, all required regulatory approvals are obtained, and certain conditions are either met or waived, it is expected that the Reorganizations will take place on October 26, 2018, or such other date as is agreed to by the parties. If the Plan is not approved by the BP Capital TwinLine Energy Fund’s shareholders or the BP Capital TwinLine MLP Fund’s shareholders, then such TwinLine Fund will continue to operate and the PMP Board may take any further action it deems to be in the best interest of the TwinLine Fund and its shareholders, including potentially terminating the TwinLine Fund, in all cases subject to approval by the TwinLine Fund’s shareholders if required by applicable law.

B.	Terms of the Plan
The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit A.

Valuation. The assets of the TwinLine Funds will be valued as of the time at which the net asset value is calculated pursuant to the valuation procedures set forth in the TwinLine Funds’ then current Prospectus and Statement of Additional Information on the Valuation Date, or at such time on such earlier or later date as may be mutually agreed on in writing by the parties.

The net asset value of each share of the Hennessy Funds will be the net asset value per share computed on the Valuation Date, using the market valuation procedures set forth in the Hennessy Funds’ then‑current Prospectus and Statement of Additional Information as of the Valuation Date.

Issuance and Distribution of Hennessy Fund Shares. On the Closing Date, the Hennessy Funds will deliver to the TwinLine Funds a number of shares of the Hennessy Funds, the number of which will be determined by dividing (i) the value of the TwinLine Funds’ assets, net of the TwinLine Funds’ liabilities (other than the excluded liabilities, as defined in the Plan), as of the

Valuation Date, computed pursuant to the valuation procedures set forth in the TwinLine Funds’ then‑current Prospectus and Statement of Additional Information, by (ii) the net asset value of one share of the Hennessy Funds, as of the Valuation Date, computed using the market valuation procedures set forth in the Hennessy Funds’ then‑current Prospectus and Statement of Additional Information. The TwinLine Funds will then distribute the shares of the Hennessy Funds received pro rata to their shareholders of record as of the Valuation Date in exchange for such shareholders’ proportional interests in the TwinLine Funds. The Hennessy Funds’ shares received by a TwinLine Funds’ shareholder will have the same aggregate net asset value as such shareholder’s interest in the TwinLine Funds as of the Valuation Date.

Expenses. Each of BP Capital and Hennessy Advisors will be responsible for paying its own professional fees, including legal and accounting fees, and other costs and expenses incurred by it or any of its affiliates (including, in the case of BP Capital, by the PMP Trust) in connection with the Reorganizations, provided that BP Capital and Hennessy Advisors will bear equally the costs associated with soliciting and obtaining the proxy vote of the shareholders of the TwinLine Funds, including the proxy advisory firm fees.

Required Approvals. The Plan will be approved as follows by shareholders of the TwinLine Funds:

•
BP Capital TwinLine Energy Fund: Class A and Class I shareholders of the BP Capital TwinLine Energy Fund will vote together to approve the Plan. Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the Investment Company Act) of Class A and Class I shareholders of the BP Capital TwinLine Energy Fund voting together. The “vote of a majority of the outstanding voting securities” means with regard to Class A and Class I shares of the BP Capital TwinLine Energy Fund voting together: the affirmative vote of the lesser of (i) 67% or more of the aggregate outstanding Class A and Class I shares present at the meeting if more than 50% of the aggregate outstanding Class A and Class I shares are present in person or by proxy or (ii) more than 50% of the aggregate outstanding Class A and Class I shares.

•
BP Capital TwinLine MLP Fund: Class A and Class I shareholders of the BP Capital TwinLine MLP Fund will vote together to approve the Plan. Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the Investment Company Act) of Class A and Class I shareholders of the BP Capital TwinLine MLP Fund voting together. The “vote of a majority of the outstanding voting securities” means with regard to Class A and Class I shares of the BP Capital TwinLine MLP Fund voting together: the affirmative vote of the lesser of (i) 67% or more of the aggregate outstanding Class A and Class I shares present at the meeting if more than 50% of the aggregate outstanding Class A and Class I shares are present in person or by proxy or (ii) more than 50% of the aggregate outstanding Class A and Class I shares.

The approval of the Plan by the BP Capital TwinLine Energy Fund’s shareholders or the BP Capital TwinLine MLP Fund’s shareholders is required for the consummation of the Reorganization on behalf of such TwinLine Fund. If a quorum does not exist as of the date of the special meeting, or if a quorum exists but sufficient votes in favor of the Reorganizations are not obtained by the date of the special meeting, PMP Trust may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan.

Amendments and Conditions. Generally, the Plan may be amended by the mutual written consent of the parties thereto, notwithstanding approval thereof by TwinLine Fund shareholders, provided that no such amendment will have a material adverse effect on the interests of such shareholders without their further approval. The obligations of the TwinLine Funds and the Hennessy Funds pursuant to the Plan are subject to various conditions, including the requisite approval of the Reorganizations by the TwinLine Funds’ shareholders, the receipt of a legal opinion as to tax matters, and the confirmation by the PMP Trust, on behalf of the TwinLine Funds, and Hennessy Funds Trust, on behalf of the Hennessy Funds, of the continuing accuracy of their respective representations and warranties contained in the Plan.

Termination. The Plan may be terminated, and the Reorganizations abandoned, whether before or after the requisite approval by the shareholders of the TwinLine Funds, at any time prior to the Closing Date, (i) by the PMP Trust if any conditions precedent to the obligations of the TwinLine Funds have not been fulfilled or waived, (ii) by Hennessy Funds Trust if any conditions precedent to the obligations of the Hennessy Funds have not been fulfilled or waived, or (iii) by mutual consent of the PMP Trust and Hennessy Funds Trust.

Indemnification. Hennessy Funds Trust and the Hennessy Funds have agreed to indemnify the PMP Trust and the TwinLine Funds and their trustees and officers from all liabilities that may arise in connection with, or as a result of, any breach of representation or warranty made by Hennessy Funds Trust, on behalf of the Hennessy Funds.

The PMP Trust and the TwinLine Funds have agreed to indemnify Hennessy Funds Trust and the Hennessy Funds and their trustees and officers from all liabilities that may arise in connection with, or as a result of, any breach of representation or warranty made by the PMP Trust, on behalf of the TwinLine Funds.

C.	Description of the Hennessy Fund Shares
Each Hennessy Fund share issued to a TwinLine Fund shareholder in connection with the Reorganizations will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The Hennessy Fund shares will be sold and redeemed based upon the net asset value of the Hennessy Fund next determined after receipt of the purchase or redemption request.

D.	Reasons for the Reorganizations Considered by the PMP Board
The PMP Board, including a majority of the Independent Trustees, has determined that the interests of the TwinLine Funds’ shareholders will not be diluted as a result of the proposed Reorganizations and that the proposed Reorganizations are in the best interests of each TwinLine Fund’s shareholders.

The reasons that the Reorganizations are proposed by BP Capital are described above under “Synopsis – Reasons for the Reorganizations and Board Deliberations.”

The merger of each TwinLine Fund into its corresponding Hennessy Fund will be treated as a separate Reorganization. Accordingly, shareholder approval and consummation of each Reorganization are not contingent on shareholder approval and consummation of any other Reorganization. If the Plan is not approved by the BP Capital TwinLine Energy Fund’s shareholders or the BP Capital TwinLine MLP Fund’s shareholders, then such TwinLine Fund will continue to operate and the PMP Board may take any further action it deems to be in the best interest of the TwinLine Fund and its shareholders, including potentially terminating the TwinLine Fund, in all cases subject to approval by the TwinLine Fund’s shareholders if required by applicable law.

E.	Material U.S. Federal Income Tax Consequences
 The following discussion summarizes certain material U.S. federal income tax consequences of the Reorganizations, including an investment in Hennessy Fund shares, that are applicable to shareholders of the Hennessy Funds. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local, or foreign tax consequences of the Reorganizations or of holding Hennessy Fund shares.

Tax Treatment. A Hennessy Fund shareholder’s tax treatment may vary depending on such shareholder’s particular situation. Hennessy Fund shareholders may also be subject to special rules not discussed below if such shareholder is a certain kind of TwinLine Fund shareholder, including, but not limited to, any of the following: (i) an insurance company; (ii) a tax-exempt organization; (iii) a financial institution or broker-dealer; (iv) a person who is neither a citizen nor resident of the United States nor an entity organized under the laws of the United States or a political subdivision thereof; (v) a shareholder who holds TwinLine Fund shares as part of a hedge, straddle, or conversion transaction; (vi) a person who does not hold TwinLine Fund shares as capital assets at the time of the Reorganization; (vii) a holder of TwinLine Fund shares through a tax-deferred account; or (viii) an entity taxable as a partnership for U.S. federal income tax purposes or an investor in such an entity.

The Hennessy Funds have not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained. TwinLine Fund shareholders are urged to consult with their own tax advisers and financial planners as to the particular tax consequences to them of the Reorganization of their particular TwinLine Fund and of holding Hennessy Fund shares, including the applicability and effect of any state, local, or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of the Reorganization as Tax-Free “Reorganization” Under the Code. The obligation of each Hennessy Fund and its corresponding TwinLine Fund to consummate the Reorganization is contingent upon Hennessy Funds Trust’s and PMP Trust’s receipt of an opinion from Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Code. Therefore, the transfer by each TwinLine Fund of its assets in exchange for shares of the corresponding Hennessy Fund and the assumption by such Hennessy Fund of the liabilities (other than the excluded liabilities, as defined in the Plan) of such TwinLine Fund should be treated as a “reorganization” within the meaning of Section 368(a) of the Code, and each such TwinLine

Fund and corresponding Hennessy Fund should be treated as a “party to a reorganization” within the meaning of Section 368(b) of the Code.

The TwinLine Funds and the Hennessy Funds have not made any investigation as to the state, local, or foreign tax consequences of the Reorganization to the funds or their shareholders. Additionally, the Hennessy Funds and the TwinLine Funds have not sought, and will not seek, a private letter ruling form the IRS with respect to the U.S. federal income tax consequences of the Reorganization. The opinion of Foley & Lardner LLP with respect to the U.S. federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. The opinion above will be based on then-existing law, will be subject to certain assumptions, qualifications, and exclusions, and will be based in part on the truth and accuracy of certain representations by Hennessy Funds Trust on behalf of each Hennessy Fund. Moreover, the opinion will be based upon certain assumptions and representations of the TwinLine Funds and the Hennessy Funds, including that the shareholders of each TwinLine Fund before the Reorganization will be substantially identical to the shareholders of the corresponding Hennessy Fund after the Reorganization.

Shareholders should consult their own advisors concerning potential tax consequences of the Reorganization to them, including any applicable foreign, state, or local income tax consequences.

F.	Comparison of Shareholder Rights
Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the TwinLine Funds versus the rights of shareholders of the Hennessy Funds.

Governing Law. The TwinLine Funds are organized as separate series of the PMP Trust. The Hennessy Funds are organized as separate series of Hennessy Funds Trust. The PMP Trust is organized as a business trust under Massachusetts law. Hennessy Funds Trust is organized as a statutory trust under Delaware law.

The PMP Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the TwinLine Funds. It also is authorized to divide or combine shares of any particular series or class into a greater or lesser number of shares of that series or class without thereby changing the proportionate beneficial interest in that series or class. Hennessy Funds Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, of the Hennessy Funds. The operations of the TwinLine Funds and the Hennessy Funds are governed by the respective trust instruments and bylaws of the PMP Trust and Hennessy Funds Trust and by applicable law.

Shareholder Rights. The PMP Trust’s Amended and Restated Declaration of Trust provides that shareholders of a separate series, such as each TwinLine Fund, do not have preemptive rights to subscribe for additional shares.

Shareholder Liability. None of the PMP Trust, the trustees of the PMP Board, or the officers, employees, or agents of the PMP Trust, has any power to bind personally any shareholder of the PMP Trust or, except as specifically provided in the PMP Trust’s Amended and Restated Declaration of Trust, to call on any shareholder for the payment of any sum of money or assessment whatsoever (other than as a shareholder may at any time personally agree to pay). Under Delaware law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment advisor was unable to meet its obligations.

Indemnification of Trustees and Officers. Under the PMP Trust’s Amended and Restated Declaration of Trust, the trustees of the PMP Board are entitled and empowered to provide for indemnification out of PMP Trust assets for liability and for all expenses reasonably incurred or paid or expected to be paid by a trustee or officer of the PMP Trust in connection with any claim, action, suit, or proceeding in which such trustee or officer becomes involved by virtue of his or her capacity or former capacity with the PMP Trust. The PMP Trust’s Bylaws further indicate that there is no right to indemnification for any liability arising due to willful misfeasance, bad faith, grows negligence, or the reckless disregard of the duties involved in the conduct of the trustees. Similarly, Hennessy Funds Trust is required to indemnify its trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or trustees, except under certain limited circumstances relating to the culpability of such officers or trustees.

Board of Trustees. The PMP Trust and Hennessy Funds Trust each have a Board of Trustees. The PMP Board comprises five Independent Trustees. The Hennessy Funds Trust Board comprises three independent trustees and one interested trustee.

For more information, refer to the Statement of Additional Information for the TwinLine Funds, dated March 30, 2018, as supplemented to date, and the Statement of Additional Information for the Hennessy Funds, dated February 28, 2018, as supplemented to date.

G.	Capitalization
The following tables show the capitalization of each of the TwinLine Funds and the Hennessy Funds as of May 31, 2018, giving effect to the proposed Reorganizations. The tables are examples of the number of Class A and Class I shares of each TwinLine Fund that would be exchanged for Investor Class and Institutional Class shares of the Hennessy Funds, respectively, if the Reorganizations were consummated on October 26, 2018, and they do not reflect the number of shares or value of shares that would actually be received if the Reorganizations occur on the Closing Date.

	BP Capital TwinLine Energy Fund	Hennessy BP Energy Fund*	Pro Forma Combined
Class A/ Investor Class

Aggregate Net Assets	$23,517,086	$-	$23,517,086

Shares Outstanding	1,072,253	-	1,072,253

Net Asset Value Per Share	$21.93	$-	$21.93

Class I/ Institutional Class

Aggregate Net Assets	$118,461,411	$-	$118,461,411

Shares Outstanding	5,357,078	-	5,357,078

Net Asset Value Per Share	$22.11	$-	$22.11

* Prior to the proposed Reorganization, the Hennessy BP Energy Fund is not expected to have any assets.

	BP Capital TwinLine MLP Fund	Hennessy BP Midstream Fund*	Pro Forma Combined
Class A/ Investor Class

Aggregate Net Assets	$14,068,076	$-	$14,068,076

Shares Outstanding	1,015,369	-	1,015,369

Net Asset Value Per Share	$13.86	$-	$13.86

Class I/ Institutional Class

Aggregate Net Assets	$91,244,660	$-	$91,244,660

Shares Outstanding	6,504,872	-	6,504,872

Net Asset Value Per Share	$14.03	$-	$14.03

* Prior to the proposed Reorganization, the Hennessy BP Midstream Fund is not expected to have any assets.

V.	INFORMATION ABOUT THE TWINLINE FUNDS AND THE HENNESSY FUNDS
A.	Investment Objective and Investment Strategies
TwinLine Funds

See the discussion under “Comparison of the TwinLine Funds and the Hennessy Funds – Investment Objectives and Principal Investment Policies” and “Principal Risk Factors” for a discussion of each TwinLine Fund’s investment objective, investment strategies, and principal risks. For further discussion of the TwinLine Funds’ investment objective, investment strategies, and risks, see the most current Prospectus of the TwinLine Funds, as amended or supplemented.  The BP Capital TwinLine MLP Fund is “non-diversified,” meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than a diversified fund. Thus, the BP Capital TwinLine MLP Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Further, because the BP Capital TwinLine MLP Fund is treated as a “C” corporation and will not be taxed as a regulated investment company under Subchapter M of the Code, the Fund will not be subject to the diversification requirements applicable to regulated investment companies.

Hennessy Funds

See the discussion under “Comparison of the TwinLine Funds and the Hennessy Funds – Investment Objectives and Principal Investment Policies” and “Principal Risk Factors” for a discussion of each Hennessy Fund’s investment objective, investment strategies, and principal risks. In order to provide a degree of flexibility, the Hennessy Funds may change their investment objectives without obtaining shareholder approval. An investment objective is not a guarantee. The Hennessy BP Midstream Fund is “non-diversified,” meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than a diversified fund. Thus, the Hennessy BP Midstream Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. . Further, because the Hennessy BP Midstream Fund is treated as a “C” corporation and will not be taxed as a regulated investment company under Subchapter M of the Code, the Fund will not be subject to the diversification requirements applicable to regulated investment companies.

The Hennessy Funds may temporarily invest a portion of their total assets in cash or liquid short-term securities pending investment of such assets in securities in accordance with the Hennessy Funds’ investment strategy, or to pay expenses or meet redemption requests. Hennessy Advisors generally will not use investments in cash and short-term securities for temporary defensive purposes.

B.	Fees and Expenses
TwinLine Funds

See the discussion under “Comparison Fee Tables and Examples.” See also the discussion of the TwinLine Funds’ fees and expenses in the most current Prospectus of the TwinLine Funds dated March 30, 2018, as amended or supplemented.

Hennessy Funds

See the discussion under “Comparison Fee Tables and Examples.”

C.	Performance and Portfolio Turnover
TwinLine Funds

For a discussion of the TwinLine Funds’ performance during the fiscal year ended November 30, 2017, and of the portfolio turnover of the TwinLine Funds, see the Annual Report to Shareholders for the TwinLine Funds for the fiscal year ended November 30, 2017.

Hennessy BP Energy Fund

This section would normally include a bar chart and a table showing how each Hennessy Fund has performed and how its performance has varied from year to year. Because the Hennessy Funds have not commenced operations prior to the date of this Proxy Statement/Prospectus, the bar chart and table are not shown.

Because the investment objective and principal investment strategies of each Hennessy Fund will be substantially the same as the corresponding TwinLine Fund and the entity providing day-to-day portfolio management services to each Hennessy Fund will be the same as for the corresponding TwinLine Fund, the performance history of each TwinLine Fund is expected to carry over to the corresponding Hennessy Fund.

Performance information for each of the TwinLine Funds is available in the most current Prospectus of the TwinLine Funds, as amended or supplemented, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus, and which has previously been provided to each TwinLine Fund’s shareholders. Of course, past performance does not predict future results.

Portfolio turnover for the Hennessy Funds is not available because the Hennessy Funds have not commenced operations as of the date of this Proxy Statement/Prospectus. Portfolio turnover information for each of the TwinLine Funds is available in the most current Prospectus of the TwinLine Funds, as amended or supplemented, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus, and which has previously been provided to each TwinLine Fund’s shareholders.

D.	Investment Advisor, Sub-Advisors, and Portfolio Managers
TwinLine Funds

For a discussion of the TwinLine Funds’ investment advisor, see the most current Prospectus of the TwinLine Funds, as amended or supplemented.

A discussion regarding the basis for the PMP Board’s approval of the investment advisory agreement for the TwinLine Funds with their investment advisor is available in the Annual Report to Shareholders for the TwinLine Funds for the fiscal year ended November 30, 2017.

Hennessy Funds

A discussion regarding the basis for the Hennessy Funds Trust Board’s approval of the investment advisory agreement with Hennessy Advisors for the Hennessy Funds will be available in the Annual Reports to Shareholders for the Hennessy Funds for the period ending October 31, 2018.

Hennessy Advisors is the investment manager of the Hennessy Funds. The address of Hennessy Advisors, Inc. is 7250 Redwood Blvd., Suite 200, Novato, California 94945. Hennessy Advisors has been providing investment advisory services since 1989. Hennessy Advisors furnishes each series of Hennessy Funds Trust with office space and certain administrative services and provides most of the personnel needed by each series of Hennessy Funds Trust.

Hennessy Advisors has delegated the day-to-day management of the portfolio composition of the Hennessy Funds to BP Capital, located at 8117 Preston Road, Suite 260, Dallas, Texas 75225. BP Capital has been registered with the SEC as an investment advisor since 2013. As of June 30, 2018, BP Capital managed approximately $232 million of net assets on behalf of all series in the PMP Trust.

The TwinLine Funds and the Hennessy Funds

The portfolio managers for the TwinLine Funds and the Hennessy Funds are set forth below. Management of the TwinLine Funds and the Hennessy Funds is conducted with research, stock selection, portfolio composition, and day-to-day trading decisions distributed equally among the portfolio managers unless specifically noted otherwise.

Toby Loftin has served as a Portfolio Manager of the TwinLine Funds since 2013 and will serve as a Portfolio Manager of the Hennessy Funds upon the commencement of each Hennessy Fund’s operations. Prior thereto, between 2010 and the formation of BP Capital, Mr. Loftin served as a member of the Investment Committee of TBP Investments Management, LLC, and managed its midstream/MLP assets. Before joining TBP, Mr. Loftin was a partner of SteelPath Fund Advisors, LLC and SteelPath Capital Management LLC (formerly Alerian) from 2009 to 2010. He also served as Director of Institutional Equity Research Sales with Royal Bank of Canada Capital Markets from 2003 to 2009.

Trip Rodgers, CFA, has served as a Portfolio Manager of the BP Capital TwinLine Energy Fund since January 2017 and will serve as a Portfolio Manager of the Hennessy BP Energy Fund upon commencement of its operations. Mr. Rodgers has over 20 years of equities investment management experience in different industries. Prior to joining BP Capital, Mr. Rodgers served as a portfolio manager at Carlson Capital L.P. where he led a fundamentally based research team focused on commodity-related equities from 2004 to 2014. Prior to his time at Carlson, Trip spent nine years in equity research, with five of those at UBS Investment Bank as an analyst. In 2015‑2016, he authored the book Wrestling Old Man Market, in which he describes institutional investing methodology and best practices.

Tim Dumois, has served as a Portfolio Manager of BP Capital TwinLine Energy Fund since 2014 and will serve as a Portfolio Manager of the Hennessy BP Energy Fund upon commencement of its operations. Prior to his portfolio manager role, Mr. Dumois served as Senior Analyst at BP Capital from 2014 to 2017 where he focused on industry and investment analysis for the TwinLine Funds’ portfolio companies. Prior to joining BP Capital, Mr. Dumois was a member of Prudential Capital’s Energy Finance Group from 2009 to 2013 where he served as a Senior Analyst focused on private equity and debt investments across the energy value chain. At Prudential, he was responsible for providing comprehensive research, analysis, and recommendations to the Investment Committee, as well as ongoing management of investments in the portfolio.

Benton Cook, CFA, has served as a Portfolio Manager of the BP Capital TwinLine MLP Fund since June 2017 and will serve as a Portfolio Manager of Hennessy BP Midstream Fund upon commencement of its operations. Mr. Cook has over 15 years of investing experience in public and private equity oil and gas markets. Prior to joining the team, Mr. Cook was a Portfolio Manager with Mariner Investment Group from 2016 to 2017, a Portfolio Manager with A.G. Hill Partners from 2009 to 2015, and a Portfolio Manager with Opsis Capital Management from 2005 to 2009. Mr. Cook previously held positions as a Senior Analyst with Carlson Capital L.P. and as an Equity Research Analyst with Raymond James.

E.	Payments to Broker-Dealers and Other Financial Intermediaries
TwinLine Funds

If you purchase shares of a TwinLine Fund through a broker-dealer or other financial intermediary (such as a bank), the TwinLine Fund or its related companies may pay the intermediary for shareholder services. In addition, BP Capital may pay additional compensation (at its own expense and not as an expense of a TwinLine Fund) to certain brokers, dealers, or other financial intermediaries in connection with the sale or retention of TwinLine Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend a TwinLine Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Hennessy Funds

If you purchase shares of the Hennessy Funds through a broker-dealer or other financial intermediary (such as a bank), the Hennessy Funds and their related companies may pay the intermediary for performing shareholder services or distribution-related services for the Hennessy Funds. If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Hennessy Funds over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

F.	Net Asset Value
TwinLine Funds

For a discussion of how the offering price of the TwinLine Funds’ shares is determined, see the most current Prospectus of the TwinLine Funds, as amended or supplemented.

Hennessy Funds

The net asset value for the shares of the Hennessy Funds normally will be determined on each day the NYSE is open for trading. The net assets of the Hennessy Funds are valued as of the close of the NYSE (normally 4:00 p.m. Eastern time/1:00 p.m. Pacific time) on each business day.

The net asset value per share is computed by dividing the value of the securities held by a Hennessy Fund plus any cash or other assets, less its liabilities, by the number of its outstanding shares, and adjusting the result to the nearest full cent. Securities listed on the NYSE, NYSE Amex Equities, or other national exchanges (other than The NASDAQ Stock Market) are valued at the last sale price on the date of valuation, and securities that are traded on The NASDAQ Stock Market are valued at the Nasdaq Official Closing Price on the date of valuation. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Hennessy Funds Trust Board believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and ask prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Hennessy Funds Trust Board. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Hennessy Funds Trust Board to best to reflect their full value. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

The Hennessy Funds will process purchase and redemption orders received by U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) prior to the close of regular trading on a day that the NYSE is open at the net asset value determined later that day. It will process purchase and redemption orders received after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open. If an investor sends a purchase or redemption request to the Hennessy Funds’ corporate address, instead of to its Transfer Agent, the Hennessy Funds will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received in the offices of the Transfer Agent.

G.	Shares
TwinLine Funds

For a discussion of the TwinLine Funds’ shares, including how the shares may be purchased and redeemed, see the most current Prospectus of the TwinLine Funds, as amended or supplemented.

Hennessy Funds

Classes of Shares. The Hennessy Funds offer both Investor Class and Institutional Class shares. Institutional Class shares are available only to institutional investors or to shareholders who invest directly in the Hennessy Fund or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with the Hennessy Fund. There is also a higher minimum initial investment requirement for Institutional Class shares, as described below. If you qualify as a purchaser of Institutional Class shares but your account is invested in Investor Class shares, you may convert your Investor Class shares to Institutional Class shares based on the relative net asset values of the two Classes on the conversion date.

Account Minimum Investments. The minimum initial investment in Investor Class shares of a Hennessy Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts. The minimum initial investment in Institutional Class shares of a Hennessy Fund is $250,000. For corporate sponsored retirement plans, there is no minimum initial investment for either Investor Class or Institutional Class shares. There is no subsequent minimum investment requirement. A $100 minimum exists for each additional investment made through an Automatic Investment Plan. The Hennessy Funds may waive the minimum investment requirements from time to time. Investors purchasing Hennessy Fund shares through financial intermediaries may have the above minimum investments waived by their intermediary since the intermediary, rather than the Hennessy Funds, absorbs the increased costs of small purchases.

The Hennessy Funds reserve the right to waive or reduce the minimum initial investment amount for Institutional Class shares for purchases made through certain retirement, benefit, and pension plans or for certain classes of shareholders. For investors purchasing Institutional Class shares through a broker-dealer, financial institution or servicing agent, shareholder purchases may be aggregated to meet the minimum initial investment amount. Hennessy Advisors, in its discretion, may take into account the aggregate assets that a shareholder has in determining if the shareholder meets the minimum initial investment amount.

Market Timing Policy. Frequent purchases and redemptions of a Hennessy Fund’s shares by a shareholder may harm other shareholders of the Hennessy Fund by interfering with efficient management of the Hennessy Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Hennessy Fund’s shares. Accordingly, the Hennessy Funds Trust Board discourages frequent purchases and redemptions of the Hennessy Funds’ shares by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that a Hennessy Fund believes might engage in frequent purchases and redemptions of Hennessy Fund shares.

The Hennessy Funds track shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Hennessy Funds. In this regard, pursuant to Rule 22c-2 of the Investment Company Act, the Hennessy Funds enter into shareholder information agreements with financial intermediaries that purchase Hennessy Fund shares for omnibus accounts. These agreements require the financial intermediary to provide the Hennessy Funds with access, upon request, to information about underlying shareholder transaction activity in the omnibus account. Any non-public personal information provided to the Hennessy Funds is subject to the Hennessy Funds’ privacy policy.

In considering a shareholder’s trading activity, the Hennessy Funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in any of the series of Hennessy Funds Trust. If frequent trading or market timing is detected, the Hennessy Funds, based on their assessment of the severity of the market timing, may take one or more of the following actions: (1) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (2) freeze the account demonstrating the activity from transacting further subscriptions; or (3) close the account demonstrating frequent trading activity.

Although the Hennessy Funds have taken steps to discourage frequent purchases and redemptions of Hennessy Fund shares, the Hennessy Funds cannot guarantee that no such trading will occur.

Telephone Privileges. Each Hennessy Fund offers shareholders the ability to redeem or exchange shares or purchase additional shares via telephone. If you do not wish to have these telephone privileges on your account, please decline this option in the Account Application. Otherwise, the telephone privileges will be available on your account.

When you establish telephone privileges, you are authorizing the Hennessy Funds and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. If an account has more than one owner or authorized person, a Hennessy Fund will accept telephone instructions from any one owner or authorized person.

Before acting on instructions received by telephone, a Hennessy Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If a Hennessy Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. A Hennessy Fund may change, modify, or terminate these privileges at any time upon written notice to shareholders. A Hennessy Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Hennessy Fund, continuation of the privilege would be detrimental to the Hennessy Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under “How Do I Purchase Shares by Check?” below. Your written request for telephone privileges must include the Hennessy Fund name and account number and must be signed by the registered owner(s) of the account. A signature guarantee or other acceptable form of authentication from a financial institution source may also be required. Please contact the Transfer Agent at 1-800-261-6950 before sending your instruction.

Telephone trades must be received prior to the close of regular trading on the NYSE to receive same-day pricing. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time/1:00 p.m. Pacific time).

How to Purchase Shares. You may purchase shares of the Hennessy Funds on any day the NYSE is open for trading. Purchase requests received prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time/1:00 p.m. Pacific time) will be priced and processed as of the close of business on that day. Requests received after that time will be processed the following trading day at the following trading day’s pricing.

You may purchase Hennessy Fund shares by check, wire, or Automated Clearing House (“ACH”) network. The Hennessy Funds will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. To prevent check fraud, the Hennessy Funds will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. In addition, the Hennessy Funds cannot accept post-dated checks or any conditional order or payment.

The Hennessy Funds will not issue certificates evidencing shares purchased. Instead, the Hennessy Funds will send investors a written confirmation for all share purchases. The Hennessy Funds reserve the right to reject any purchase in whole or in part.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Hennessy Funds’ Anti‑Money Laundering Compliance Program. The Hennessy Funds might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. Permanent addresses containing a P.O. Box will not be accepted, although an alternate mailing address including a P.O. Box may be established. Effective May 11, 2018, if you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, corporation, etc.), you must also supply the identity of the beneficial owners. Please contact the Hennessy Funds at 1-800-966-4354 or 1-415-899-1555 if you need additional assistance when completing your application. If the Hennessy Funds do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Hennessy Funds reserve the right to close the account within five business days if clarifying information is not received.

Shares of the Hennessy Funds have not been registered for sale outside of the United States. The Hennessy Funds do not sell shares to non-U.S. citizens, subject to the discretion of the Hennessy Funds. Other than U.S. military personnel with an APO or FPO address, U.S. citizens living abroad may purchase Hennessy Fund shares only if they have a social security number and a physical address (not a P.O. Box) within the United States, subject to the discretion of the Hennessy Funds. The Hennessy Funds reserve the right, in their sole discretion and to the extent permitted by applicable law, to sell shares to non-U.S. citizens and U.S. citizens living abroad with a social security number but no physical address within the United States.

How Do I Purchase Shares by Check? If you are making an initial investment, simply complete the appropriate Account Application and mail it with a check, made payable to “Hennessy Funds,” to:

For regular mail delivery: Hennessy Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For overnight delivery: Hennessy Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St., 3rd Floor Milwaukee, WI 53202-5207

The Hennessy Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the Invest by Mail Form that is attached to your confirmation statement and returned to one of the above addresses.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account in addition to any loss sustained by a Hennessy Fund for any payment, check or electronic funds transfer returned to the Transfer Agent.

How Do I Purchase Shares by Wire? Prior to wiring funds, a completed Account Application must be sent to the Transfer Agent by U.S. mail or overnight courier to one of the addresses listed above. If you are making an initial investment in the Hennessy Funds, please contact the Transfer Agent at 1-800-261-6950 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time, on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery, or fax. Upon receipt of your application, your account will be established and a service representative will contact you to provide an account number and wiring instructions to U.S. Bank N.A. If you do not receive this information within one business day, you may call the Transfer Agent at 1-800-261-6950. If you are making a subsequent purchase, prior to wiring funds, please notify the Transfer Agent. U.S. Bank N.A. must receive wired funds prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time/1:00 p.m. Pacific time) to receive same-day pricing. Wired funds received after that time will be processed the following trading day with the following trading day’s pricing. The Hennessy Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

All wires should specify the name of the Hennessy Fund and class of shares, the name(s) in which the account is registered, the account number, and the amount being wired. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to a Hennessy Fund.

To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:

Hennessy Funds c/o U.S. Bank N.A. 777 E. Wisconsin Ave. Milwaukee, WI 53202 ABA# 075000022	Credit: U.S. Bancorp Fund Services, LLC Account Number: 112-952-137 Further Credit: Mutual fund name, shareholder name, and account number

Can I Purchase Shares through Broker-Dealers? You may buy, sell, and exchange Hennessy Fund shares through certain brokers (and their agents) that have made arrangements with the Hennessy Funds to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by the Hennessy Fund. The broker (or its agent) holds your Hennessy Fund shares in the broker’s (or its agent’s) name, and the broker (or its agent) maintains your individual ownership records. Hennessy Advisors may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the applicable Hennessy Fund’s Prospectus.

If you decide to purchase Hennessy Fund shares through a broker, please carefully review the program materials provided to you by the broker (or its agent), because particular brokers may adopt policies or procedures that are separate from those described herein. The broker (or its agent) is responsible for ensuring that you receive copies of the applicable Hennessy Fund’s Prospectus, Annual Report, Semi-Annual Report, and other Hennessy Fund disclosure documents.

To inquire about an agreement, broker-dealers should call the Hennessy Funds at 1‑800‑966-4354 or 1-415-899-1555.

How Do I Purchase Shares by Telephone? You may not make an initial investment in the Hennessy Funds by telephone, but you may purchase additional shares of the Hennessy Funds if your account has been open for at least 15 days by calling 1-800-261-6950. Unless you have elected to decline telephone privileges on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account on record through the ACH network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be in the amount of $100 or more. If an account has more than one owner or authorized person, the Hennessy Funds will accept telephone instructions from any one owner or authorized person.

Automatic Investment Plan. For your convenience, each Hennessy Fund offers an Automatic Investment Plan. This plan allows money to be moved from the shareholder’s bank account on record to the shareholder’s Hennessy Fund account on a systematic schedule (e.g., monthly, quarterly, semi-annually and annually) that the shareholder selects. Your financial institution must be a member of the ACH Network. After your initial investment in a Hennessy Fund, you may authorize the Hennessy Fund to withdraw amounts of $100 or more.

If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application. You may call the Hennessy Funds at 1-800-966-4354 or 1-415-899-1555 and request an application, or the application can be found at hennessyfunds.com. Signed applications should be received by the Transfer Agent at least 15 calendar days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. A Hennessy Fund may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-261-6950 or in written form five calendar days prior to the effective date.

Retirement Plans. You may invest in the Hennessy Funds under the following retirement plans:

•	Coverdell Education Savings Account
•	Traditional IRA
•	Roth IRA
•	SEP-IRA for sole proprietors, partnerships and corporations
•	SIMPLE-IRA

The Hennessy Funds recommend that investors consult with a financial or tax adviser regarding IRAs before investing in a Hennessy Fund. The annual IRA maintenance fee is $15 (capped at $30 per social security number). The fee for a transfer, distribution (exclusive of systematic distribution plans), or recharacterization of an IRA is $25 per transaction. Complete details on fees are outlined in our Individual Retirement Account & Coverdell Educational Savings Account Disclosure Statement.

How to Sell Shares. You may sell (redeem) your Hennessy Fund shares on any day the NYSE is open for trading either directly through the Hennessy Funds or through your investment representative, as applicable. Redemption requests received prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time/1:00 p.m. Pacific time) will be priced and processed as of the close of business on that day. Requests received after that time will be processed the following trading day at the following trading day’s pricing.

How Do I Sell Shares by Mail? You may redeem your Hennessy Fund shares by sending a written request to the Transfer Agent. After your request is received in “good order,” a Hennessy Fund will redeem your shares at the next NAV calculated by the Hennessy Fund. To be in “good order,” redemption requests must include the following: (i) the name of the Hennessy Fund account; (ii) the account number; (iii) the number of Investor Class or Institutional Class shares of the Hennessy Fund or the dollar value of Investor Class or Institutional Class shares of the Hennessy Fund to be redeemed; (iv) any signature guarantees that are required; and (v) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians, or other similar shareholders. In addition, please specify whether proceeds are to be sent by mail, wire, or electronic funds transfer through the ACH network to your bank account on record. If you are redeeming from an IRA or other retirement or qualified plan, please indicate on your written request whether or not to withhold U.S. federal income tax (generally 10%). Unless a redemption request specifies not to have U.S. federal income tax withheld, the transaction will be subject to withholding. To add wire instructions to an account at the time of the redemption, a signature guarantee is required. The letter should be signed by all shareholders whose names appear on the account registration. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required. Please see “When Are Signature Guarantees Required?” below.

How Do I Sell Shares by Telephone? Unless you have declined telephone privileges on your account, you may redeem all or some of your Hennessy Fund shares, up to a maximum of $100,000, by calling the Transfer Agent at 1-800-261-6950 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time, on a day when the NYSE is open for trading. If you are redeeming from an IRA or other retirement or qualified plan, you will be asked whether you want U.S. federal income taxes (generally 10%) withheld from the distribution. Redemption proceeds will be sent by check to the address of record unless you elect to have proceeds transferred to your bank account on record. You may have difficulties making a telephone redemption during periods of abnormal market activity because of higher than usual call wait times. If this occurs, you may make your redemption request in writing. If an account has more than one owner or authorized person, a Hennessy Fund will accept telephone instructions from any one owner or authorized person.

When Are Signature Guarantees Required? To protect the Hennessy Funds and their shareholders, a signature guarantee from either a Medallion program member or a non-Medallion program member is required in the following situations:

•	The redemption request includes a change of address, or a change of address request was received by the Transfer Agent within the last 30 calendar days;
•	The redemption proceeds are to be payable or sent to any person, address or bank account not on record;
•	Account ownership is being changed; or
•	The redemption request is over $100,000 (Investor Class shares only).
In addition to the situations described above, a Hennessy Fund or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (STAMP). A notarized signature is not an acceptable substitute for a signature guarantee.

The Hennessy Funds reserve the right, at their sole discretion, to waive the signature guarantee requirement for a specific redemption request.

When Will I Receive My Redemption Proceeds? For redemption proceeds that are paid directly to you by the Hennessy Funds, the Hennessy Funds typically expect to pay redemption proceeds by check or by wire to you within three business days following receipt of your redemption request in proper form; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. If you did not purchase your Hennessy Fund shares by wire, the Hennessy Funds may delay payment of your redemption proceeds for up to 15 calendar days from date of purchase or until your payment has cleared, whichever occurs first. In addition, the Hennessy Funds can suspend redemptions and postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

You may have a check sent to you at your address of record, proceeds may be wired to your bank account on record, or funds may be sent via electronic funds transfer through the ACH network to your bank account on record. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds for a complete and share-specific redemption, or deducted from your remaining account balance for a partial redemption, and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. There is no charge to receive redemption proceeds via the ACH network, but credit may not be available for two to three business days.

Under normal circumstances, the Hennessy Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are insufficient to meet redemption requests, a Hennessy Fund may choose to borrow money through the Hennessy Funds’ bank line of credit. A Hennessy Fund may also choose to sell portfolio securities to meet redemption requests, if consistent with the management of such Hennessy Fund. These methods will be used regularly and may also be used in stressed market conditions.

The Hennessy Funds have the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the applicable Hennessy Fund’s portfolio (referred to as an “in kind” distribution) and may do so in the form of pro-rata slices of a Fund’s portfolio, individual securities, or a representative basket of securities. It is not expected that the Hennessy Funds would do so except in unusual circumstances. If a Hennessy Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash. Also, a shareholder who receives a redemption in kind bears the market risk of the securities until they are converted into cash.

Can My Account Be Involuntarily Redeemed or Converted? The Hennessy Funds may involuntarily redeem your shares upon certain conditions as determined by the Hennessy Funds Trust Board, including, but not limited to, (i) if you fail to provide the Hennessy Funds with identification required by law, (ii) if a Hennessy Fund is unable to verify information received from you, or (iii) to reimburse a Hennessy Fund for any loss sustained by reason of any failure by you to make full payment for shares purchased. Additionally, as discussed in more detail below, shares may be redeemed or converted in connection with the closing of small accounts.

A Hennessy Fund may redeem the shares in your Investor Class account if the value of your account is less than $2,500 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your Investor Class account is less than $2,500 before a Hennessy Fund makes an involuntary redemption. You will then have 60 calendar days in which to make an additional investment to bring the value of your account to at least $2,500 before the Hennessy Fund takes any action. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

If your Institutional Class shares account balance falls below $250,000 for any reason, you will be given 60 calendar days to make additional investments so that your account balance is $250,000 or more. If you do not, a Hennessy Fund may convert your Institutional Class shares into Investor Class shares, at which time your account will be subject to the involuntary redemption policies and procedures for Investor Class shares. Any such conversion will occur at the relative net asset value of the two share classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares.

What Happens If My Account is Inactive for an Extended Period of Time? Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The factors used to determine whether an account is inactive vary from state to state, but may include a shareholder’s failure to cash a check (no interest is accrued or paid on amounts represented by uncashed distribution or redemption checks), update the shareholder’s mailing address, or respond to Hennessy Fund inquiries within the specified time period. For this purpose, your last known address of record with the Hennessy Funds will determine which state has jurisdiction over your account. Texas residents have the ability to designate a representative to receive legislatively required unclaimed property notifications. Please contact the Texas Comptroller of Public Accounts for further information. If the assets within your account are deemed to be abandoned in accordance with the relevant state’s laws, a Hennessy Fund may be legally obligated to transfer those assets to that state’s unclaimed property administrator. You are responsible for ensuring that your account is not “abandoned” for purposes of these state escheatment laws, and neither a Hennessy Fund nor its agents will be liable to you or your representatives for good faith compliance with those laws.

How to Exchange Shares. You may exchange shares of the Hennessy Funds for shares in an identically registered account of any of the other series of Hennessy Funds Trust any day the NYSE is open for trading either directly through the Hennessy Funds or through your investment representative, as applicable. Exchange requests received prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time/1:00 p.m. Pacific time) will be priced and processed as of the close of business on that day. Requests received after that time will be processed the following trading day at the following trading day’s pricing. Prior to making an exchange into any other series of Hennessy Funds Trust, you should obtain and carefully read that fund’s Prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555 or visiting hennessyfunds.com. Please keep in mind the minimum investment of $2,500 ($250 for IRAs) for Investor Class shares and $250,000 for Institutional Class shares when determining the number of shares you want to exchange.

You may also exchange shares of a Hennessy Fund for shares of the First American Retail Prime Obligations Fund, a money market mutual fund not affiliated with any series of Hennessy Funds Trust, Hennessy Advisors or any sub-advisor to a series of Hennessy Funds Trust. The exchange privilege does not constitute an offering or recommendation on the part of the Hennessy Funds, Hennessy Advisors or any sub-advisor to any series of Hennessy Funds Trust of an investment in the First American Retail Prime Obligations Fund. Prior to making an exchange into the First American Retail Prime Obligations Fund, you should obtain and carefully read that fund’s prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555.

The Hennessy Funds reserve the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess Hennessy Fund expenses. The Hennessy Funds reserve the right to reject any exchange order. The Hennessy Funds may modify or terminate the exchange privilege upon written notice to shareholders. The Hennessy Funds may suspend temporarily the exchange privilege in emergency situations or in cases where, in their judgment, continuation of the privilege would be detrimental to it and its shareholders. Such temporary suspension can be without prior notification to shareholders. You may have a taxable gain or loss as a result of an exchange because the Code treats an exchange as a sale of shares.

Exchanging Shares by Mail. You may exchange your Hennessy Fund shares simply by sending a written request to the Transfer Agent. You should give the name of your Hennessy Fund account, account number, the number of Hennessy Fund shares or the dollar value of Hennessy Fund shares to be exchanged, and the name of the other fund into which the exchange is being made. If you have an existing account with the other fund, you should also give the name and account number for that fund. The letter should be signed by all shareholders whose names appear on the account registration.

Exchanging Shares by Telephone. Unless you have declined telephone privileges on your Account Application, you may also exchange Hennessy Fund shares by calling the Transfer Agent at 1-800-261-6950 before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time/1:00 p.m. Pacific time). If you are exchanging Hennessy Fund shares by telephone, you will be subject to certain identification procedures, which are listed under “How Do I Sell Shares by Telephone?” above. If an account has more than one owner or authorized person, a Hennessy Fund will accept telephone instructions from any one owner or authorized person.

Systematic Cash Withdrawal Program. As another convenience, you may redeem your Investor Class shares of a Hennessy Fund through the Systematic Cash Withdrawal Program. The Systematic Cash Withdrawal Program is not available for redemption of Institutional Class shares. If you elect this method of redemption, a Hennessy Fund will send you a check or you may have the proceeds sent directly to your bank account on record via electronic funds transfer through the ACH network. The minimum payment amount is $100. You may choose to receive monthly, quarterly, or annual payments. Your Hennessy Fund account must have a value of at least $10,000 in order to participate in this program. The Systematic Cash Withdrawal Program may be terminated at any time by a Hennessy Fund. You may also elect to terminate your participation in this program at any time by calling or writing to the Transfer Agent at least five calendar days prior to the next payment.

A withdrawal involves a redemption of Hennessy Fund shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Delivery of Shareholder Documents. To help keep the Hennessy Funds’ costs as low as possible, Hennessy Funds Trust generally delivers a single copy of most financial reports and Prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process does not apply to account statements. You may, of course, request an individual copy of a Prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 1‑800‑261-6950 and we will begin individual delivery within 30 calendar days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

Electronic Delivery. The Hennessy Funds offer shareholders the option to receive account statements, Prospectuses, tax forms and reports online. To sign up for eDelivery, please visit hennessyfunds.com. You may change your delivery preference at any time by visiting the Hennessy Funds’ website or contacting the Hennessy Funds at 1-800-261-6950.

H.	Taxes, Dividends, and Distributions
TwinLine Funds

For a discussion of the TwinLine Funds’ policy with respect to dividends and distributions and the tax consequences of an investment in the TwinLine Funds’ shares, see the most current Prospectus of the TwinLine Funds, as amended or supplemented.

Hennessy Funds

Dividends and Distributions. The Hennessy BP Midstream Fund will declare and pay dividends, if any, quarterly, and the Hennessy BP Energy Fund will declare and pay dividends, if any, annually, usually in December. The Hennessy BP Midstream Fund currently anticipates making distributions to its shareholders quarterly at a rate that is approximately equal to the distribution rate it receives from the MLPs and other entities that have economic characteristics similar to MLPs in which it invests, without offset for its expenses.

The Hennessy Funds may make additional distributions if necessary to comply with the distribution requirements of the Code.

You have the following distribution options:

•	Automatic Reinvestment Option –
•	Both dividend and capital gains distributions will be reinvested in additional Hennessy Fund shares.
•	Split Cash Reinvest Options –
•	Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Hennessy Fund shares; or
•	Your dividends will be reinvested in additional Hennessy Fund shares and your capital gains distributions will be paid in cash.
•	All Cash Option –
•	Both dividends and capital gains distributions will be paid in cash.
If you elect to receive distributions or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for at least six months, the Hennessy Funds reserve the right to reinvest the distribution check in your account, at the current net asset value of the Hennessy Fund, and to reinvest all subsequent distributions.

You may make this election on the Account Application. If you do not make an election, your distributions will be reinvested in additional Hennessy Fund shares. You may change your election by writing to the Transfer Agent or by calling 1-800-261-6950. Any changes should be submitted at least five calendar days prior to the record date of the distribution.

Tax Information. The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Proxy Statement/Prospectus and summarizes only some of the important federal income tax considerations affecting the Hennessy Funds. It does not apply to foreign or tax-exempt shareholders or those holding Hennessy Fund shares through a tax-advantaged account, such as a 401(k) plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

The Hennessy BP Energy Fund has elected to be treated and intend to qualify each year as a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Hennessy BP Energy Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.

The Hennessy BP Midstream Fund will not be taxed as a RIC, but as a “C” corporation, and is subject to corporate income tax. The resulting corporate taxes could substantially reduce the Hennessy BP Midstream Fund’s net assets, the amount of income available for distribution, and the amount of the Hennessy BP Midstream Fund’s distributions.

The Hennessy Funds’ distributions, whether received in cash or additional shares of a fund, may be subject to federal, state, and local income tax. These distributions may be taxed as ordinary income, dividend income, or long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

If you purchase shares of a Hennessy Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase Hennessy Fund shares that have appreciated securities, you will receive a taxable return of part of your investment if and when it sells the appreciated securities and distributes the gain. The Hennessy Funds have the potential to build up high levels of unrealized appreciation.

The Hennessy Funds will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.

In general, when a shareholder sells Hennessy Fund shares, such Hennessy Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss, and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax adviser.

If you hold Hennessy Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

When you receive a distribution from the Hennessy Funds or redeem shares, you may be subject to backup withholding.

I.	Financial Highlights
TwinLine Funds

The financial highlights for the TwinLine Funds since inception of each TwinLine Fund are attached hereto as Exhibit B.

Hennessy Funds

Financial information is not available because the Hennessy Funds have not commenced operations as of the date of this Proxy Statement/Prospectus. The Investor Class and Institutional Class shares of each Hennessy Fund will be the successor to the accounting and performance information of the Class A and Class I shares, respectively, of the corresponding TwinLine Fund after consummation of the Reorganization.

J.	Distribution Arrangements
TwinLine Funds

For a discussion of the TwinLine Funds’ distribution arrangements, see the most current Prospectus of the TwinLine Funds, as amended or supplemented.

Hennessy Funds

Quasar Distributors, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the distributor for the Hennessy Funds. As such, Quasar is responsible for all purchases, redemptions and other transfers of shares. As distributor, Quasar also provides certain administrative services. Quasar is a registered broker-dealer and member of FINRA.

K.	Distribution Plans

TwinLine Funds

For a discussion of the TwinLine Funds’ distribution plans, see the most current Prospectus of the TwinLine Funds, as amended or supplemented.

Hennessy Funds

The Hennessy Funds Trust Board has adopted a separate Distribution (Rule 12b‑1) Plan (each, a “12b‑1 Plan”) on behalf of Investor Class shares of each Hennessy Fund pursuant to Rule 12b‑1 under the Investment Company Act. Each 12b‑1 Plan was adopted in anticipation that the Hennessy Funds will benefit from the 12b‑1 Plans through increased sales of shares, thereby spreading each Hennessy Fund’s fixed expenses over a greater base and providing the Hennessy Advisors with an asset size that allows greater flexibility in management.

The 12b‑1 Plans authorize payments by the Hennessy Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Hennessy Funds Trust Board, of up to 0.25% of the average daily net assets of the Hennessy Funds.

Despite the currently set rate of 0.15% for the Hennessy Funds, the Hennessy Funds Trust Board is authorized to set the annual rate of the Hennessy Funds at 0.25% pursuant to previous shareholder approval. Amounts paid under a 12b‑1 Plan by a Hennessy Fund may be spent by the Hennessy Fund on any activities or expenses primarily intended to result in the sale of shares of the Hennessy Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Amounts may also be spent on the cost of implementing and operating the 12b‑1 Plan and the payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead costs. A Hennessy Fund may reimburse the Distributor for expenses it pays on behalf of such Hennessy Fund that are eligible to be paid under the applicable 12b‑1 Plan. To the extent any activity is one that a Hennessy Fund may finance without a plan pursuant to Rule 12b‑1, the Hennessy Fund may also make payments to finance such activity outside of a 12b‑1 Plan and not subject to its limitations. Because distribution fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b‑1 Plan for a particular Hennessy Fund may be terminated by such Hennessy Fund at any time by a vote of the trustees who are not interested persons of Hennessy Funds Trust and who have no direct or indirect financial interest in such 12b‑1 Plan or any agreement related thereto (the “Rule 12b‑1 Trustees”) or by a vote of a majority of the outstanding shares of such Hennessy Fund. Any change in the 12b‑1 Plan for a particular Hennessy Fund that would materially increase the distribution expenses of such Hennessy Fund provided for in such 12b‑1 Plan requires approval of the Hennessy Funds Trust Board, including the Rule 12b‑1 Trustees, and a majority of the applicable Hennessy Fund’s shareholders.

While the 12b‑1 Plans are in effect, the selection and nomination of trustees who are not interested persons of Hennessy Funds Trust will be committed to the discretion of the trustees of Hennessy Funds Trust who are not interested persons of the trust. The Hennessy Funds Trust Board must review the amount and purposes of expenditures pursuant to the 12b‑1 Plans quarterly as reported to it by the Distributor, if any, or officers of Hennessy Funds Trust. The 12b‑1 Plans will continue in effect for as long their continuance is specifically approved at least annually by the Hennessy Funds Trust Board, including the Rule 12b‑1 Trustees.

Each of the Hennessy Funds has entered into a Servicing Agreement with Hennessy Advisors (“Servicing Agreement”) with respect to its Investor Class shares. Pursuant to the Servicing Agreement, Hennessy Advisors provides administrative support services to the Hennessy Funds consisting of:

•	maintaining an “800” number that current shareholders may call to ask questions about the Hennessy Funds or their accounts;
•	assisting shareholders in processing exchange and redemption requests;
•	assisting shareholders in changing dividend options, account designations and addresses;
•	responding generally to shareholder questions; and

•	providing such other similar services as may be requested.
For such services, each Hennessy Fund pays an annual service fee to Hennessy Advisors equal to 0.10% of the average daily net assets of its Investor Class shares. Institutional Class shares of the Hennessy Funds are not subject to this servicing fee.

The Servicing Agreement may be terminated with respect to each of the Hennessy Funds by either party thereto upon 60 days’ written notice to the other party, and will be terminated if its continuance is not approved with respect to such Hennessy Fund at least annually by a majority of those trustees who are not parties thereto or “interested persons” (as defined in the Investment Company Act) of any such party.

VI.	VOTING INFORMATION
All shares of the TwinLine Funds are entitled to vote on the proposals. Forty percent of a TwinLine Fund’s outstanding shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting constitutes a quorum at such meeting. The Plan will be approved as follows by shareholders of the PMP Trust:

•
BP Capital TwinLine Energy Fund: Class A and Class I shareholders of the BP Capital TwinLine Energy Fund will vote together to approve the Plan. Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the Investment Company Act) of Class A and Class I shareholders of the BP Capital TwinLine Energy Fund voting together. The “vote of a majority of the outstanding voting securities” means with regard to Class A and Class I shares of the BP Capital TwinLine Energy Fund voting together: the affirmative vote of the lesser of (i) 67% or more of the aggregate outstanding Class A and Class I shares present at the meeting if more than 50% of the aggregate outstanding Class A and Class I shares are present in person or by proxy or (ii) more than 50% of the aggregate outstanding Class A and Class I shares.

•
BP Capital TwinLine MLP Fund: Class A and Class I shareholders of the BP Capital TwinLine MLP Fund will vote together to approve the Plan. Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the Investment Company Act) of Class A and Class I shareholders of the BP Capital TwinLine MLP Fund voting together. The “vote of a majority of the outstanding voting securities” means with regard to Class A and Class I shares of the BP Capital TwinLine MLP Fund voting together: the affirmative vote of the lesser of (i) 67% or more of the aggregate outstanding Class A and Class I shares present at the meeting if more than 50% of the aggregate outstanding Class A and Class I shares are present in person or by proxy or (ii) more than 50% of the aggregate outstanding Class A and Class I shares.

The approval of the Plan by the BP Capital TwinLine Energy Fund’s shareholders or the BP Capital TwinLine MLP Fund’s shareholders is required for the consummation of the Reorganization on behalf of such TwinLine Fund. If the Plan is not approved by the BP Capital TwinLine Energy Fund’s shareholders or the BP Capital TwinLine MLP Fund’s shareholders, the PMP Trust may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan.

All shares represented by each properly signed proxy received before the meeting will be voted at the special meeting. Proxies may be voted by mail, by telephone at the toll-free telephone number listed on the enclosed proxy card, or via the Internet at the website shown on the enclosed proxy card. If a shareholder specifies how the proxy is to be voted on any business properly to come before the special meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted “FOR” approval of the Reorganization. If any other matters come before the special meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Plan to implement the Reorganization will occur only if a sufficient number of votes are cast “FOR” that proposal. Abstentions and broker non-votes do not constitute a vote “FOR” and will have no effect on the outcome of the voting.

Shareholders are also being asked to vote on a proposal to adjourn the special meeting to solicit additional proxies if a quorum does not exist or if a quorum exists but there are insufficient votes at the time of the adjournment to approve the Plan. Any business that might have been transacted at the special meeting may be transacted at any such adjourned session at which a quorum is present. Approval of the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan, requires a majority of the votes represented at the special meeting, whether or not a quorum is present. The special shareholder meeting may be held as adjourned without further notice if such time and place are announced at the special meeting at which the adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting unless a new record date of the adjourned meeting is fixed by the PMP Board. Notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the TwinLine Funds’ bylaws.

With respect to the proposal to adjourn, there will be no broker non-votes and abstentions will have no effect on the outcome of the proposal. Unless marked to the contrary, proxies received will be voted “FOR” the proposal to adjourn.

A.	Method and Cost of Solicitation
This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the PMP Board for use at the special meeting. It is expected that the solicitation of proxies will be primarily by mail, telephone and via the Internet. BP Capital and Hennessy Advisors will bear equally the costs associated with soliciting and obtaining the proxy vote of the shareholders of the TwinLine Funds, including the proxy advisory firm fees. The total expenses of the Reorganization are estimated to be approximately $325,000.

BP Capital and Hennessy Advisors have retained, at their expense, Broadridge Financial Services, Inc. to assist in the solicitation of proxies. The cost of solicitation for the Reorganization is currently estimated to be approximately $240,000 in the aggregate.

B.	Right of Revocation
Any shareholder giving a proxy may revoke it before it is exercised at the special meeting, either by providing written notice to the TwinLine Funds, by submission of a later‑dated, duly executed proxy or by voting in person at the special meeting. If not so revoked, the votes will be cast at the special meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the special meeting does not, by itself, revoke a proxy.

C.	Voting Securities and Principal Holders
Shareholders of the TwinLine Funds at the close of business on August 13, 2018 (the “Record Date”), will be entitled to be present and vote at the special meeting. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. As of the Record Date, with regard to Class A shares there were:

•
1,052,615 Class A shares of the BP Capital TwinLine Energy Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $22,603,581; and

•
1,609,113 Class A shares of the BP Capital TwinLine MLP Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $23,372,599.

As of the Record Date, with regard to Class I shares there were:

•
4,286,902 Class I shares of the BP Capital TwinLine Energy Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $92,813,137; and

•
6,228,325 Class I shares of the BP Capital TwinLine MLP Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $91,597,444.

Principal Holders TwinLine Funds

As of the Record Date, the TwinLine Funds’ shareholders of record or beneficial owners (to the TwinLine Funds’ knowledge) who owned five percent or more of the TwinLine Funds’ Class A or Class I shares is set forth below:

BP Capital TwinLine Energy Fund – Class A		Shares	Percentage

Charles Schwab & Co, Inc.	*	275,321	26.16%
211 Main Street
San Francisco, CA 94105-1905

UBS WM USA	*	442,714	42.06%
1000 Harbor Blvd. Floor 8
Weehawken, NJ 07086-6761

Pershing LLC	*	76,027	7.22%
P.O. Box 2052
Jersey City, NJ 07303-2052

RBC Capital Markets LLC	*	54,478	5.18%
60 S. 6th St. Suite 700
Minneapolis, MN 55402-4413

BP Capital TwinLine Energy Fund – Class I		Shares	Percentage

Charles Schwab & Co, Inc.	*	896,335	20.91%
211 Main Street
San Francisco, CA 94105-1905

UBS WM USA	*	2,214,753	51.66%
1000 Harbor Blvd. Floor 8
Weehawken, NJ 07086-6761

BP Capital TwinLine MLP Fund – Class A		Shares	Percentage

Charles Schwab & Co, Inc.	*	824,028	51.21%
211 Main Street
San Francisco, CA 94105-1905

UBS WM USA	*	511,830	31.81%
1000 Harbor Blvd. Floor 8
Weehawken, NJ 07086-6761

Wells Fargo Clearing Services LLC	*	96,951	6.03%
2801 Market St.
Saint Louis, MO 63103-2523

BP Capital TwinLine MLP Fund – Class I		Shares	Percentage

Charles Schwab & Co, Inc.	*	2,420,509	38.86%
211 Main Street
San Francisco, CA 94105-1905

Pershing LLC	*	1,978,735	31.77%
P.O. Box 2052
Jersey City, NJ 07303-2052

UBS WM USA	*	1,075,900	17.27%
1000 Harbor Blvd. Floor 8
Weehawken, NJ 07086-6761

TD Ameritrade, Inc.	*	325,956	5.23%
PO BOX 2226
Omaha, NE 68103-2226

* Owned of Record

As of the Record Date, the officers and trustees of the TwinLine Funds, as a group, owned of record and beneficially less than 1% of the outstanding Class A shares of the BP Capital TwinLine Energy Fund and less than 1% of the outstanding Class A shares of the BP Capital TwinLine MLP Fund.

As of the Record Date, the officers and trustees of the TwinLine Funds, as a group, owned of record and beneficially less than 1% of the outstanding Class I shares of the BP Capital TwinLine Energy Fund and less than 1% of the outstanding Class I shares of the BP Capital TwinLine MLP Fund.

No person is deemed to “control” any of the TwinLine Funds, as that term is defined in the Investment Company Act, because no TwinLine Fund knows of any person who owns beneficially or through controlled companies more than 25% of a TwinLine Fund’s shares or who acknowledges the existence of control.

Principal Holders Hennessy Funds

The Hennessy Funds are newly created funds and have not issued any securities.

VII.	ADDITIONAL INFORMATION
Documents that relate to the TwinLine Funds are available, without charge, by writing to the PMP Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201‑0701, by calling the TwinLine Funds at 1-855-402-7227, or over the Internet at www.bpcfunds.com.

Documents that relate to the Hennessy Funds are available, without charge, by writing to Hennessy Funds Trust at 7250 Redwood Blvd., Suite 200, Novato, California 94945, by calling 1‑800-966-4353 or 1-415-899-1555, or over the Internet at hennessyfunds.com.

The TwinLine Funds and the Hennessy Funds are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and in accordance therewith, file reports, proxy materials, and other information relating to the TwinLine Funds and the Hennessy Funds, respectively, with the SEC. Reports, proxy and information statements, and other information filed by the TwinLine Funds and the Hennessy Funds, can be obtained by calling or writing the funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

It is expected that this Proxy Statement will be mailed to shareholders on or about August 31, 2018.

VIII.	MISCELLANEOUS INFORMATION
A.	Other Business
The PMP Board knows of no other business to be brought before the special meeting. If any other matters come before the special meeting, it is the intention of the PMP Board that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B.	Next Meeting of Shareholders
The TwinLine Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act. By observing this policy, the TwinLine Funds seek to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganizations are not completed, the next meeting of the shareholders of the TwinLine Funds will be held at such time as the PMP Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the TwinLine Funds at their office at a reasonable time before the meeting, as determined by the PMP Board, to be included in the TwinLine Funds’ Proxy Statement and form of proxy relating to that meeting, and it must satisfy all other legal requirements.

C.	Legal Matters
The validity of the issuance of the Hennessy Funds’ shares will be passed upon by Foley & Lardner LLP, Milwaukee, Wisconsin.

D.	Experts
The financial statements of the TwinLine Funds are incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, to the

TwinLine Funds’ Annual Report to Shareholders and have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

By Order of the Board of Trustees of
Professionally Managed Portfolios

/s/ Elaine E. Richards
Elaine E. Richards
President and Secretary

 August 27, 2018

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [•] day of [•], 2018, by and between Hennessy Funds Trust, a Delaware statutory trust (“Hennessy Funds Trust”), on behalf of the Hennessy BP Energy Fund and the Hennessy BP Midstream Fund (each a “New Fund” and, together, the “New Funds”), and Professionally Managed Portfolios, a Massachusetts business trust (“PMP Trust”), on behalf of the BP Capital TwinLine Energy Fund and the BP Capital TwinLine MLP Fund (each a “Existing Fund” and, together, the “Existing Funds”). Shareholders of the Existing Funds are referred to herein as “Investors.”

This Agreement provides for two Reorganizations (as defined herein) and each Reorganization between an Existing Fund and its corresponding New Fund shall be treated as if it had been the subject of a separate agreement. Each Existing Fund and each corresponding New Fund is acting separately from the other parties and not jointly or jointly and severally with any other party.

BP Capital Fund Advisors, LLC (“BP Capital”) joins this Agreement solely for purposes of this paragraph, Section 9 and Section 11.2. BP Capital represents and warrants that the execution, delivery, and performance of this Agreement by BP Capital will have been duly authorized prior to the Closing Date (as defined in Section 3.1) by all necessary action on the part of BP Capital and that this Agreement will constitute a valid and binding obligation of BP Capital enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles.

Hennessy Advisors, Inc. (“Hennessy Advisors”) joins this Agreement solely for purposes of this paragraph, Section 9 and Section 11.2. Hennessy Advisors represents and warrants that the execution, delivery, and performance of this Agreement by Hennessy Advisors will have been duly authorized prior to the Closing Date by all necessary action on the part of Hennessy Advisors, and this Agreement will constitute a valid and binding obligation of Hennessy Advisors enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles.

In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of each Existing Fund (the “Assets”) be transferred to the corresponding New Fund, and that the New Fund assume all liabilities, expenses, costs, charges, and reserves of the corresponding Existing Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (other than Excluded Liabilities, as defined herein) (the “Liabilities”), in exchange for Investor Class and Institutional Class shares of the corresponding New Fund, as applicable (“Shares”), and that these Shares be distributed immediately after the Closing (as defined in the preamble to Section 1), by each Existing Fund to its Investors in liquidation of such Existing Fund as follows:

•
all of the Assets of the BP Capital TwinLine Energy Fund will be transferred to the Hennessy BP Energy Fund in exchange for Investor Class and Institutional Class Shares of the Hennessy BP Energy Fund, which will be distributed pro rata by the BP Capital TwinLine Energy Fund to its Class A and Class I shareholders, respectively, and the Hennessy BP Energy Fund will assume the BP Capital TwinLine Energy Fund’s Liabilities; and

•
all of the Assets of the BP Capital TwinLine MLP Fund will be transferred to the Hennessy BP Midstream Fund, in exchange for Investor Class and Institutional Class Shares of the Hennessy BP Midstream Fund, which will be distributed pro rata by the BP Capital TwinLine MLP Fund to its Class A and Class I shareholders, respectively, and the Hennessy BP Midstream Fund will assume the BP Capital TwinLine MLP Fund’s Liabilities.

“Excluded Liabilities” means any liabilities arising out of the termination of any of the agreements identified on Schedule 3.10(d) to that certain Transaction Agreement between Hennessy Advisors and BP Capital, dated July 10, 2018. The New Funds shall not assume any liability for any obligation of the Existing Funds under this Agreement or any obligation of the Existing Funds to file reports with the Securities and Exchange Commission, Internal Revenue Service or any other federal, state, or local regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Existing Funds.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder, and that each New Fund and the corresponding Existing Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	PLAN OF REORGANIZATION
Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, each Existing Fund shall assign, deliver, and otherwise transfer its Assets to the applicable New Fund and such New Fund shall continue the business of and assume the Existing Fund’s Liabilities. Such New Fund shall, as consideration therefor, on the Closing Date, deliver to the applicable Existing Fund, a number of Shares, the number of which shall be determined by dividing (a) the value of said Assets, net of the Liabilities, computed in the manner and as of the time and date set forth in Section 2.1, by (b) the net asset value of one Share computed in the manner and as of the time and date set forth in Section 2.2. Such transfer, delivery, and assumption shall take place as provided for in Section 3.1 (hereinafter referred to as the “Closing”). Immediately following the Closing, each of the Existing Funds shall distribute the appropriate number of Shares of the applicable New Fund to the Investors of both classes of such Existing Fund in liquidation of the Existing Fund, as provided in Section 1.4 hereof. The Agreement and transactions contemplated hereunder for each

Existing Fund and its corresponding New Fund are hereinafter referred to as the “Reorganization.”

1.1 (a) With respect to each Existing Fund, the Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims, and receivables (including dividend and interest receivables) owned by such Existing Fund, and any prepaid expenses shown as an asset on such Existing Fund’s books on the Closing Date.

     (b) Not less than 10 calendar days before the Closing Date, each of the Existing Funds will provide the applicable New Fund with a schedule of its Assets and Liabilities, and upon receipt of the schedule, such New Fund will (i) provide the Existing Fund with a copy of the current investment objective and policies applicable to the New Fund or (ii) confirm if any changes to the investment objective and policies applicable to the New Fund have been made since the filing of the Registration Statement (as defined in Section 4.6). Each of the Existing Funds reserves the right to sell or otherwise dispose of any of the securities or other Assets shown on the list of such Existing Fund’s Assets before the Closing Date, and will notify the applicable New Fund if it acquires any additional securities between such time and the Closing Date.

1.2 Each of the Existing Funds will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Each New Fund will assume all of the Liabilities of the corresponding Existing Fund. A New Fund shall not assume any Liability for any obligation of an Existing Fund to file reports with the Securities and Exchange Commission (the “SEC”), Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Existing Fund.

1.3 Immediately following the Closing, the BP Capital TwinLine Energy Fund will distribute the Investor Class and Institutional Class Shares, as applicable, of the Hennessy BP Energy Fund received by the BP Capital TwinLine Energy Fund pursuant to the preamble to Section 1 pro rata to its Investors of record determined as of the close of business on the Closing Date in complete liquidation of the BP Capital TwinLine Energy Fund; and the BP Capital TwinLine MLP Fund will distribute the Investor Class and Institutional Class Shares, as applicable, of the Hennessy BP Energy Fund received by the BP Capital TwinLine MLP Fund pursuant to the preamble to Section 1 pro rata to its Investors of record determined as of the close of business on the Closing Date in complete liquidation of the BP Capital TwinLine MLP Fund. Holders of Class A and Class I shares of each of the Existing Funds will receive Investor Class and Institutional Class Shares, respectively, of the applicable New Fund. The distribution will be accomplished by an instruction, signed by an appropriate officer of Hennessy Funds Trust, to transfer the New Funds’ Shares then credited to the applicable Existing Fund’s account on the books of the New Funds to open accounts on the books of the New Funds established and maintained by the New Funds’ transfer agent in the names of record of the applicable Existing Fund’s Investors and representing the number of Shares of each New Fund due to each Investor of the Existing Funds. All issued and outstanding shares of both classes of the Existing Funds will be cancelled simultaneously therewith on the Existing Funds’ books, and any outstanding share certificates representing interests in the Existing Funds will represent only the right to receive such number of the applicable New Fund’s Shares after the Closing as determined in accordance with the preamble to Section 1.

1.4 Following the transfer of the Assets by the Existing Funds to the New Funds, the assumption of the Liabilities by the New Funds, and the distribution by the Existing Funds of the New Funds’ Shares received by them pursuant to Section 1.3, the Existing Funds shall terminate their qualification, classification, and registration with all appropriate federal and state agencies. Any reporting or other responsibility of the Existing Funds is and shall remain the responsibility of the Existing Funds up to and including the date on which the Existing Funds are terminated and deregistered, subject to any reporting or other obligations described in Section 4.8.

2.	VALUATION
2.1 The value of the Assets shall be computed as of the time at which net asset value is calculated pursuant to the valuation procedures set forth in the Existing Funds’ then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date the “Valuation Date”). As of the close of business on the Valuation Date, the movement of records and materials of the Existing Funds, and conversion thereof, to the fund accounting and administrative services agent of the New Funds shall commence for completion prior to the Closing Date.

2.2 The net asset value of each Share shall be the net asset value per share computed on the Valuation Date, using the market valuation procedures set forth in the New Funds’ then‑current Prospectus and Statement of Additional Information.

2.3 The number of full and fractional Shares to be issued in exchange for the Assets shall be determined by multiplying the outstanding shares of the Existing Fund by the ratio computed by dividing the net asset value per share of the Existing Fund by the net asset value per Share on the Valuation Date, determined in accordance with Section 2.2.

2.4 All computations of value contemplated of the New Funds shall be made by the New Funds’ administrator in accordance with its regular practice as pricing agent. The New Funds shall cause their administrator to deliver a copy of their valuation report to the Existing Funds promptly following the Closing. All computations of value contemplated of the Existing Funds shall be made by the Existing Funds’ administrator in accordance with its regular practice as pricing agent. The Existing Funds shall cause their administrator to deliver a copy of their valuation report to the New Funds promptly following the Closing.

3.	CLOSING AND CLOSING DATE
3.1 The Closing for the Reorganization shall occur on [•], 2018, or on such other date as may be mutually agreed upon in writing by the parties hereto (each, a “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously, immediately after the close of business on the Closing Date unless otherwise provided.

3.2 The New Funds’ custodian shall deliver at the Closing evidence that (a) the Assets have been delivered in proper form to the New Funds as of the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Existing Funds in conjunction with the delivery of portfolio securities.

3.3 Notwithstanding anything herein to the contrary, if on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the New Funds, accurate appraisal of the value of the Assets, net of Liabilities, of a New Fund or an Existing Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.	COVENANTS WITH RESPECT TO THE NEW FUNDS AND THE EXISTING FUNDS
4.1 With respect to the Existing Funds, PMP Trust has called or will call a meeting of Investors to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for each of the Existing Funds’ liquidating distribution of Shares contemplated hereby, and for each of the Existing Funds to terminate its qualification, classification, and registration if requisite approvals are obtained with respect to the Existing Funds. PMP Trust, on behalf of the Existing Funds, shall assist Hennessy Funds Trust, on behalf of the New Funds, in preparing the notice of meeting, form of proxy and proxy statement/prospectus (collectively, “Proxy Materials”) to be used in connection with that meeting and the registration statement on Form N-14 to be prepared by Hennessy Funds Trust pursuant to Section 4.6.

4.2 PMP Trust, on behalf of the Existing Funds, covenants that the Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.3 PMP Trust, on behalf of the Existing Funds, will assist the New Funds in obtaining such information as the New Funds reasonably request concerning the beneficial ownership of shares of the Existing Funds.

4.4 Subject to the provisions hereof, Hennessy Funds Trust, on behalf of the New Funds, and PMP Trust, on behalf of the Existing Funds, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated herein.

4.5 The Existing Funds shall furnish to the New Funds on the Closing Date, a final statement of the total amount of each Existing Fund’s Assets and Liabilities as of the Closing Date.

4.6 Hennessy Funds Trust, on behalf of the New Funds, has prepared and filed, or will prepare and file, with the SEC a registration statement on Form N-14 under the Securities Act of 1933, as amended, and the regulations thereunder (the “1933 Act”), relating to the Shares (the “Registration Statement”). The Existing Funds have provided or will provide the New Funds with necessary or advisable information and disclosure relating to the Existing Funds for inclusion in the Proxy Materials, which are part of the Registration Statement, and with such other information and documents relating to the Existing Funds as are requested by the New Funds and as are reasonably necessary or advisable for the preparation of the Registration Statement.

4.7 After the Closing, Hennessy Funds Trust shall or shall cause its agents to prepare any federal, state or local tax returns, including any Forms 1099, required to be filed by the New Funds, which returns shall include the activity of the Existing Funds for the period January 1, 2018, through the close of business on the Valuation Date, and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

4.8 Following the Closing, PMP Trust, on behalf of the Existing Funds, will file promptly any final regulatory reports, including but not limited to any Form N-SAR or successor form thereof and Rule 24f-2 filings with respect to the Existing Funds and also will take all other steps as are necessary and proper to effect the termination or declassification of the Existing Funds in accordance with the laws of Massachusetts and other applicable requirements.

4.9 Hennessy Funds Trust and PMP Trust will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any tax returns, amended return, or claim for refund, in determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position.

4.10 Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of the Reorganization for tax purposes as a “reorganization,” within the meaning of Section 368(a)(1) of the Code, and each of the New Funds and Existing Funds will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

5.	REPRESENTATIONS AND WARRANTIES
5.1 Hennessy Funds Trust, on behalf of the New Funds, represents and warrants to the Existing Funds as of the date hereof and as of the Closing Date as follows:

     (a) (i) Hennessy Funds Trust was duly created pursuant to its Trust Instrument by its Board of Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940, as amended, and the regulations thereunder (the “1940 Act”), and is validly existing under the laws of Delaware, and the Trust Instrument directs the Board of Trustees to manage the affairs of Hennessy Funds Trust and grants them all powers necessary or desirable to carry out such responsibility, and (ii) Hennessy Funds Trust is registered as an investment company classified as an open-end management company, under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect;

     (b) Each of the New Funds is a legally designated, separate series of Hennessy Funds Trust, duly organized and validly existing under the laws of Delaware, and has power (or will have power after its establishment) to own all of its properties and assets and to carry out its obligations under this Agreement;

     (c) The Registration Statement with respect to Hennessy Funds Trust and the New Funds conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (d) The New Funds are not in violation of, and the execution, delivery, and performance of this Agreement by Hennessy Funds Trust, for itself and on behalf of the New Funds, does not and will not (i) violate the Trust Instrument or Bylaws of Hennessy Funds Trust, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking, to which Hennessy Funds Trust is a party or by which its properties or assets are bound;

     (e) Except as previously disclosed in writing to the Existing Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of Hennessy Funds Trust, threatened against any one of the New Funds or any of its properties or assets which, if adversely determined, would materially and adversely affect the financial condition or the conduct of business, Hennessy Funds Trust knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the New Funds are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

     (f) The New Funds were established by the Board of Trustees of Hennessy Funds Trust in order to effect the transactions described in this Agreement. Because each New Fund was formed solely for the purpose of consummating the Reorganization with its corresponding Existing Fund, each New Fund will not hold more than a nominal amount of assets necessary to facilitate its organization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) between the date hereof and the Closing Date.

     (g) As of the Closing Date, the New Funds will have no shares of beneficial interest issued and outstanding prior to the consummation of the Reorganization. On and after the Closing Date, the authorized capital of the New Funds will consist of an unlimited number of shares of beneficial interest, no par value per share. The Shares to be issued to the Existing Funds pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as set forth in the New Funds’ registration statement, non-assessable by the New Funds, and no shareholder of the New Funds will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws.

     (h) As of the Closing Date, (i) no federal, state, or other tax returns of the New Funds will have been required by law to be filed and no federal, state, or other taxes will be due by the New Funds, (ii) the New Funds will not have been required to pay any assessments, and (iii) the New Funds will not have any tax liabilities. Consequently, as of the Closing Date, the New Funds will not have any tax deficiency or liability asserted against them or question with respect thereto raised, and the New Funds will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

      (i) The Hennessy BP Energy Fund intends to qualify and meet the requirements for treatment as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1 of the Code in respect of each taxable year, and it will not take any action inconsistent with meeting such requirements at any time through the Closing Date. Upon filing its first income tax return at the completion of its first taxable year, the Hennessy BP Energy Fund will elect to be taxed as a “regulated investment company” under Section 851 of the Code. The Hennessy BP Energy Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its Shares and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder.

      (j) The execution, delivery, and performance of this Agreement on behalf of the New Funds will have been duly authorized prior to the Closing Date by all necessary action on the part of Hennessy Funds Trust, the Board of Trustees of Hennessy Funds Trust, and the New Funds, and this Agreement will constitute a valid and binding obligation of Hennessy Funds Trust and each of the New Funds enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles;

      (k) On the effective date of the Registration Statement, at the time of the meeting of the Investors and on the Closing Date, any written information furnished by Hennessy Funds Trust with respect to the New Funds for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

      (l) To the knowledge of Hennessy Funds Trust, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the regulations thereunder (the “1934 Act”), the 1940 Act, or Delaware law for the execution of this Agreement by Hennessy Funds Trust, for itself and on behalf of any of the New Funds, or the performance of this Agreement by Hennessy Funds Trust, for itself and on behalf of any of the New Funds, except for such consents, approvals, authorizations, and filings as have been made or received, and except for such consents, approvals, authorizations, and filings as may be required after the Closing Date; and

      (m) The New Funds currently comply, and have complied since their organization, in all material respects with the requirements of, and the rules and regulations under, all applicable federal and state securities laws.

5.2                  PMP Trust, on behalf of each of the Existing Funds, represents and warrants to the New Funds as of the date hereof and as of the Closing Date as follows:

      (a) (i) PMP Trust was duly created pursuant to its Amended and Restated Agreement and Declaration of Trust, as amended (the “Agreement and Declaration of Trust”) by its Board of Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of Massachusetts, and the Agreement and Declaration of Trust directs the Board of Trustees to manage the affairs of PMP Trust and each of the Existing Funds and grants them all powers necessary or desirable to carry out such responsibility, including administering the Existing Funds’ business as currently conducted by the Existing Funds and as described in the current Prospectus of the Existing Funds, and (ii) PMP Trust is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

      (b) The Existing Funds are each a legally designated, separate series of PMP Trust duly organized and validly existing under the laws of Massachusetts;

      (c) All of the issued and outstanding shares of each of the Existing Funds have been offered and sold in compliance in all material respects with applicable federal and state securities laws and the regulations thereunder, and all issued and outstanding shares of each class of each of the Existing Funds are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and nonassessable, free and clear of all liens, pledges, security interests, charges, or other encumbrances, and none of the Existing Funds have outstanding any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, provided that no representation is given with respect to whether any shareholder of an Existing Fund has granted a security interest in the shares owned by that shareholder or whose shares are otherwise subject to a lien or pledge;

      (d) The Registration Statement with respect to PMP Trust and the Existing Funds conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (e) The Existing Funds are not in violation of, and the execution, delivery, and performance of this Agreement by PMP Trust, for itself and on behalf of the Existing Funds, does not and will not (i) violate the Agreement and Declaration of Trust or Amended and Restated By-Laws of PMP Trust, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking to which PMP Trust is a party or by which its properties or assets are bound;

      (f) Except as previously disclosed in writing to the New Funds, (i) no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of PMP Trust, threatened against any one of the Existing Funds or any of its properties or Assets which, if adversely determined, would materially and adversely affect the financial condition or the conduct of its business, (ii) PMP Trust knows of no facts that might form the basis for the institution of any such proceeding or investigation, and (iii) the Existing Funds are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

      (g) The audited financial statements of the Existing Funds as of and for the fiscal year ended November 30, 2017, and the unaudited financial statements for the fiscal period ended May 31, 2018 (copies of which have been furnished to the New Funds), fairly present, in all material respects, the Existing Funds’ financial condition as of such dates and their results of operations for each such periods in accordance with generally accepted accounting principles consistently applied, and as of each such respective date there were no liabilities of any of the Existing Funds (contingent or otherwise) known to the Existing Funds that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

      (h) Since the date of the most recent audited financial statements, there has not been any material adverse change with respect to any of the Existing Fund’s financial condition, Assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by an Existing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the New Funds, prior to the Closing Date (for the purposes of this subparagraph, a decline in an Existing Fund’s net asset value per share, a decrease in an Existing Fund’s size due to redemptions or a decline consistent with general equity market conditions shall not be deemed to constitute a material adverse change);

      (i) The Existing Funds have timely filed all federal and other tax returns and reports that are required by law to have been filed by the Existing Funds, all such tax returns and reports were complete and accurate, all taxes owed by the Existing Funds have been timely paid, and has made available to Hennessy Funds Trust all of the Existing Funds’ previously filed tax returns. To the best of the Existing Funds’ knowledge, no such return is currently under audit and no assessment of a tax deficiency has been made with respect to any such return;

      (j) The BP Capital TwinLine Energy Fund has qualified and met the requirements for treatment as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Closing Date and has computed (or will compute) its federal income and excise tax liability, if any, under Sections 852 and 4982, respectively, of the Code;

      (k) The BP Capital TwinLine MLP Fund has neither qualified nor met the requirements for treatment as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations;

      (l) At the Closing Date, the Existing Funds will have good and marketable title to the Assets and full right, power, and authority to assign, deliver, and otherwise transfer the Assets hereunder, and upon delivery and payment for the Assets as contemplated herein, the New Funds will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

      (m) The execution, delivery, and performance of this Agreement on behalf of the Existing Funds will have been duly authorized prior to the Closing Date by all necessary action on the part of PMP Trust, the Board of Trustees of PMP Trust, and the Existing Funds, and this Agreement will constitute a valid and binding obligation of PMP Trust and each of the Existing Funds enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

      (n) On the effective date of the Registration Statement, at the time of the meeting of the Investors and on the Closing Date, the Proxy Materials (exclusive of the portions of the New Funds’ Prospectus contained or incorporated by reference therein) (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by any of the Existing Funds, or by PMP Trust on behalf of the Existing Funds, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

      (o) To the knowledge of PMP Trust, no governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by PMP Trust, for itself and on behalf of any of the Existing Funds, or the performance of this Agreement by PMP Trust, for itself and on behalf of any of the Existing Funds, except for such consents, approvals, authorizations, and filings as have been made or received, and except for such consents, approvals, authorizations, and filings as may be required after the Closing Date; and

      (p) The Existing Funds currently comply, and have complied since their organization, in all material respects with the requirements of, and the rules and regulations under, all applicable federal and state securities laws.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE EXISTING FUNDS
The obligations of PMP Trust to consummate the Reorganization with respect to the Existing Funds shall be subject to the performance by Hennessy Funds Trust, on behalf of the New Funds, of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the New Funds:

6.1 All representations and warranties of Hennessy Funds Trust with respect to the New Funds contained herein shall be true, correct, and complete in all respects (in the case of any representation or warranty qualified by materiality or material adverse change) or in all material respects (in the case of any representation or warranty not qualified by materiality or material adverse change) at and as of the Closing Date as though such representations and warranties were made at and as of such time (except those representations and warranties that address matters only as of specific date, the accuracy of which shall be determined as of that specified date in all respects).

6.2 Hennessy Funds Trust, on behalf of itself and the New Funds, shall have in all material respects performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

6.3 Hennessy Funds Trust, on behalf of the New Funds, shall have delivered to the Existing Funds at the Closing a certificate executed on behalf of each of the New Funds by Hennessy Funds Trust’s President, Vice President, Assistant Vice President, Secretary, or Assistant Secretary, in a form reasonably satisfactory to the Existing Funds and dated as of the Closing Date, to the effect that the representations and warranties of Hennessy Funds Trust on behalf of the New Funds made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Existing Funds shall reasonably request.

6.4 The Existing Funds shall have received at the Closing an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust (“Counsel”), in a form reasonably satisfactory to the Existing Funds (which opinion may be subject to customary qualifications), substantially to the effect that:

      (a) Hennessy Funds Trust is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

      (b) each of the New Funds is a separate portfolio of Hennessy Funds Trust, which is a Delaware statutory trust duly organized, validly existing, and in good standing under the laws of Delaware;

      (c) this Agreement has been duly authorized, executed, and delivered by Hennessy Funds Trust on its behalf and on behalf of each of the New Funds and, assuming due authorization, execution, and delivery of this Agreement on behalf of the Existing Funds, Hennessy Advisors, and BP Capital, is a valid and binding obligation of Hennessy Funds Trust, enforceable against Hennessy Funds Trust in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles;

      (d) the Shares of each of the New Funds to be issued to the Existing Funds and then distributed to the Existing Funds’ Investors pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and nonassessable, and no shareholder of any of the New Funds has any preemptive rights to subscription or purchase in respect thereof; and

      (e) to the knowledge of such counsel, no consent, approval, authorization, filing, or order of any court or governmental authority of the United States is required for the consummation of the Reorganization with respect to any of the New Funds, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act (it being understood that such counsel has made no independent investigation or analysis with respect to state securities laws and are not opining on such laws).

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW FUNDS
The obligations of Hennessy Funds Trust to consummate the Reorganization with respect to the New Funds shall be subject to the performance by PMP Trust, on behalf of the Existing Funds, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of PMP Trust with respect to the Existing Funds contained herein shall be true, correct, and complete in all respects (in the case of any representation or warranty qualified by materiality or material adverse change) or in all material respects (in the case of any representation or warranty not qualified by materiality or material adverse change) at and as of the Closing Date as though such representations and warranties were made at and as of such time (except those representations and warranties that address matters only as of specific date, the accuracy of which shall be determined as of that specified date in all respects).

7.2 PMP Trust, on behalf of itself and each of the Existing Funds, shall have in all material respects performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

7.3 PMP Trust, on behalf of the Existing Funds, shall have delivered to the New Funds at the Closing a certificate executed on behalf of each of the Existing Funds, by PMP Trust’s President, Vice President, Assistant Vice President, Secretary, or Assistant Secretary, in a form reasonably satisfactory to the New Funds and dated as of the Closing Date, to the effect that the representations and warranties of PMP Trust on behalf of the Existing Funds made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the New Funds shall reasonably request.

7.4 The New Funds shall have received at the Closing opinions of Schiff Hardin LLP, counsel to PMP Trust, and Sullivan and Worchester LLP, special Massachusetts counsel to PMP Trust, in forms reasonably satisfactory to the New Funds (which opinions may be subject to customary qualifications), substantially to the effect that:

      (a) PMP Trust is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

      (b) (i) PMP Trust is validly existing as a trust of a type commonly known as a “Massachusetts business trust,” with transferable shares of beneficial interests, and it is in good standing under the laws of the Commonwealth of Massachusetts; (ii) each Existing Fund has been established as a “series” (as such term is defined in PMP Trust’s Amended and Restated Declaration of Trust) of PMP Trust in accordance with PMP Trust’s Amended and Restated Declaration of Trust; (iii) title to all of the assets of each Existing Fund is vested in the Trustees of PMP Trust; (iv) PMP Trust has the authority to conduct, operate, and carry on its business as presently conducted; and (v) pursuant to PMP Trust’s Amended and Restated Declaration of Trust, shareholders of each Existing Fund shall have no preemptive or other right to subscribe to any additional shares or other securities issued by PMP Trust or any other series of PMP Trust;

      (c) this Agreement has been duly authorized, executed, and delivered by PMP Trust on behalf of each of the Existing Funds and, assuming due authorization, execution and delivery of this Agreement on behalf of the New Funds, Hennessy Advisors, and BP Capital, is a valid and binding obligation of PMP Trust, enforceable against PMP Trust in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors rights, and to general equity principles;

      (d) to the knowledge of such counsel, no consent, approval, authorization, filing, or order of any court or governmental authority of the United States is required for the consummation of the Reorganization with respect to any of the Existing Funds, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act (it being understood that such counsel has made no independent investigation or analysis with respect to state securities laws and are not opining on such laws); and

      (e) the shares of each of the Existing Funds then issued and outstanding are duly registered under the 1933 Act on the appropriate form.

7.5 The transfer agent to the Existing Funds shall have delivered to the New Funds at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the New Funds and dated as of the Closing Date, to the effect that the shareholder records of each of the Existing Funds are complete and accurate and as to such other matters as the New Funds shall reasonably request.

7.6 The administrator, fund accountant, and custodian to the Existing Funds shall have delivered to the New Funds at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the New Funds and dated as of the Closing Date, to the effect that the books and records of each of the Existing Funds covered by its contracts with the Existing Funds are complete and accurate and as to such other matters as the New Funds shall reasonably request.

7.7 The Existing Funds shall arrange to make the Existing Funds’ auditors available to the New Funds and their agents to answer their questions at a mutually agreeable time prior to the Closing.

7.8 PMP Trust, on behalf of the Existing Funds, shall have delivered to Hennessy Funds Trust, or shall have made provision for delivery as promptly as practicable after the Closing Date of, (i) a statement, accurate and complete in all material respects related to each of the Existing Funds, of (1) the Assets, showing the tax basis of such Assets for federal income tax purposes by lot and the holding periods of such Assets for such purposes, as of the Valuation Time; (2) the capital loss carryovers for the Existing Funds for U.S. federal income tax purposes and the taxable years of the Existing Funds (or its predecessors) in which such capital losses were recognized; (3) any limitations on the use of such losses imposed under Section 382 of the Code (determined without regard to the transactions contemplated by this Plan); and (4) any unrealized gain or loss in such Assets (as determined as of the Valuation Time) for federal income tax purposes; (ii) the tax books and records of each of the Existing Funds for preparing any tax returns required by law to be filed after the Closing Date; and (iii) such other tax information reasonably requested by Hennessy Funds Trust.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW FUNDS AND THE EXISTING FUNDS
The obligations of Hennessy Funds Trust, on behalf of the New Funds, and of PMP Trust, on behalf of the Existing Funds, herein are each subject to the further conditions that on or before the Closing Date with respect to the New Funds and the Existing Funds:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Existing Funds in accordance with the provisions of their Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the New Funds.

8.2 On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders, approvals, and permits of federal, state, and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by Hennessy Funds Trust, on behalf of the New Funds, or PMP Trust, on behalf of the Existing Funds, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the New Funds or the Existing Funds.

8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.

8.5 Hennessy Funds Trust, on behalf of each of the New Funds, and PMP Trust, on behalf of each of the Existing Funds, shall each have considered the U.S. federal, state and local income tax issues. The New Funds and the Existing Funds shall have each received an opinion of

Counsel substantially to the effect that for U.S. federal income tax purposes, the transfer by each Existing Fund of its Assets in exchange for the Shares of the applicable New Fund, and the assumption by such New Fund of the Liabilities, should be treated as a “reorganization” within the meaning of Section 368(a) of the Code and such New Fund and each Existing Fund should each be treated as a “party to a reorganization” within the meaning of Section 368(b) of the Code. In rendering such opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and on officers’ certificates and certificates of public officials if Counsel so requests.

8.6 On or before the Closing Date, the BP Capital TwinLine Energy Fund shall declare and pay a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date, which, together with all previous such dividends, shall have the effect of distributing to the BP Capital TwinLine Energy Fund’s Investors all of the BP Capital TwinLine Energy Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b)(2) of the Code (computed without regard to Section 852(b)(2)(D) of the Code), (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) all of the BP Capital TwinLine Energy Fund’s net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

9.	EXPENSES
Except as provided below, each of BP Capital and Hennessy Advisors shall be responsible for paying its own expenses and the expenses, as applicable, of the Existing Funds and the New Funds, including legal and accounting fees, incurred by it or any of its affiliates in connection with this Agreement and the transactions contemplated herein. BP Capital and Hennessy Advisors shall each bear 50% of costs associated with soliciting and obtaining the proxy vote of the shareholders of the Existing Funds, including fees paid to Broadridge Financial Services, Inc.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

10.2 Except as otherwise specified below, the representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated herein for a two‑year period, except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies, as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms.

11.	TERMINATION
11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by:

      (a) PMP Trust if the conditions set forth in Section 6 or Section 8 are not satisfied as specified in such Sections;

      (b) Hennessy Funds Trust if the conditions set forth in Section 7 or Section 8 are not satisfied as specified in such Sections; or

      (c) the mutual consent of both parties to this Agreement.

11.2 If this Agreement is terminated pursuant to and in accordance with Section 11.1, then the termination shall be without liability of any party and BP Capital and Hennessy Advisors shall bear the expenses incidental to the preparation of carrying out of the Agreement as provided in Section 9; provided however that if the termination shall result from the material breach by a party of a covenant or agreement of such party contained in this Agreement, then such party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party.

12.	AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of PMP Trust, on behalf of the Existing Funds, and officers of Hennessy Funds Trust, on behalf of the New Funds; provided, however, that following the meeting of the Investors, no such amendment may have the effect of changing the provisions for determining the number of Shares to be delivered to the Existing Funds’ Investors under this Agreement to the detriment of such Existing Funds’ Investors, or otherwise materially and adversely affecting the Existing Funds, without the Existing Funds obtaining the Existing Funds’ Investors’ further approval except that nothing in this Section 12 shall be construed to prohibit the New Funds and the Existing Funds from amending this Agreement to change the Closing Date or Valuation Date by mutual agreement.

13.	INDEMNIFICATION
13.1 Hennessy Funds Trust and the New Funds shall indemnify, defend, and hold harmless PMP Trust and the Existing Funds, their respective officers, trustees, employees, and agents against any and all claims, actions, damages, obligations, losses, liabilities, costs, and expenses, including reasonable attorneys’ fees, costs of collection, and other costs of defense, actually incurred by PMP Trust and arising from or in connection with (a) any breach of any representation or warranty of Hennessy Funds Trust, on behalf of itself and the New Funds, contained in or made pursuant to this Agreement and (b) any breach of any covenant of Hennessy Funds Trust, on behalf of itself and the New Funds, contained in or made pursuant to this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than 24 months after the Closing

Date, except that the representations and warranties contained in Sections 5.1(a) and 5.1(d) shall survive indefinitely.

13.2 PMP Trust and each of the Existing Funds shall indemnify, defend, and hold harmless Hennessy Funds Trust and the New Funds, their respective officers, trustees, employees, and agents against any and all claims, actions, damages, obligations, losses, liabilities, costs, and expenses, including reasonable attorneys’ fees, costs of collection, and other costs of defense, actually incurred by Hennessy Funds Trust and arising from or in connection with (a) any breach of any representation or warranty of PMP Trust, on behalf of itself and each of the Existing Funds, contained in or made pursuant to this Agreement and (b) any breach of any covenant of PMP Trust, on behalf of itself and each of the Existing Funds, contained in or made pursuant to this Agreement. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than 24 months after the Closing Date, except that the representations and warranties contained in Sections 5.2(a), 5.2(e), and 5.2(l) shall survive indefinitely.

14.	NOTICES
Any notice, report, statement, or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, or overnight express courier addressed to the following:

For Hennessy Funds Trust, on behalf of itself and the New Funds:

Hennessy Funds Trust 7250 Redwood Blvd Suite 200 Novato, California 94945 Attention: President

With a copy to, which shall not constitute notice: Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202 Attention: Peter D. Fetzer

For PMP Trust, on behalf of itself and the Existing Funds:

Professionally Managed Portfolios
c/o U.S. Bancorp Fund Services, LLC
2020 E. Financial Way, Suite 100
Glendora, CA 91741
Attention: Elaine E. Richards

With a copy to, which shall not constitute notice: Schiff Hardin LLP 666 Fifth Avenue, 17th Floor New York, NY 10103 Attention: Domenick Pugliese

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
15.1 The section and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Sections, paragraphs, subparagraphs, or Exhibits shall be construed as referring to Sections, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms “hereto,” “hereunder,” “herein,” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Section, paragraph, subparagraph, or sentence.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law provisions.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 It is expressly agreed that the obligations of the Existing Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of PMP Trust personally, but shall bind only the PMP Trust property of the Existing Funds, as provided in PMP Trust’s Agreement and Declaration of Trust. The execution and delivery of this Agreement has been authorized by the Board of Trustees of PMP Trust, on behalf of the Existing Funds, and signed by authorized officers of PMP Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the PMP Trust property of the Existing Funds as provided in PMP Trust’s Agreement and Declaration of Trust.

* * *

[Signatures follow on the next page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

Hennessy Funds Trust, for itself and on behalf of the Hennessy BP Energy Fund and the Hennessy BP Midstream Fund /s/ Teresa M. Nilsen Teresa M. Nilsen Executive Vice President	Professionally Managed Portfolios, for itself and on behalf of the BP Capital TwinLine Energy Fund and the BP Capital TwinLine MLP Fund /s/ Elaine E. Richards Elaine E. Richards President
Hennessy Advisors, Inc., solely for purposes of the third paragraph hereof, Section 9, and Section 11.2 /s/ Teresa M. Nilsen Teresa M. Nilsen President	BP Capital Fund Advisors, LLC, solely for purposes of the second paragraph hereof, Section 9, and Section 11.2 /s/ Toby Loftin Toby Loftin Managing Principal

Signature Page

EXHIBIT B

FINANCIAL HIGHLIGHTS – INVESTOR CLASS SHARES

The following tables are intended to help you understand the financial performance of Class A shares of the BP Capital TwinLine Energy Fund and the BP Capital TwinLine MLP Fund (each a “TwinLine Fund” and, together, the “TwinLine Funds”) since their inceptions on December 31, 2013. Certain information reflects financial results for a single TwinLine Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the TwinLine Fund, assuming reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Tait, Weller & Baker LLP, whose report, along with the TwinLine Funds’ audited financial statements, are included in the annual report of the TwinLine Funds for the fiscal year ended November 30, 2017, which is available upon request.

Following the proposed reorganization, Class A shares of the BP Capital TwinLine Energy Fund and the BP Capital TwinLine MLP Fund will be converted into Investor Class shares of the Hennessy BP Energy Fund and the Hennessy BP Midstream Fund, respectively.

B-1

HENNESSY BP ENERGY FUND – INVESTOR CLASS

	For a capital share outstanding throughout the year/period

	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Period Ended November 30, 2014 (1)
Net asset value, beginning of year/period	$19.47	$20.54	$16.41	$20.45	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (2)	(0.11)	(0.23)	(0.15)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments	2.57	(0.84)	4.28	(3.46)	0.56
Total from investment operations	2.46	(1.07)	4.13	(3.56)	0.45

LESS DISTRIBUTIONS:
From net realized gain	-	-	-	(0.48)	-
Total distributions	-	-	-	(0.48)	-
Net asset value, end of year/period	$21.93	$19.47	$20.54	$16.41	$20.45

Total return	12.63	%(3)	(5.21)%	25.17%	(17.57)%	2.25	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$23,517.1		$22,663.4	$19,637.6	$18,718.6	$15,135.5
Portfolio turnover rate	43	%(3)	84%	83%	79%	72	%(3)

RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.86	%(4)	1.87%	1.89%	1.87%	1.98	%(4)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS	(1.09	)%(4)	(1.21)%	(0.92)%	(0.51)%	(0.53	)%(4)
(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

B-2

HENNESSY BP MIDSTREAM FUND – INVESTOR CLASS

	For a capital share outstanding throughout the year/period

	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015		Period Ended November 30, 2014 (1)
Net asset value, beginning of year/period	$14.51		$16.54		$15.45		$22.25		$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (2) (6)	(0.11)		(0.22)		(0.17)		(0.20)		(0.20)
Net realized and unrealized gain (loss) on investments	(0.02)		(0.78)		2.29		(5.60)		2.87
Total from investment operations	(0.13)		(1.00)		2.12		(5.80)		2.67

LESS DISTRIBUTIONS:
From return of capital	(0.52)		(1.03)		(1.03)		(1.00)		(0.42)
Total distributions	(0.52)		(1.03)		(1.03)		(1.00)		(0.42)
Net asset value, end of year/period	$13.86		$14.51		$16.54		$15.45		$22.25

Total return	(0.97	)%(3)	(6.49)%		14.78%		(27.17)%		13.37	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$14,068.1		$16,861.8		$13,428.6		$8,760.2		$7,168.7
Portfolio turnover rate	42	%(3)	63%		139%		96%		70	%(3)

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Gross operating expenses, before fees waived	1.77	%(4)	1.89%		2.21%		2.70%		4.04	%(4)
Fees waived	(0.02	)%(4)	(0.14)%		(0.47)%		(0.96)%		(2.29	)%(4)
Operating expenses, after fees waived	1.75	%(4)	1.75%		1.74%		1.74%		1.75	%(4)
State and federal income tax expense	-		0.02%		-		-		-
Deferred tax expense	-		-		-		(1.32	)%(5)	3.98	%(4)(5)
Total expense	1.75	%(4)	1.77%		1.74%		0.42%		5.73	%(4)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived	(1.52	)%(4)(6)	(1.50	)%(6)	(1.60	)%(6)	(1.97	)%(6)	(3.28	)%(4)(6)
After fees waived	(1.50	)%(4)(6)	(1.36	)%(6)	(1.13	)%(6)	(1.01	)%(6)	(0.99	)%(4)(6)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
B-3

(5)	Deferred tax expense estimate is derived from net investment loss and realized and unrealized gain/loss.
(6)	Includes State income tax expense and deferred tax expense from net investment income/loss only.

B-4

FINANCIAL HIGHLIGHTS – INSTITUTIONAL CLASS SHARES
The following tables are intended to help you understand the financial performance of Class I shares of the TwinLine Funds since their inceptions on December 31, 2013. Certain information reflects financial results for a single TwinLine Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the TwinLine Fund, assuming reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Tait, Weller & Baker LLP, whose report, along with the TwinLine Funds’ audited financial statements, are included in the annual report of the TwinLine Funds for the fiscal year ended November 30, 2017, which is available upon request.

Following the proposed reorganization, Class I shares of the BP Capital TwinLine Energy Fund and the BP Capital TwinLine MLP Fund will be converted into Institutional Class shares of the Hennessy BP Energy Fund and the Hennessy BP Midstream Fund, respectively.

B-5

HENNESSY BP ENERGY FUND – INSTITUTIONAL CLASS

	For a capital share outstanding throughout the year/period

	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Period Ended November 30, 2014 (1)
Net asset value, beginning of year/period	$19.61		$20.64	$16.46	$20.45	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (2)	(0.09)		(0.19)	(0.11)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	2.59		(0.84)	4.32	(3.47)	0.51
Total from investment operations	2.50		(1.03)	4.21	(3.51)	0.45

LESS DISTRIBUTIONS:
From net investment income	-		-	(0.03)	-	-
From net realized gain	-		-	-	(0.48)	-
Total distributions	-		-	(0.03)	(0.48)	-
Net asset value, end of year/period	$22.11		$19.61	$20.64	$16.46	$20.45

Total return	12.75	%(3)	(4.99)%	25.61%	(17.32)%	2.25	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$118,461.4		$122,450.8	$126,916.7	$100,054.4	$68,305.5
Portfolio turnover rate	43	%(3)	84%	83%	79%	72	%(3)

RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.61	%(4)	1.62%	1.60%	1.54%	1.73	%(4)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS	(0.84	)%(4)	(0.98)%	(0.65)%	(0.20)%	(0.28	)%(4)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

B-6

HENNESSY BP MIDSTREAM FUND – INSTITUTIONAL CLASS

	For a capital share outstanding throughout the year/period

	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015		Period Ended November 30, 2014 (1)

Net asset value, beginning of year/period	$14.66		$16.66		$15.53		$22.28		$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (2) (6)	(0.09)		(0.18)		(0.12)		(0.14)		(0.15)
Net realized and unrealized gain (loss) on investments	(0.02)		(0.79)		2.28		(5.61)		2.87
Total from investment operations	(0.11)		(0.97)		2.16		(5.75)		2.72

LESS DISTRIBUTIONS:
From return of capital	(0.52)		(1.03)		(1.03)		(1.00)		(0.44)
Total distributions	(0.52)		(1.03)		(1.03)		(1.00)		(0.44)
Net asset value, end of year/period	$14.03		$14.66		$16.66		$15.53		$22.28

Total return	(0.82	)%(3)	(6.25)%		14.97%		(26.90)%		13.60	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$91,244.7		$82,591.2		$33,216.3		$15,718.9		$7,787.6
Portfolio turnover rate	42	%(3)	63%		139%		96%		70	%(3)

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Gross operating expenses, before fees waived	1.52	%(4)	1.64%		1.95%		2.34%		3.79	%(4)
Fees waived	(0.02	)%(4)	(0.14)%		(0.47)%		(0.92)%		(2.29	)%(4)
Operating expenses, after fees waived	1.50	%(4)	1.50%		1.48%		1.42%		1.50	%(4)
State and federal income tax expense	-		0.02%		-		-		-
Deferred tax expense	-		-		-		(1.24	)%(5)	3.98	%(4)(5)
Total expense	1.50	%(4)	1.52%		1.48%		0.18%		5.48	%(4)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived	(1.27	)%(4)(6)	(1.28	)%(6)	(1.28	)%(6)	(1.63	)%(6)	(3.03	)%(4)(6)
After fees waived	(1.25	)%(4)(6)	(1.14	)%(6)	(0.81	)%(6)	(0.71	)%(6)	(0.74	)%(4)(6)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
B-7

(5)	Deferred tax expense estimate is derived from net investment loss and realized and unrealized gain/loss.
(6)	Includes State income tax expense and deferred tax expense from net investment income/loss only.

B-8

_________________________________________
STATEMENT OF ADDITIONAL INFORMATION
August 27, 2018

For the Reorganization of the BP Capital TwinLine Energy Fund,
 a Series of Professionally Managed Portfolios

Into

the Hennessy BP Energy Fund,
 a Series of the Hennessy Funds Trust

For the Reorganization of the BP Capital TwinLine MLP Fund,
 a Series of Professionally Managed Portfolios

Into

the Hennessy BP Midstream Fund,
 a Series of the Hennessy Funds Trust
_________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Proxy Statement/Prospectus dated August 27, 2018, relating to the Special Meeting of Shareholders of the BP Capital TwinLine Energy Fund and the BP Capital TwinLine MLP Fund to be held on October 22, 2018, at the offices of Professionally Managed Portfolios at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The purpose of the meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which (1) the BP Capital TwinLine Energy Fund would be reorganized into the Hennessy BP Energy Fund and (2) the BP Capital TwinLine MLP Fund would be reorganized into the Hennessy BP Midstream Fund. Pursuant to the Agreement and Plan of Reorganization:

•
all of the assets of the BP Capital TwinLine Energy Fund will be transferred to the Hennessy BP Energy Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy BP Energy Fund, which will be distributed pro rata by the BP Capital TwinLine Energy Fund to its Class A and Class I shareholders, respectively, and the Hennessy BP Energy Fund will continue the business and assume the BP Capital TwinLine Energy Fund’s liabilities (other than the excluded liabilities, as defined in the Agreement and Plan of Reorganization); and

•
all of the assets of the BP Capital TwinLine MLP Fund will be transferred to the Hennessy BP Midstream Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy BP Midstream Fund, which will be distributed pro rata by the BP Capital TwinLine MLP Fund to its Class A and Class I shareholders, respectively, and the Hennessy BP Midstream Fund will continue the business and assume the BP Capital TwinLine MLP Fund’s liabilities (other than the excluded liabilities, as defined in the Agreement and Plan of Reorganization).

Because the Hennessy BP Energy Fund and the Hennessy BP Midstream Fund will commence operations on or after the date of this Statement of Additional Information, they do not yet have ticker symbols.

Copies of the Proxy Statement/Prospectus, which has been filed with the Securities and Exchange Commission, may be obtained, without charge, by writing to Professionally Managed Portfolios at 615 East Michigan Street, Milwaukee, Wisconsin 53202, by calling the TwinLine Funds at 1‑855‑402‑7227, or over the Internet at www.bpcfunds.com.

TABLE OF CONTENTS

INTRODUCTION	1
PRO FORMA FINANCIAL STATEMENTS	1
INCORPORATION BY REFERENCE	1
ADDITIONAL INFORMATION ABOUT THE EXISTING FUNDS	1
FUND HISTORY AND CLASSIFICATION	2
INVESTMENT RESTRICTIONS	3
INVESTMENT CONSIDERATIONS	5
TRUSTEES AND OFFICERS	31
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS	38
MANAGEMENT OF THE FUNDS	38
PORTFOLIO TRANSACTIONS	44
DISCLOSURE OF PORTFOLIO HOLDINGS	45
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	46
ABANDONED PROPERTY	47
VALUATION OF SHARES	48
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	48
ANTI-MONEY LAUNDERING PROGRAM	62
OTHER INFORMATION	63

i

INTRODUCTION

This Statement of Additional Information (this “SAI”) is intended to supplement the information provided in the Proxy Statement/Prospectus dated August 27, 2018 (the “Proxy Statement/Prospectus”), relating to the proposed reorganizations (each, a “Reorganization” and together, the “Reorganizations”) of the BP Capital TwinLine Energy Fund and the BP Capital TwinLine MLP Fund (each, an “Existing Fund” and together, the “Existing Funds”), into, respectively, the Hennessy BP Energy Fund and the Hennessy BP Midstream Fund (each, a “New Fund” and together, the “New Funds”). The Proxy Statement/Prospectus has been sent to the shareholders of the Existing Funds in connection with the solicitation of proxies to be voted at the special meeting of stockholders of the Existing Funds to be held on October 22, 2018.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not included because the Existing Funds, each a series of Professionally Managed Portfolios, are being combined with the New Funds, each a series of Hennessy Funds Trust, which are newly created funds that do not have any assets or liabilities. The Investor Class and Institutional Class shares of each New Fund will be the successor to the accounting and performance information of the Class A and Class I Shares, respectively, of the corresponding Existing Fund after consummation of the Reorganizations.

INCORPORATION BY REFERENCE

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this SAI, which means that they are legally considered to be a part of this SAI:

•	Statement of Additional Information of the Existing Funds, dated March 30, 2018, as supplemented to date (the “Existing Funds’ SAI”).
•	Annual Report to Shareholders for the Existing Funds for the fiscal year ended November 30, 2017, containing audited financial statements (the “Existing Funds’ Annual Report”).
•	Semi-Annual Report to Shareholders for the Existing Funds for the fiscal period ended May 31, 2018, containing unaudited financial statements (the “Existing Funds’ Semi-Annual Report”)
ADDITIONAL INFORMATION ABOUT THE EXISTING FUNDS

ABOUT THE EXISTING FUNDS AND FUND HISTORY

For information about the Existing Funds generally and their history, see the Existing Funds’ SAI. For information about the Existing Funds’ form of organization, see “The Trust” in the Existing Funds’ SAI.

DESCRIPTION OF THE EXISTING FUNDS AND THEIR INVESTMENTS AND RISKS

For information about the classification, investment objectives, investment strategies, investment policies, investment risks, and investment restrictions of the Existing Funds, and information about the Existing Funds’ portfolio turnover, see “Investment Policies and Risks,” “Investment Restrictions,” “Portfolio Holdings Information,” and “Portfolio Turnover” in the Existing Funds’ SAI.

MANAGEMENT OF THE EXISTING FUNDS

For information regarding the management of the Existing Funds, including their share ownership, see “Trustees and Executive Officers” and “Proxy Voting Policies and Procedures” in the Existing Funds’ SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For information regarding ownership of shares of the Existing Funds, see “Control Persons, Principal Shareholders and Management Ownership” in the Existing Funds’ SAI.

INVESTMENT ADVISORY AND OTHER SERVICES AND PORTFOLIO MANAGERS

For information about investment advisory, including portfolio management, and other services with respect to the Existing Funds, see “The Funds’ Investment Advisor,” “Portfolio Managers,” and “Service Providers” in the Existing Funds’ SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

For information regarding brokerage allocation practices of the Existing Funds, see “Execution of Portfolio Transactions” in the Existing Funds’ SAI.

CAPITAL STOCK AND OTHER SECURITIES

For information regarding voting rights and other aspects of shares of the Existing Funds, see “Capital Stock” and “Distributions and Tax Information” in the Existing Funds’ SAI.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

For information about share purchase, redemption, and pricing of shares of the Existing Funds, see “Additional Purchase and Redemption Information” and “Determination of Share Price” in the Existing Funds’ SAI.

TAXATION OF THE EXISTING FUNDS

For information regarding tax matters with respect to the Existing Funds, see “Distributions and Tax Information” in the Existing Funds’ SAI.

UNDERWRITERS

For information regarding the terms of the Existing Funds’ distribution arrangements and related matters, see “The Funds’ Distributor” and “Marketing and Support Payments” in the Existing Funds’ SAI.

FINANCIAL STATEMENTS OF THE EXISTING FUNDS

For information regarding the financial statements of the Existing Funds, see “Financial Statements” in the Existing Funds’ SAI, the Existing Funds’ Annual Report, and the Existing Funds’ Semi-Annual Report.

FUND HISTORY AND CLASSIFICATION

Hennessy Funds Trust, a Delaware statutory trust organized on September 17, 1992, is an open‑end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Hennessy Funds Trust consists of 16 series of shares of beneficial interest, having no par value (the “Shares”). The series described in this SAI are the Hennessy BP Energy Fund (the “Energy Fund”) and the

Hennessy BP Midstream Fund (the “Midstream Fund”). The Energy Fund and the Midstream Fund are each sometimes referred to herein as a “Fund” and together as the “Funds.” The Energy Fund is a diversified portfolio, while the Midstream Fund is a non‑diversified portfolio.

The following funds are also series of Hennessy Funds Trust:

DOMESTIC EQUITY

•	Hennessy Cornerstone Growth Fund (the “Cornerstone Growth Fund”)
•	Hennessy Focus Fund (the “Focus Fund”)
•	Hennessy Cornerstone Mid Cap 30 Fund (the “Cornerstone Mid Cap 30 Fund”)
•	Hennessy Cornerstone Large Growth Fund (the “Cornerstone Large Growth Fund”)
•	Hennessy Cornerstone Value Fund (the “Cornerstone Value Fund”)

MULTI‑ASSET

•	Hennessy Total Return Fund (the “Total Return Fund”)
•	Hennessy Equity and Income Fund (the “Equity and Income Fund”)
•	Hennessy Balanced Fund (the “Balanced Fund”)

SECTOR & SPECIALTY

•	Hennessy Gas Utility Fund (the “Gas Utility Fund”)
•	Hennessy Small Cap Financial Fund (the “Small Cap Financial Fund”)
•	Hennessy Large Cap Financial Fund (the “Large Cap Financial Fund”)
•	Hennessy Technology Fund (the “Technology Fund”)
•	Hennessy Japan Fund (the “Japan Fund”)
•	Hennessy Japan Small Cap Fund (the “Japan Small Cap Fund”).

The Energy Fund, the Midstream Fund, and the other 14 series of Hennessy Funds Trust listed above are collectively referred to as the “Hennessy Funds.” Information about the other 14 series of funds is contained in a separate Statement of Additional Information.

Each Fund offers both Investor Class shares and Institutional Class shares. Investor Class shares and Institutional Class shares represent an interest in the same assets of a Fund, have the same rights, and are identical in all material respects, except that (i) Investor Class shares may bear distribution fees, and Institutional Class shares are not subject to such fees, (ii) Investor Class shares bear shareholder servicing fees payable to the Hennessy Advisors, Inc. (the “Investment Manager”), and Institutional Class shares are not subject to such fees, (iii) Institutional Class shares are available only to shareholders who invest directly in a Fund or who invest through a broker‑dealer, financial institution, or servicing agent that has entered into appropriate arrangements with a Fund and provides services to the Fund, (iv) Institutional Class shares have a higher minimum initial investment, and (v) the Board of Trustees may elect to have certain expenses specific to Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to Investor Class shares or Institutional Class shares will be allocated to each such Class on the basis of the net asset value (sometimes referred to as “NAV”) of that Class in relation to the NAV of the applicable Fund. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES. The investment restrictions set forth below are fundamental policies of each Fund that cannot be changed without the approval of the holders of either (i) 67% or more of such Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund. The policies and limitations listed below supplement those set forth in the Fund Prospectus.  If these restrictions (other than those relating to borrowing of money or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s restrictions will be deemed to have occurred.

1. The Fund may not borrow money or issue senior securities, except as permitted under the 1940 Act. The 1940 Act permits the Fund to issue senior securities or borrow money as long as it maintains continuous asset coverage of at least 300% of the aggregate value of all of the Fund’s senior securities transactions or of all amounts borrowed, as applicable. A reverse repurchase agreement or a derivative transaction will not be considered to constitute the issuance of a senior security by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements. In addition, for purposes of this investment restriction, hedging transactions in which the Fund may engage and similar investment strategies are not treated as senior securities when covered by a segregated account. For purposes of this investment restriction, securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be a borrowing.

2. The Fund may not act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

3. The Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities), except that the Fund will concentrate (that is, invest 25% or more of its total assets) in the energy sector.

4. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (although the Fund may purchase and sell securities secured by real estate and securities of companies that invest or deal in real estate).

5. The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation does not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities, options, or other instruments backed by, or related to, physical commodities.

6. The Fund may not make loans, except that the Fund may enter into repurchase agreements, lend securities, and acquire any debt security consistent with the investment policies of the Fund.

OTHER INVESTMENT RESTRICTIONS. The following investment restrictions and operating policies may be changed by the Board of Trustees without shareholder approval:

1. Each Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market, (ii) securities the disposition of which would be subject to legal restrictions (“Restricted Securities”), and (iii) repurchase agreements having more than seven days to maturity. The Board or its delegate has the ultimate authority to determine, to the extent permissible under federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Investment Manager the day-to-day determination of the liquidity of any security held by a Fund, although it has retained oversight and ultimate responsibility for such determinations. The Investment Manager works with and may, in its discretion, rely on the expertise and advice of the sub-advisor in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board has directed the Investment Manager to consider such factors as (a) frequency of trading and availability of quotations, (b) the number of dealers willing to purchase or sell the security and the availability of buyers, (c) the willingness of dealers to be market makers in the security, and (d) the nature of trading activity including (1) the time needed to dispose of a position or part of a position and (2) offer and solicitation methods.

2. Within the parameters of its specific investment policies, each Fund may invest up to 5% of its assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

3. Each Fund may acquire certificates of deposit, bankers’ acceptances, and time deposits in U.S. dollar or foreign currencies, but such short-term instruments must, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, unless the principal amount of such bank obligations are fully insured by the U.S. government. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, that are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non‑negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

4. Each Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price.

INVESTMENT CONSIDERATIONS

The Funds’ Prospectus describes the principal investment strategies and risks of the Funds. This section expands upon that discussion and also describes non-principal investment strategies and risks of the Funds.

DIVERSIFICATION. The Energy Fund is diversified, which means that for 75% of the Fund’s total assets, the Fund may not invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the outstanding voting shares of a single issuer. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund under applicable federal securities laws.

NON-DIVERSIFICATION. The Midstream Fund is a “non-diversified” mutual fund and, as such, it is not subject to the diversification requirements under the 1940 Act. Accordingly, the Midstream Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund, and a decline in the value of those holdings would cause a greater overall decline in value of the Fund than if the Fund held a more diversified portfolio. Because the Midstream Fund is treated as a “C” corporation, it will not be taxed as a regulated investment company (“RIC”) under the Code and therefore, will not seek to comply with the diversification requirements applicable to RICs.

MARKET AND REGULATORY. Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Funds may lose value, regardless of the individual results of the securities and other instruments in which the Funds invest. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen, or widespread.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries affect many aspects of financial regulation and may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are increasingly interconnected. As a result, whether or not each Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may decrease.

MASTER LIMITED PARTNERSHIPS. Each Fund invests in Master Limited Partnerships (“MLPs”). An MLP is an entity that is taxed as a partnership under the Code and that has interests or “units” that are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners, but some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership, has an ownership stake in the partnership (typically a 2% general partner equity interest and additional common units and subordinated units), and in many cases is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and are entitled to receive cash distributions with respect to their units. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, the sale or disposition of real property, certain mineral or natural resources activities, the transportation or storage of certain fuels, and, in certain circumstances, commodities or futures, forwards, and options with respect to commodities, and the sale or other disposition of capital assets held for the production of such income. Mineral and natural resources activities include exploration, development, production, mining, processing, refining, marketing, and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber, or industrial‑source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. The Funds anticipate that a substantial portion of the MLP entities in which the Funds invest will be engaged primarily in the energy sector. The Funds may, however, invest in MLP entities in any sector of the economy. Due to their tax treatment as partnerships, MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their shares of the MLPs’ income and gains.

Holders of an MLP’s units are exposed to a remote possibility of liability for all of the obligations of such MLP in the event that a court determines that the rights of the unit holders to take certain action under the limited partnership agreement would constitute “control” of the business of the MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Certain MLPs in which the Funds may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities were to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and the ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Much of the benefit that the Funds may derive from their investment in equity securities of MLPs is because MLPs are treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions, and expenses and pays taxes on those amounts. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would reduce the amount of cash available for distribution by the MLP and could reduce the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Funds from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

FUND STRUCTURE (WITH RESPECT TO THE MIDSTREAM FUND). Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Midstream Fund is taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 21%), and will also be subject to state and local income taxes.

TAX ESTIMATION/NAV (WITH RESPECT TO THE MIDSTREAM FUND). In calculating the Fund’s NAV, the Midstream Fund will, among other things, account for its current taxes and deferred tax liability and deferred tax asset balances. The Midstream Fund will accrue a deferred income tax liability balance, at the then-effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Funds on interests of MLPs (and other entities that have economic characteristics similar to MLPs) considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Midstream Fund’s NAV. The Midstream Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Midstream Fund’s NAV. To the extent the Midstream Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Midstream Fund will rely to some extent on information provided by MLPs (and other entities that have economic characteristics similar to MLPs), which may not be provided to the Midstream Fund on a timely basis, to estimate current taxes and deferred tax liability and asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Midstream Fund’s current taxes and deferred tax liability and asset balances used to calculate the Midstream Fund’s NAV could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Midstream Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and asset balances as new information becomes available, which may have a material impact on the Fund’s NAV. Shareholders who redeem their shares at an NAV that is based on estimates of the Midstream Fund’s current taxes and deferred tax liability and asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the Fund’s actual current taxes and tax liability and asset balances.

ENERGY SECTOR. Each Fund focuses its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory, and other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, (i) fluctuations in commodity prices, (ii) reduced consumer demand for commodities such as oil, natural gas, and petroleum products, (iii) reduced availability of natural gas or other commodities for transporting, processing, storing, or delivering, (iv) slowdowns in new construction, (v) extreme weather or other natural disasters, and (vi) threats of attack by terrorists on energy assets.

Additionally, energy sector companies are subject to substantial government regulation, and changes in the regulatory environment for energy companies may adversely impact their profitability. Energy sector companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations, or enforcement policies governing the energy sector could significantly increase the compliance costs of such companies. Certain energy sector companies could, from time to time, be held responsible for implementing remediation measures, the cost of which may not be recoverable from insurance. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies. With respect to MLPs (and entities with economic characteristics similar to MLPs), the Funds will select its investments from the current small pool of issuers. Demand for investment opportunities in MLPs (and entities with economic characteristics similar to MLPs) that operate energy-related businesses may exceed supply, which could make it difficult to operate the Funds.

EQUITY SECURITIES.

COMMON STOCK.

The Funds invest in common stock. Common stock represents an equity interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income, and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

SMALL- AND MID-CAP STOCKS.

Each Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing, and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less‑seasoned companies may present greater opportunities for growth, but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more‑established companies. These companies may have limited product lines, markets, or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require such Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, such Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

Each Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid‑cap companies tend to have longer operating histories, broader product lines, and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller-capitalization issuers.

PREFERRED STOCK.

Preferred stock is a class of stock that has a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as result of an exchange or tender of fixed income securities.

Each Fund’s investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities. Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

INITIAL PUBLIC OFFERINGS.

Securities purchased in initial public offerings (“IPOs”) are often issued by unseasoned companies that have the risks of smaller-capitalization companies. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in IPOs frequently are very volatile in price, and a Fund may hold securities purchased in IPOs for a very short period of time. As a result, a Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

From time to time, a Fund may not be able to invest, or may not be able to invest to the extent desired, in securities issued in an IPO because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of investors to which IPO securities are allocated increases, the number of securities issued to any one investor may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve a Fund’s performance.

DEBT SECURITIES. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

LOWER-RATED DEBT SECURITIES.

Each Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). Lower‑rated debt securities, rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s), rated BB or below by Standard & Poor’s Ratings Group (“S&P”), or unrated but determined by the Investment Manager or the sub-advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher-rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions could impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values such Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the portfolio managers will monitor the investment to determine whether its retention will assist in meeting a Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the portfolio managers believe it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer¹s obligations on such securities. This could increase a Fund’s operating expenses and adversely affect a Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Energy Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of such Fund’s investment objective is more dependent on the portfolio managers’ investment analysis than would be the case if the Funds were investing in securities in the higher rating categories.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES.

Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

PAYMENT EXPECTATIONS.

Debt securities may contain redemption or call provisions. If an issuer were to exercise these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

LIQUIDITY AND VALUATION.

There may be limited trading in the secondary market for particular debt securities, which may adversely affect a Fund’s ability to accurately value or sell such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value or liquidity of debt securities. The portfolio managers attempt to reduce the risks described above through diversification (of the Energy Fund’s portfolio and, to the extent practicable, the Midstream Fund’s portfolio), through credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned or updated.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.

EXCHANGE‑TRADED NOTES. An investment in an Exchange‑Traded Note (“ETN”) involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result, the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased.

SHORT SALES. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any loss will be increased, and any gain will be decreased, by the transaction costs incurred by a Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

When the portfolio managers believe that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security that the Fund owns for delivery at a specified date in the future. A Fund will incur transaction costs to open, maintain, and close short sales against the box.

To the extent a Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of a Fund’s assets could affect its portfolio management.

HEDGING. Each Fund may utilize a variety of financial instruments, such as derivatives, options, and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the portfolio managers’ assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, a Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Fund had been sufficiently hedged with respect to such position.

The portfolio managers will not attempt to hedge all market or other risks inherent in a Fund’s positions, and will hedge certain risks, if at all, only partially. Specifically, the portfolio managers may choose not to, or may determine that it is economically unattractive to, hedge certain risks, either in respect of particular positions or in respect of a Fund’s overall portfolio. Moreover, it should be noted that a Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). A Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the portfolio managers may rely on diversification to control such risks to the extent that they believe it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability, and performance of derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may invest in call options and put options. A call option entitles a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles a Fund, in return for the premium paid, to sell specified securities during the option period. Each Fund may invest in both European-style and American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Each Fund may purchase and sell options traded on U.S. and foreign exchanges based on the market value of the options. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

WRITING CALL OPTIONS.

Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by its custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate its obligation, the writer may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. In addition, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In addition to covered call options, each Fund may write uncovered (or “naked”) call options on securities, including exchange-traded funds (“ETFs”), and indices; however, SEC rules require that a Fund segregate assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

WRITING COVERED INDEX CALL OPTIONS.

Each Fund may sell index call options. Each Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with a different exercise price, expiration date, or both. A Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses, or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the Fund’s custodian) acts as each Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in a Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or a Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by a Fund. Each Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When a Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (i) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option, (ii) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option, or (iii) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. government securities, or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). A Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, a Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by a Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless a Fund has liquid assets sufficient to satisfy the exercise of the index call option, a Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time a Fund is able to sell the securities. If a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of a Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, a Fund may not be able to close out its option positions.

RISKS OF TRANSACTIONS IN OPTIONS.

There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for many reasons, including the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Energy Fund may enter into options transactions may be limited by the requirements of the Code relating to the qualification of the Energy Fund as a regulated investment company.

OVER-THE-COUNTER OPTIONS.

Each Fund may engage in transactions involving over-the-counter options as well as exchange-traded options. Certain additional risks are specific to over-the-counter options. Each Fund may engage a clearing corporation to exercise exchange-traded options, but if a Fund purchased an over-the-counter option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not. Consequently, each Fund may be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes an over‑the‑counter option, the Fund may be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into over-the-counter options only with dealers who will agree to, and are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that a Fund will at any time be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. Unless a Fund, as a covered over-the-counter call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate an over-the-counter option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, since each Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased over-the-counter options are illiquid securities. A Fund may treat the cover used for written over-the-counter options as liquid if the dealer agrees that the Fund may repurchase the over-the-counter option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat over‑the-counter options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of over-the-counter options, each Fund will change the treatment of such instruments accordingly.

STOCK INDEX OPTIONS.

Each Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiplier, which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

FUTURES AND OPTIONS ON FUTURES.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Funds may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies. The Funds will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when a Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce the Funds’ exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Funds’ return. No price is paid upon entering into futures contracts. Instead, the Funds would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

EXCLUSION FROM COMMODITY POOL REGULATIONS.

The Investment Manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to the Funds under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO with respect to the Funds. In addition, with respect to the Funds, the Investment Manager is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and swaps, which in turn include non-deliverable currency forward contracts. The Funds are not intended as vehicles for trading in commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Investment Manager’s reliance on these exclusions, the Funds’ reliance on these exclusions, the Funds’ investment strategies, or this SAI.

Generally, the exclusion from CPO regulation on which the Investment Manager relies requires a Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Investment Manager would withdraw its notice claiming an exclusion from the definition of a CPO, and the Investment Manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Investment Manager’s compliance with comparable SEC requirements. However, in the event the Investment Manager had to register as a CPO, the Funds might incur additional compliance and other expenses as a result of CFTC regulation governing commodity pools and CPOs.

STOCK INDEX FUTURES.

Each Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

SWAP AGREEMENTS. Each Fund may enter into interest rate, currency, and index swaps and the purchase or sale of related caps, floors, and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency, or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors,” or “collars.” A “cap” is essentially a call option that places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is a put option that places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is a combination of a long cap and a short floor where the limits are set at different levels.

A Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, a Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents. If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date, but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

TOTAL RETURN SWAPS.

Each Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities, or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

CREDIT DEFAULT SWAPS.

Each Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. A Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If a Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Each Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

CURRENCY SWAPS.

Each Fund may enter into currency swap agreements for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

INTEREST RATE SWAPS.

Each Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by a Fund. In such an instance, a Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

OPTIONS ON SWAPS.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. Each Fund may write (sell) and purchase put and call swaptions. Each Fund may also enter into swaptions on either an asset-based or a liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. Each Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holding, as a duration management technique to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

DERIVATIVES. Under CFTC rules, transactions in some types of interest rate swaps and credit default index swaps on North American and European indices are required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearinghouse (such as CME Clearing, ICE Clearing, or LCH.Clearnet), rather than a bank or broker. Since neither Fund is a clearinghouse member and only members of a clearinghouse can participate directly in the clearinghouse, a Fund will hold cleared derivatives through accounts at clearing members, which are futures commission merchants that are members of the clearinghouses and that have the appropriate regulatory approvals to engage in swap transactions. A Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearinghouse. In contrast to bilateral derivatives transactions, following a period of advance notice to a Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearinghouses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. In addition, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the portfolio managers expect to be cleared), and no clearing member is willing or able to clear the transaction on a Fund’s behalf. While the documentation in place between a Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, a Fund could be subject to this execution risk if a Fund submits for clearing transactions that exceed such credit limits, if the clearinghouse does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to a Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, a Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty risk with respect to over-the-counter derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. Some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearinghouse the amount of margin required by the clearinghouse for cleared swaps, which amounts are generally held in an omnibus account at the clearinghouse for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the amount of initial margin provided by the clearing member to the clearinghouse that is attributable to each customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearinghouse will use a Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse. In addition, clearing members generally provide to the clearinghouse the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. A Fund is therefore subject to the risk that a clearinghouse will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default.

TEMPORARY INVESTMENTS. Each Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the portfolio managers. Such measures could include, but are not limited to, investments in (i) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit, (ii) repurchase agreements involving any such securities, and (iii) other money market instruments. Each Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, each Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Manager, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

SHORT-TERM INVESTMENTS. The Funds may invest in any of the securities and instruments described below.

BANK CERTIFICATES OF DEPOSIT, BANKERS’ ACCEPTANCES, AND TIME DEPOSITS.

Each Fund may acquire certificates of deposit, bankers’ acceptances, and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non‑negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. These short-term instruments that a Fund may acquire must, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if a Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the possible adoption of other foreign governmental restrictions that may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby increasing the risk involved in a Fund acquiring bank obligations.

COMMERCIAL PAPER, SHORT-TERM NOTES, AND OTHER CORPORATE OBLIGATIONS.

Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Each Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1,” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Manager or the sub-advisor to be of comparable quality.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The portfolio managers may actively expose a Fund to credit risk. However, there can be no guarantee that the portfolio managers will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on a Fund.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the portfolio managers, subject to the seller’s agreement to repurchase, and the Fund’s agreement to resell, such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short‑term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund’s custodian or in the Federal Reserve/Treasury Book‑Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Each Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Such assets will include U.S. government securities, or other liquid, high‑grade debt securities. Reverse repurchase agreements are not considered to be borrowings for the purpose of a Fund’s limitation on borrowing when assets have been appropriately segregated as described in the prior two sentences. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements.

GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes, and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, as well as in “principal only” and “interest only” components of mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity, and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold due to foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control, and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

The residential real estate market in the United States has experienced significant upheaval in the past. During such upheaval, among other things, the value of residential real estate decreased significantly. This decrease in value was more pronounced in some regions of the country, but prices dropped substantially overall. These significant decreases affected the value of both prime and subprime mortgage-backed securities because payments of principal and interest on residential mortgages varied due to foreclosures, job losses, and other factors. As a result of these conditions, mortgage-backed securities lost value, including the “senior” classes of those securities. There can be no assurance that mortgage-backed securities will make payments of principal and interest at the times or in the amounts scheduled.

ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables, and home-equity loans in pass-through structures similar to the mortgage‑related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

BORROWING. Currently, the 1940 Act permits a Fund to borrow money from banks in amounts of up to one-third of the Fund’s total assets (including the amount borrowed). To the extent permitted by the 1940 Act, or the rules and regulations thereunder, a Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as the clearance of portfolio transactions. To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Each Fund will reduce its borrowing amount within three days if that Fund’s asset coverage falls below the amount required by the 1940 Act.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on borrowed funds. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. There also are costs associated with borrowing money, and these costs offset, and could eliminate, the Fund’s net investment income in any given period.

ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including Restricted Securities, that are not readily marketable or cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued them. A considerable period of time may elapse between a Fund’s decision to sell such securities and the time when a Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of a Fund’s net assets is invested in illiquid securities, a Fund will take such steps as are deemed advisable to protect liquidity.

Restricted Securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted Securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, that have a readily available market usually are not deemed illiquid for purposes of this limitation by a Fund. However, investing in Rule 144A securities could result in increasing the level of a Fund’s illiquidity if qualified institutional buyers become uninterested in purchasing these securities.

SOVEREIGN DEBT OBLIGATIONS. Each Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities, and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political, as well as economic, factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government. There is no bankruptcy proceeding by which sovereign debt may be collected.

MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority, or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts, and authorities). For example, states, possessions, territories, and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax, or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities, and water supply, gas, electricity, and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair, or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues.

ZERO COUPON, STEP COUPON, AND PAY-IN-KIND SECURITIES. Within the parameters of its specific investment policies, each Fund may invest up to 5% of its assets in zero coupon, pay-in-kind, and step coupon securities. Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

FLOATING RATE, INVERSE FLOATING RATE, AND INDEX OBLIGATIONS. Each Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates, and commodities prices. Floating rate securities pay interest according to a coupon that is reset periodically. The reset mechanism may be formula based or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment, and the maturity of the obligation.

FOREIGN INVESTMENTS. The Funds may invest in securities of Canadian issuers. Investments in the securities of Canadian issuers (and other non-U.S. investments) may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation, or confiscation of foreign investors’ assets.

Any applicable Canadian taxes and expenses may also adversely affect each Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Canadian companies may be subject to different accounting, auditing, and financial reporting standards. To the extent Canadian securities held by a Fund are not registered with the SEC or with another U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or another U.S. regulator. Accordingly, less information may be disclosed about Canadian companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Canadian securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in the Canadian exchange rates may adversely affect the value in U.S. dollars of securities and other investments held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict. Income from Canadian securities and other investments will be received and realized in Canadian dollars, and each Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of the Canadian dollar against the U.S. dollar occurring after a Fund’s income has been earned and computed in U.S. dollars may require such Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, such Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

DEPOSITORY RECEIPTS. American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company that have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company that have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund will purchase, sell, and be paid dividends on ADRs, EDRs, GDRs, and CDRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions, government intervention, speculation, and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.

Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, and CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income or take such shares as a credit against their U.S. federal income tax. See “CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES” below. ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies that are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts, money market mutual funds, and ETFs to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under the 1940 Act, a Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act. Further, a Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund (other than money market funds), subject to the following restrictions:

•
the Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority applicable to funds of funds;

•	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and
•
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby a Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by a Fund. Each Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Funds.

Under certain circumstances, an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund in whole or in part by a distribution in kind of securities from its portfolio instead of in cash. As a result, a Fund may hold such securities until the portfolio managers determine it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

EXCHANGE-TRADED FUNDS.

ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. A Fund’s investment in ETFs is subject to the limitations on investments in investment companies discussed below.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (ii) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by a Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

CLOSED-END FUNDS.

Investments in closed-end funds are subject to various risks, including (i) reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio, (ii) fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns, and (iii) bearing a pro rata share of the management fees and expenses of each underlying closed-end fund, which results in a Fund’s shareholders being subject to higher expenses than if such shareholder invested directly in the closed-end fund.

STRUCTURED INVESTMENTS. A structured investment is a security whose return is tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (called “structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed “investment companies” as defined in the 1940 Act. As a result, the Funds’ investment in these structured securities may be limited by the restrictions contained in the 1940 Act.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to a Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it actually intends to acquire the securities. To facilitate such acquisitions, a Fund will maintain with its custodian a segregated account with liquid assets, consisting of cash, U.S. government securities, or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and from cash flow. If, however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of each Fund not to enter into when- issued commitments exceeding in the aggregate 25% of the market value of such Fund’s total assets, less liabilities other than the obligations created by when-issued commitments.

CYBERSECURITY RISKS. With the increased use of technologies such as mobile devices and web‑based or cloud applications, along with the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security, and related risks. Cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources), and may cause the Funds to lose proprietary information, suffer data corruption, suffer physical damage to a computer or network system, or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses, or gaining unauthorized access to digital systems, networks, or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing,” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity incidents affecting the Funds, the Investment Manager, the sub-advisor, and other service providers to the Funds (including, but not limited to, the Funds’ accountant, custodian, transfer agent, and financial intermediaries) have the ability to disrupt business operations, potentially resulting in financial losses to both the Funds and their shareholders, interfere with a Fund’s ability to calculate its net asset value, impede trading, render Fund shareholders unable to transact business and the Funds unable to process transactions (including fulfillment of subscriptions and redemptions), cause violations of applicable privacy and other laws (including the release of private shareholder information), and result in breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and other service providers).

TRUSTEES AND OFFICERS

MANAGEMENT INFORMATION

The business and affairs of the Funds are managed under the direction of the Board of Trustees of Hennessy Funds Trust, and the Board of Trustees elects the officers of Hennessy Funds Trust (“Officers”). The Board of Trustees has also from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential trustees (“Trustees”) in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non‑voting participants. Information pertaining to the Trustees, Advisers, and the Officers of Hennessy Funds Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each of the Trustees oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.

Name, (Year of Birth), and Position Held with Hennessy Funds Trust	Start Date of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held Outside of Fund Complex During Past Five Years[1]

Disinterested Trustees and Advisers

J. Dennis DeSousa (1936) Trustee	January 1996	Mr. DeSousa is a real estate investor.	None.

Robert T. Doyle (1947) Trustee	January 1996	Mr. Doyle has been the Sheriff of Marin County, California since 1996.	None.

Gerald P. Richardson (1945) Trustee	May 2004	Mr. Richardson is an independent consultant in the securities industry.	None.

Brian Alexander (1981) Adviser to the Board	March 2015
Mr. Alexander has worked for the Sutter
Health organization since 2011 in various
 positions. He has served as the Chief
Executive Officer of the Sutter Roseville
Medical Center since 2018. From 2016
through 2018, he served as the Vice President
of Strategy for the Sutter Health Valley Area,
which includes 11 hospitals, 13 ambulatory
surgery centers, 16,000 employees, and 1,900
physicians. From 2013 through 2016, Mr.
Alexander served as Sutter Novato Community
Hospital’s Chief Administrative Officer, and
from 2011 through 2012, he served as a
Director of Strategy within Sutter’s West Bay
Region.
None.

Name, (Year of Birth), and Position Held with Hennessy Funds Trust	Start Date of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held Outside of Fund Complex During Past Five Years[1]

Doug Franklin (1964) Adviser to the Board	March 2016
Mr. Franklin is a retired insurance industry
executive. From 1987 through 2015, he was
employed by the Allianz-Fireman’s Fund
Insurance Company in various positions,
including as its Chief Actuary and Chief Risk
Officer.
None.

Claire Knoles (1974) Adviser to the Board	December 2015
Ms. Knoles is a founder of Kiosk and has
served as its Chief Operating Officer since
2004. Kiosk is a full service marketing agency
with offices in the San Francisco Bay Area,
Toronto, and Liverpool, UK.
None.

Interested Trustee[2]

Neil J. Hennessy (1956) Trustee, Chairman of the Board, Chief Investment Officer, Portfolio Manager, and President	January 1996 as a Trustee and June 2008 as an Officer	Mr. Neil Hennessy has been employed by Hennessy Advisors, Inc. since 1989 and currently serves as its Chairman and Chief Executive Officer.	Hennessy Advisors, Inc.

Name, (Year of Birth), and Position Held with Hennessy Funds Trust	Start Date of Service	Principal Occupation(s) During Past Five Years

Officers

Teresa M. Nilsen (1966) Executive Vice President and Treasurer	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc. since 1989 and currently serves as its President, Chief Operating Officer, and Secretary.

Daniel B. Steadman (1956) Executive Vice President and Secretary	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc. since 2000 and currently serves as its Executive Vice President.

Brian Carlson (1972) Senior Vice President and Head of Distribution	December 2013
Mr. Carlson has been employed by Hennessy Advisors, Inc.
since December 2013 and currently serves as its Chief
Compliance Officer and Senior Vice President. Mr. Carlson was
previously a co‑founder and principal of Trivium Consultants,
LLC from February 2011 through November 2013.

Jennifer Cheskiewicz (1977)[3] Senior Vice President and Chief Compliance Officer	June 2013
Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
as its General Counsel since June 2013. She previously served as in-house counsel to Carlson Capital, L.P., an SEC‑registered investment advisor to several private funds, from February 2010 to May 2013.

David Ellison (1958)[4] Senior Vice President and Portfolio Manager	October 2012
Mr. Ellison has been employed by Hennessy Advisors, Inc. since
October 2012. He has served as a Portfolio Manager of the
Hennessy Small Cap Financial Fund and the Hennessy Large
Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from
December 1999 to October 2012.

Ryan Kelley (1972)[5] Vice President and Portfolio Manager	March 2013
Mr. Kelley has been employed by Hennessy Advisors, Inc. since
October 2012. He has served as a Portfolio Manager of the
Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy Cornerstone
Value Fund and as a Co-Portfolio Manager of the Hennessy
Technology Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund and the Hennessy
Balanced Fund since May 2018. Mr. Kelley served as Portfolio
Manager of FBR Fund Advisers, Inc. from January 2008 to
October 2012.

Name, (Year of Birth), and Position Held with Hennessy Funds Trust	Start Date of Service	Principal Occupation(s) During Past Five Years

Daniel P. Hennessy (1990) Assistant Vice President and Associate Analyst	December 2016
Mr. Daniel Hennessy has been employed by Hennessy Advisors,
 Inc. since 2015. He has served as an Associate Analyst of the
Hennessy Technology Fund since February 2017. Mr. Daniel
Hennessy previously served as a Mutual Fund Specialist at U.S.
Bancorp Fund Services, LLC from November 2014 to July 2015.
Prior to that, he attended the University of San Diego, where he earned a degree in Political Science.

_______________
(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Neil Hennessy is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Hennessy Funds.

(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.

(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.

(5)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

Pursuant to the terms of the Management Agreement (as defined below) with Hennessy Funds Trust, the Investment Manager, on behalf of the Funds, pays the compensation of all Officers (other than all or a portion of the salaries and benefits of the Funds’ compliance officers) and Trustees who are affiliated persons of the Investment Manager.

TRUSTEE AND ADVISER QUALIFICATIONS

Neil J. Hennessy has been a Trustee and portfolio manager of the Hennessy Funds for many years. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Investment Manager and with the Cornerstone Series of the Hennessy Funds’ portfolios, led to the conclusion that he should serve as a Trustee. J. Dennis DeSousa’s experience as a real estate investor has honed his understanding of financial statements and the issues that confront businesses, and his diligent and thoughtful service as a Trustee of the Hennessy Funds for over 22 years has provided him with a solid understanding of the mutual fund industry. Serving as a sheriff, Robert T. Doyle, has honed his organizational and problem solving skills, making him a valuable resource when addressing issues that confront the Hennessy Funds. Further, Mr. Doyle’s diligent and thoughtful service as a Trustee of the Hennessy Funds for over 22 years has provided him with a detailed understanding of the mutual fund industry. As the chief executive officer of a company, Gerald P. Richardson gained familiarity with financial statements and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses. Further, Mr. Richardson’s experience in the securities industry as a consultant makes him a valuable resource to the Board of Trustees. Each of Messrs. DeSousa, Doyle, and Richardson takes a conservative and thoughtful approach to addressing issues facing the Hennessy Funds. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. DeSousa, Doyle, and Richardson should serve as a Trustee.

Brian Alexander has over 10 years of experience in the complex healthcare industry, with most of those with the Sutter Health organization. Brian provides the Board of Trustees with management, strategy, administrative, and customer service expertise gained through his roles as Chief Executive Officer of a Sutter hospital, Vice President of Strategy of a Sutter region, and Chief Administrative Officer of another Sutter hospital. Doug Franklin was employed by the Allianz-Fireman’s Fund (FFIC) for 28 years, retiring in 2015, where he rose through the company to senior leadership, including positions as Chief Actuary and Chief Risk Officer. His considerable leadership experience and ability to grasp complex issues makes him a valuable resource as an Adviser to the Board of Trustees. Claire Knoles is the founder and Chief Operations Officer of Kiosk, an internet marketing and services firm. Claire brings 18 years of experience leading successful marketing programs for firms like Sony, Delta Airlines, and many others. Kiosk was founded in 2004 with offices in the San Francisco Bay Area, Toronto, and Liverpool, UK. Her vast experience in digital marketing makes her a valuable resource as an Adviser to the Board of Trustees.

BOARD LEADERSHIP STRUCTURE

The Board of Trustees has general oversight responsibility with respect to the operation of the Hennessy Funds. The Board of Trustees has engaged the Investment Manager to manage the Hennessy Funds and is responsible for overseeing the Investment Manager and other service providers to the Hennessy Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board of Trustees has established an Audit Committee to assist the Board of Trustees in performing its oversight responsibilities.

Neil J. Hennessy serves as the Chairman of the Board of Trustees. The Hennessy Funds do not have a lead disinterested Trustee. The small size of the Board of Trustees, consisting of one interested Trustee and three disinterested Trustees, facilitates open discussion and significant involvement by all of the Trustees without the need for a lead disinterested Trustee. Mr. Hennessy’s in-depth knowledge of the Hennessy Funds and their operations enables him to effectively set board agendas and ensure appropriate processes and relationships are established with both the Investment Manager and the Board of Trustees, while the business acumen of Messrs. DeSousa, Doyle, and Richardson, and long experience in the mutual fund industry serving as Trustees of the Hennessy Funds, enables them to effectively and accurately assess the information being provided to the Board of Trustees to ensure that they are appropriately fulfilling their fiduciary duties to the Hennessy Funds and their shareholders. In light of these factors, the Hennessy Funds have determined that their leadership structure is appropriate.

BOARD OVERSIGHT OF RISK

The Board of Trustees performs a risk oversight function for the Hennessy Funds directly through its oversight role and indirectly through the Audit Committee, officers of the Hennessy Funds, and service providers to the Hennessy Funds. To effectively perform its risk oversight function, the Board of Trustees performs the following activities, among other things: (i) receives and reviews reports related to the performance and operations of the Hennessy Funds; (ii) reviews and approves, as applicable, the compliance policies and procedures of the Hennessy Funds; (iii) approves the Hennessy Funds’ principal investment policies; (iv) meets with representatives of various service providers, including the Investment Manager and the independent registered public accounting firm of the Hennessy Funds, to review and discuss the activities of the Hennessy Funds and to provide direction with respect thereto; and (v) appoints a chief compliance officer of the Hennessy Funds who oversees the implementation and testing of the Hennessy Funds compliance program and reports to the Board of Trustees regarding compliance matters for the Hennessy Funds and their service providers.

The Hennessy Funds have an Audit Committee, which is discussed below. The Audit Committee plays a significant role in the risk oversight of the Hennessy Funds as they meet annually with the independent registered public accounting firm of the Hennessy Funds (the “Auditor”) to discuss, among other things, financial risk, including internal controls over financial reporting. From time to time, the Audit Committee will meet with the Funds’ chief compliance officer and Fund counsel, upon request.

BOARD COMMITTEES

The Board of Trustees has an Audit Committee whose members are Messrs. DeSousa, Doyle (Chairman) and Richardson. The primary functions of the Audit Committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records. The Audit Committee met twice during fiscal year 2017.

In overseeing the Auditor, the Audit Committee (i) reviews the Auditor’s independence from the Funds and management, and from the Investment Manager, (ii) reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence, (iii) reviews the Auditor’s performance, qualifications and quality control procedures, (iv) reviews the scope of and overall plans for the annual audit, (v) reviews the Auditor’s performance, qualifications and quality control procedures, (vi) consults with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management, (vii) reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the chief executive officer and chief financial officer, and (viii) reviews significant legal developments and the Funds’ processes for monitoring compliance with law as it relates to the financial statements and related disclosure.

BOARD AND OTHER INTERESTED PERSONS COMPENSATION

The Hennessy Funds pay Trustees who are not interested persons of the Funds (each, a “Disinterested Trustee”) fees for serving as Trustees. For fiscal year 2017, each Disinterested Trustee received a fee of $12,500 for each meeting of the Board of Trustees attended, allocated equally across all of the Hennessy Funds. The Hennessy Funds pay the Advisers a fee of $3,500 for each meeting of the Board of Trustees attended, allocated equally across all of the Funds. The Hennessy Funds may also reimburse the Trustees and the Advisers for travel expenses incurred in order to attend meetings of the Board of Trustees.

The Funds will commence operations on or following the date of this SAI. The table below sets forth the compensation paid by Hennessy Funds Trust to each of the Trustees for services as Trustees, to each of the Advisers for services as Advisers, and to each officer or affiliated person who received aggregate compensation from the Hennessy Funds exceeding $60,000, in each case for the 12 months ended October 31, 2017.

Name of Person	Aggregate Compensation from Hennessy Funds Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Hennessy Funds Trust

Disinterested Trustees and Advisers

J. Dennis DeSousa	$ 50,000	—	—	$ 50,000

Robert T. Doyle	$ 50,000	—	—	$ 50,000

Gerald P. Richardson	$ 50,000	—	—	$ 50,000

Brian Alexander(1)	$ 10,700	—	—	$ 10,700

Doug Franklin(1)	$ 10,700	—	—	$ 10,700

Claire Knoles(1)	$ 10,700	—	—	$ 10,700

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy	—	—	—	—

Jennifer Cheskiewicz	$243,220(2)	—	—	$243,220(2)

Joe Fahy, Jr.(4)	$169,767(3)	—	—	$169,767(3)
_______________
(1)
The Board of Trustees appointed Brian Alexander, Doug Franklin, and Claire Knoles as Advisers in March 2015, December 2015, and June 2016, respectively. As Advisers, they attend meetings of the Board of Trustees and act as non‑voting participants.

(2)	This amount includes $220,000 in salary and $23,220 in benefits (health and life insurance premiums and payroll expenses).
(3)	This amount includes $135,000 in salary and $34,767 in benefits (health and life insurance premiums and payroll expenses).
(4)	Senior Compliance Officer.

Because the Investment Manager, the sub-advisor, and the Administrator perform substantially all of the services necessary for the operation of the Hennessy Funds, the Hennessy Funds do not require any employees. No officer, director, or employee of the Investment Manager, the sub-advisor, or the Administrator receives any compensation from the Hennessy Funds for acting as a Trustee or Officer (other than the Hennessy Funds’ compliance officers).

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

No person or entity “controls” (within the meaning of the 1940 Act) the Funds, as the Funds will commence operations on or following the date of this SAI. A person or entity that “controls” the Funds could have effective voting control over the Funds.

As of August 13, 2018, no person or entities owned beneficially or of record 5% or more of the outstanding Investor Class shares of each Fund or 5% or more of the outstanding Institutional Class shares of each Fund, as the Funds will commence operations on or following the date of this SAI.

As of August 13, 2018, the Officers, Trustees, and Advisers of the Hennessy Funds as a group (14 individuals) owned an aggregate of less than 1% of the outstanding Investor Class shares of each Fund and less than 1% of the outstanding Institutional Class shares of each Fund, as the Funds will commence operations on or following the date of this SAI.

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

The investment manager to the Hennessy Funds is Hennessy Advisors, Inc. The Investment Manager acts as the investment manager of each Fund pursuant to a management agreement with Hennessy Funds Trust (the “Management Agreement”). The Investment Manager furnishes continuous investment advisory services and management to the Funds. The Investment Manager is controlled by Neil J. Hennessy, who currently owns 29.26% of the outstanding voting securities of the Investment Manager.

Under the Management Agreement, the Investment Manager is entitled to an investment advisory fee in respect of each Fund, computed daily and payable monthly, at the annual rate of each Fund’s average daily net assets as shown below:

Hennessy BP Energy Fund	1.25%

Hennessy BP Midstream Fund	1.10%

Pursuant to the Management Agreement, the Investment Manager is responsible for investment management of each Fund’s portfolio, subject to general oversight by the Board of Trustees, and provides the Funds with office space. In addition, the Investment Manager is obligated to keep certain books and records of the Funds. In connection therewith, the Investment Manager furnishes each Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Funds’ custodian, administrator, or transfer agent.

Under the terms of the Management Agreement, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Investment Manager, the Administrator (as defined below), or the Distributor (as defined below), other than pursuant to the 12b-1 plan for each Fund. General expenses of the Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Trustees in such manner as the Board of Trustees determines to be fair and equitable. Expenses borne by each Fund include, but are not limited to, the following (or the Fund’s allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of Hennessy Funds Trust or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Trustees and Advisers; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, trustees’ and officers’ insurance, and fidelity bonds; (viii) legal, accounting, and auditing expenses; (ix) charges of custodian, transfer agent, and other agents; (x) expenses of setting in type and providing a camera-ready copy of the prospectuses and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto, and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by Hennessy Funds Trust or the Fund; (xii) fees, voluntary assessments, and other expenses incurred in connection with membership in investment company organizations; (xiii) a portion of the salaries of the Funds’ compliance officers; and (xiv) costs of meetings of shareholders. The Investment Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing a Fund’s return.

Under the Management Agreement, the Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by Hennessy Funds Trust or any Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by Hennessy Funds Trust with respect to a Fund or by the Investment Manager upon 60 days’ prior written notice.

Effective as of the consummation of the Reorganization of the BP Capital TwinLine Energy Fund, the Investment Manager agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of Investor Class shares and Institutional Class shares of the Energy Fund to the extent annual fund operating expenses exceed 2.00% and 1.75%, respectively, of the average daily net assets (exclusive of all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses (as defined in Form N‑1A under the 1940 Act or any successor form thereto) and other expenses incurred in connection with the purchase and sale of securities) of such Fund until the two-year anniversary of the consummation of such Reorganization.

Effective as of the consummation of the Reorganization of the BP Capital TwinLine MLP Fund, the Investment Manager agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of Investor Class shares and Institutional Class shares of the Midstream Fund to the extent annual fund operating expenses exceed 1.75% and 1.50%, respectively, of the average daily net assets (exclusive of all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses (as defined in Form N‑1A under the 1940 Act or any successor form thereto) and other expenses incurred in connection with the purchase and sale of securities) of such Fund until the two-year anniversary of the consummation of such Reorganization.

If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Investment Manager for the amount of such excess. In such a situation, the monthly payment of the Investment Manager’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Investment Manager’s fee, the Investment Manager will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Investment Manager has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Investment Manager the amount the Investment Manager reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.

Because the Funds will commence operations on or following the date of this SAI, there have been no payments by the Funds to the Investment Manager for advisory services.

SUB-ADVISOR

The Investment Manager has delegated the day-to-day management of the portfolio composition of the Funds to BP Capital Fund Advisors, LLC (“BP Capital”), which is the advisor to the Existing Funds, and has entered into a sub-advisory agreement with the BP Capital. BP Capital is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Pursuant to the sub‑advisory agreement, BP Capital makes specific portfolio investments in accordance with the applicable Fund’s investment objective and the BP Capital’s investment approach and strategies. In consideration thereof, the Investment Manager (not the Funds) pays BP Capital monthly at an annual rate of 0.40% of the average daily net assets of each Fund.

BP Capital is employed by the Investment Manager subject to prior approval by the Board of Trustees. The sub‑advisory agreement may be terminated by either party at any time without the payment of any penalty upon giving 60 days’ prior written notice to the other party. In addition, it will automatically terminate if it is assigned. The employment of a new sub-advisor currently requires the prior approval of the shareholders of the applicable Fund, except that Hennessy Funds Trust may request an order of the SEC exempting the Funds from the requirements under the 1940 Act relating to shareholder approval of a new sub-advisor. There can be no assurance that Hennessy Funds Trust will request such an order, or, if requested, that such an order will be granted with respect to the Funds. Selection and retention criteria for BP Capital includes the following: (i) its historical performance records; (ii) consistent performance in the context of the markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of BP Capital to apply its approach consistently. Different sub-advisors will not necessarily exhibit all of the criteria to the same degree. BP Capital is paid by the Investment Manager (not by the Funds). BP Capital’s activities are subject to general supervision by the Investment Manager and the Board of Trustees. Although the Investment Manager and the Board of Trustees do not evaluate the investment merits of a sub-advisor’s specific securities selections, they do review the performance of each sub-advisor relative to the selection criteria.

The sub‑advisory agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations, BP Capital will not be liable to the Investment Manager for any act or omission in the course of, or connected with, rendering services under the sub‑advisory agreement or for any losses that may be sustained in the purchase, holding, or sale of any security. The sub‑advisory agreement also provides that BP Capital is free to render similar services to others and to engage in other activities, as long as the services rendered under the sub‑advisory agreement are not impaired.

Because the Funds will commence operations on or following the date of this SAI, there have been no payments by the Investment Manager to BP Capital for sub‑advisory services.

THE PORTFOLIO MANAGERS

BP Capital is the sole sub-advisor to the Funds. The portfolio managers to the Funds are employed by BP Capital and currently serve as the portfolio managers to the Existing Funds. The portfolio managers may have responsibility for accounts other than the Funds. Information regarding the accounts managed by each portfolio manager as of November 30, 2017, other than the Existing Funds, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based*

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Toby Loftin	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

William Woodson “Trip” Rodgers, III	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

Tim Dumois	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

Benton Cook	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

If BP Capital manages other accounts and hedge fund assets using some of the same strategies, conflicts may arise in the selection and trading in those securities. To mitigate these conflicts, BP Capital’s chief compliance officer, along with BP Capital’s management team or other personnel, are responsible for determining the allocation methodologies used by BP Capital and implementing any changes to such methodologies on an ongoing basis.

BP Capital’s chief compliance officer is responsible for reviewing the side-by-side management of BP Capital’s accounts, including performance dispersion and investment allocation. BP Capital’s chief compliance officer also confirms quarterly that BP Capital continues to invest in accordance with the stated investment strategy and objective.

BP Capital uses an order management system software that aids the portfolio managers in ensuring pre-trade and post-trade compliance and confirmation. Portfolio managers monitor the portfolios daily and provide daily exception reports that are reviewed by both the portfolio managers and BP Capital’s chief compliance officer as they are created. BP Capital’s chief compliance officer is ultimately responsible for ensuring that the portfolio managers provide the order management system software the necessary inputs in order for the software to accurately aid them in monitoring the portfolio. BP Capital’s annual review encompasses a review of the controls in the software to ensure they are appropriate, in place and all exceptions are dealt with timely.

Toby Loftin, a Managing Member of BP Capital, and all other portfolio managers and employees are compensated by BP Capital. All of the portfolio managers are principals of BP Capital and own a profits interest in The Loftin Group doing business as TwinLine Partners, and therefore effectively have ownership interest in BP Capital.

Bonuses are discretionary and based on the profitability of BP Capital and may be paid in the form of cash or equity.

The following tables set forth the dollar range of equity securities of each Existing Fund beneficially owned by its portfolio managers as of November 30, 2017:

Name of Portfolio Manager	Dollar Range of Equity Securities in the BP Capital TwinLine Energy Fund	Dollar Range of Equity Securities in the BP Capital TwinLine MLP Fund

Toby Loftin	$1 - $10,000	$10,001 - $50,000

William Woodson “Trip” Rodgers, III	$100,001 - $500,000	N/A

Tim Dumois	$10,001 - $50,000	N/A

Benton Cook	N/A	$10,001 - $50,000

THE ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (in its capacity as administrator, the “Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Funds pursuant to a Fund Administration Servicing Agreement with Hennessy Funds Trust (the “Administration Agreement”). The Administration Agreement provides that the Administrator will furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Trustees, (ii) preparation and filing of securities and other regulatory filings (including state securities filings), (iii) marketing materials, tax returns and shareholder reports, (iv) review and payment of Fund expenses, (v) monitoring and oversight of the activities of the Funds’ other servicing agents (i.e., transfer agent, custodian, accountants, etc.), (vi) maintaining books and records of the Funds, and (vii) administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of the Hennessy Funds. The salaries and other expenses of providing such personnel are borne by the Administrator. Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Hennessy Funds in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

For all services provided pursuant to the Administration Agreement, the Fund Accounting Servicing Agreement (see below), the Custodian Agreement (see below), and the Transfer Agent Agreement (see below), the Administrator and its affiliates will receive from the Funds an annual fee, payable monthly, based on the average daily net assets of all of the Funds. Subject to certain fee waivers, the annual fee for the Hennessy Funds complex is equal to 0.12% of the first $2 billion of the average daily net assets of the Hennessy Funds complex, 0.10% of the next $2 billion of the average daily net assets of the Hennessy Funds complex, 0.08% of the next $2 billion of the average daily net assets of the Hennessy Funds complex, and 0.05% of the average daily net assets of the Hennessy Funds complex in excess of $6 billion, subject to a minimum annual fee for the Hennessy Funds complex of $600,000. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees upon the giving of 90 days’ prior written notice to the Administrator, or by the Administrator upon the giving of 90 days’ prior written notice to Hennessy Funds Trust.

Because the Funds will commence operations on or following the date of this SAI, there have been no payments by the Funds to the Administrator for administration services.

ACCOUNTING SERVICES AGREEMENT

The Administrator also provides fund accounting services to the Funds pursuant to a Fund Accounting Servicing Agreement with Hennessy Funds Trust (the “Fund Accounting Servicing Agreement”). For its accounting services, the Administrator and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under “THE ADMINISTRATOR.”

TRANSFER AGENT AND CUSTODIAN

U.S. Bancorp Fund Services, LLC (in its capacity as transfer agent, the “Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to a Transfer Agent Agreement with Hennessy Funds Trust (the “Transfer Agent Agreement”). Under the Transfer Agent Agreement, the Transfer Agent has agreed to issue and redeem shares of each Fund, make dividend and other distributions to shareholders of each Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts, and make periodic reports to the Funds.

U.S. Bank National Association (the “Custodian”), Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Funds pursuant to a Custodian Agreement with Hennessy Funds Trust (the “Custodian Agreement”). The Custodian and the Administrator are affiliates of each other. Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Funds’ accounts, establishment of segregated accounts as necessary, and transfer, exchange, and delivery of Fund portfolio securities.

THE DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the distributor for the Funds pursuant to a Distribution Agreement with Hennessy Funds Trust (the “Distribution Agreement”). The Distributor and the Administrator are affiliates of each other. Under the Distribution Agreement, the Distributor provides, on a best efforts basis and without compensation from Hennessy Funds Trust (except pursuant to Rule 12b‑1 plans), distribution-related services to each Fund in connection with the continuous offering of the Funds’ shares.

CODE OF ETHICS

Hennessy Funds Trust, the Investment Manager, and BP Capital have each adopted a Code of Ethics pursuant to Rule 17j‑1 under the 1940 Act. The Code of Ethics of Hennessy Funds Trust and the Investment Manager permits Access Persons of Hennessy Funds Trust and the Investment Manager to invest in securities, including securities that may be purchased or held by the Funds, subject to receiving pre‑clearance of any personal securities transactions in securities other than direct obligations of the U.S. government, bankers’ acceptances, bank certificates of deposit, commercial paper, and high‑quality short‑term debt instruments, including repurchase agreements, and shares issued by open‑end registered investment companies. The Code of Ethics of Hennessy Funds Trust and the Investment Manager, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund. The Code of Ethics of BP Capital permits, subject to certain conditions, personnel of BP Capital to invest in securities that may be purchased or held by the Funds. The Distributor has also adopted a Code of Ethics pursuant to Rule 17j‑1 of the 1940 Act.

PROXY VOTING POLICY

The Board of Trustees has delegated authority for making voting decisions with respect to the portfolio securities of the Funds to BP Capital.

BP Capital has adopted proxy voting policies and procedures that require that BP Capital vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. BP Capital’s proxy voting policies and procedures are intended to further the economic value of each security held by a Fund. If a proxy proposal raises a material conflict between BP Capital’s interests and a Fund’s interests, BP Capital will resolve the conflict by following its policy guidelines or the recommendation of an independent third party.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the sub-advisor is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the Funds. As a general matter, in executing Fund transactions, the sub-advisor may employ or deal with such brokers or dealers that, in the sub-advisor’s best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the sub-advisor will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience, and financial stability of the broker-dealer, the quality of service, the difficulty of execution and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Fund that invests in securities traded in the over-the-counter markets may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

The sub-advisor may select broker-dealers that provide it with research services and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in the sub-advisor’s view the commissions are reasonable in relation to the value of the brokerage or research services provided by the broker-dealer. Research services furnished by brokers through which a Fund effects securities transactions may be used by the sub-advisor in advising other Funds or accounts and, conversely, research services furnished to the sub-advisor by brokers in connection with other Funds or accounts the sub-advisor advises may be used by the sub-advisor in advising a Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the sub-advisor under the sub-advisory agreement. Each Fund may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions will not be directed to dealers solely on the basis of research services provided.

Investment decisions for each Fund and for other investment accounts managed by the sub-advisor are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Fund and one or more of such other accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other accounts as to amount according to a formula deemed equitable to the Fund and such other accounts. Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon a Fund’s ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

Because the Funds will commence operations on or following the date of this SAI, the Funds have not paid any portfolio brokerage commissions.

PORTFOLIO TURNOVER

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The sub-advisor will adjust a Fund’s assets as it deems advisable, and portfolio turnover will not be a limiting factor should the sub-advisor deem it advisable for a Fund to purchase or sell securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See “VALUATION OF SHARES” and “CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES” below.

Because the Funds will commence operations on or following the date of this SAI, there has not been any portfolio turnover.

DISCLOSURE OF PORTFOLIO HOLDINGS

POLICY. The Funds’ policy regarding the disclosure of their portfolio holdings is that portfolio holdings information shall not be released to individual investors, institutional investors, financial intermediaries, rating and ranking organizations, non‑regulatory agencies, or other persons except that:

(1) The Funds shall release their portfolio holdings information as of each calendar quarter end to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard & Poor’s, and Bloomberg. The release of such information shall be completed by U.S. Bancorp Fund Services, LLC upon the authorization of an executive officer of the Funds. Portfolio holdings information for the Funds is generally released to various rating and ranking services as soon as it becomes available following a calendar quarter end.

(2) The Funds shall release their portfolio holdings information as of each calendar quarter end to investors in the Funds and other persons either by posting portfolio holdings information on their website or by providing portfolio holdings information upon the request of any such person. Portfolio holdings information for the Funds is generally released or available for release as soon as it becomes available following a calendar quarter end.

(3) By virtue of their duties and responsibilities, the third‑party service providers to the Funds generally have regular, daily access to the Funds’ portfolio holdings information. The service providers are subject to customary confidentiality agreements regarding the Funds’ information and shall not release the Funds’ portfolio holdings information to anyone without the written authorization of an executive officer of the Funds.

(4) For the purposes of trading portfolio securities, the Investment Manager may from time to time provide brokers with trade lists that may reflect, in part or in total, the Funds’ portfolio holdings. The provision of such trade lists shall be subject to customary broker confidentiality agreements and trading restrictions.

(5) The Funds shall release their portfolio holdings information in their annual and semi‑annual reports on Form N‑CSR, on SEC Form N‑Q, on Form 13F, and as requested or required by law to any governing or regulatory agency of the Funds.

(6) An executive officer of the Funds may, subject to confidentiality agreements and trading restrictions, authorize the release of the Funds’ portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Investment Manager or to a newly hired investment adviser or sub-adviser.

(7) The Chief Compliance Officer of the Funds or an executive officer of the Investment Manager may authorize the release of portfolio holding information on an exception basis provided that:

a) such person determines that such a release would be beneficial to the Funds’ investors; and

b) the holdings are as of the end of a calendar month.

Under no circumstances shall the Funds, the Investment Manager, or any Trustee, officer, or employee of the Funds or the Investment Manager receive any compensation for the disclosure of the Funds’ portfolio holdings information.

There may be instances where the interests of a Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of a Service Provider or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board of Trustees, and the Board of Trustees must be afforded the opportunity to determine whether to allow such disclosure.

PROCEDURE. Each year, an officer of the Funds will send a written authorization to U.S. Bancorp Fund Services, LLC authorizing it to release the Funds’ portfolio holdings information to rating and ranking services in accordance with the policy described above. The Administrator will thereafter release the Funds’ portfolio holdings information as of each calendar quarter end to various rating and ranking services in accordance with the policy described above.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Investors may purchase and redeem shares of each Fund on each day that the New York Stock Exchange, Inc. (“NYSE”) is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The NYSE may also be closed on national days of mourning or due to natural disaster or other extraordinary events or emergencies. Purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 P.M., Eastern Time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 P.M., Eastern Time.

The Hennessy Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Hennessy Funds to dispose of securities owned by them or to determine fairly the value of their assets, or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder’s cost, depending on the market value of the relevant Fund’s securities at the time.

The Hennessy Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Hennessy Funds use some or all of the following procedures to process telephone redemptions: (i) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number, and the name in which the bank account is registered; (ii) recording all telephone transactions; and (iii) sending written confirmation of each transaction to the registered owner.

The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Board of Trustees. However, each Fund has elected to be governed by Rule 18f‑1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While Rule 18f‑1 is in effect, such election may not be revoked without the approval of the SEC. It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under “VALUATION OF SHARES,” and investors would incur brokerage commissions in disposing of such securities. If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Trustees discourages frequent purchases and redemptions of shares of a Fund by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of shares of the Fund.

Each Fund tracks shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Fund. In considering a shareholder’s trading activity, a Fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in any of the Hennessy Funds. If frequent trading or market timing is detected, a Fund, based on its assessment of the severity of the market timing, may take one or more of the following actions: (i) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (ii) freeze the account demonstrating the activity from transacting further subscriptions; or (iii) close the account demonstrating frequent trading activity.

Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

ABANDONED PROPERTY

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Upon receiving returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account has legally been abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered to both the shareholder and the designated representative. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

VALUATION OF SHARES

The net asset value for the shares of each Fund normally will be determined on each day the NYSE is open for trading. The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 P.M., Eastern Time) on each Business Day. Each Fund’s net asset value per share is calculated separately.

For each Fund, the net asset value per share is computed by dividing (i) the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by (ii) the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, NYSE AMEX Equities, or other national exchanges (other than The NASDAQ Stock Market) are valued at the last sale price on the date of valuation, and securities that are traded on The NASDAQ Stock Market are valued at the Nasdaq Official Closing Price on the date of valuation. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Trustees believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and ask prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Trustees. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Trustees best to reflect their full value. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH, AND RELY SOLELY UPON, SUCH INVESTOR’S TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES TO SUCH INVESTOR OF AN INVESTMENT BASED ON SUCH INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE.

The following information supplements and should be read in conjunction with the section in the Fund Prospectus entitled “Tax Information.” The Fund Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local, or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to, an insurance company, a tax-exempt organization, a financial institution or broker-dealer, a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof, a shareholder who holds Fund shares as part of a hedge, straddle, or conversion transaction, a shareholder who does not hold Fund shares as a capital asset, or an entity taxable as a partnership for U.S. federal income tax purposes or investors in such an entity.

Hennessy Funds Trust has not requested, and will not request, an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained. In addition, the following discussion and the discussion in the Fund Prospectus address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

QUALIFICATION OF THE ENERGY FUND AS A REGULATED INVESTMENT COMPANY

It is intended that the Energy Fund qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to the Energy Fund even though the Energy Fund is a series of Hennessy Funds Trust. Furthermore, the Energy Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Code, the Energy Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income attributable to its business of investing in such stock, securities, or foreign currencies (including, but not limited to, gains from options, futures, or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Fund’s principal business of investing in stock, securities, options, or futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, is treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC.

In general, gold and other precious metals do not constitute qualifying assets, and gain derived from the sale of gold or other precious metals does not constitute qualifying income. To reduce the risk that the Energy Fund’s investments in gold, silver, platinum, and palladium bullion, whether held directly or indirectly, may result in the Fund’s failure to satisfy the requirements of Subchapter M, the portfolio managers will endeavor to manage the Energy Fund’s portfolio so that (i) less than 10% of the Energy Fund’s gross income each year will be derived from its investments in gold, silver, platinum, and palladium bullion, and (ii) less than 50% of the value of the Energy Fund’s assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion or other non-qualifying assets.

The Energy Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the fair market value of its gross assets consists of (a) cash and cash items (including receivables), U.S. government securities, and securities of other RICs, and (b) securities of any one issuer (other than those described in clause (a)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(a)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(b), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

If the Energy Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, which is described below.

In addition, with respect to each taxable year, the Energy Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes (i) its ordinary income and the excess of any net short-term capital gain over net long‑term capital loss and (ii) at least 90% of its net tax‑exempt interest income earned for the taxable year. If the Energy Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Energy Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances the Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year such distribution is actually distributed. However, if the Energy Fund declares a distribution to shareholders of record in October, November, or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. The Energy Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Energy Fund will not be subject to U.S. federal income taxation.

Moreover, the Energy Fund may retain for investment all or a portion of its net capital gain. If the Energy Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long‑term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Energy Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Energy Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, the Energy Fund fails to qualify as a RIC and is not eligible for relief as described above, it is taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Energy Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay taxes on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of 10 years, in order to re-qualify as a RIC in a subsequent year.

EQUALIZATION ACCOUNTING

The Energy Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits” (which generally equals the fund’s undistributed investment company taxable income and net capital gain, with certain adjustments) to redemption proceeds. This method permits the Energy Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally does not affect the Energy Fund’s total returns, it may reduce the amount that the Energy Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Energy Fund shares on fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by the Energy Fund, and thus the Energy Fund’s use of these methods may be subject to IRS scrutiny.

CAPITAL LOSS CARRYFORWARDS

For net capital losses realized in taxable years beginning before January 1, 2011, the Energy Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, the Energy Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of the Energy Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Energy Fund’s next taxable year, and the excess of the Energy Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Energy Fund’s next taxable year. If a future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Energy Fund does not expect to distribute any such offsetting capital gain. The Energy Fund cannot carry back or carry forward any net operating losses.

If the Energy Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Existing Fund to the Energy Fund has engaged in reorganizations in the past, and the Energy Fund may engage in reorganizations in the future.

EXCISE TAX

If the Energy Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Energy Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the Energy Fund will be treated as having distributed any amount on which it is subject to corporate‑level U.S. federal income tax for the taxable year ending within the calendar year. The Energy Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year, and thus expects not to be subject to the excise tax. However, no assurance can be given that the Energy Fund will not be subject to the excise tax. Moreover, the Energy Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Energy Fund is determined to be de minimis).

TAXATION OF DISTRIBUTIONS

Distributions paid out of the Energy Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Energy Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Energy Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Energy Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Energy Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. For U.S. federal income tax purposes, the Energy Fund’s earnings and profits, described above, are determined at the end of the Energy Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Energy Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Energy Fund shares and then as capital gain. The Energy Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Energy Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by the Energy Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Energy Fund shares, and do not qualify as dividends for purposes of the dividends‑received deduction or as qualified dividend income. The Energy Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Energy Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Energy Fund earned on direct obligations of the U.S. government if the Energy Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate shareholders.

SALES AND EXCHANGES OF ENERGY FUND SHARES

If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges such shareholder’s Energy Fund shares, subject to the discussion below, such shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Energy Fund shares for more than one year at the time of the sale or exchange. Otherwise, the gain or loss will be a short‑term capital gain.

If a shareholder sells or exchanges Energy Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Energy Fund or a different RIC, the sales charge previously incurred in acquiring the Energy Fund shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. In addition, if a shareholder recognizes a loss on a disposition of Energy Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to an Energy Fund share and such Energy Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of such Energy Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

FOREIGN TAXES

Amounts realized by the Energy Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Energy Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Energy Fund will be eligible to file an annual election with the IRS pursuant to which the Energy Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Energy Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if the Energy Fund qualifies for the election for any year, it may not make the election for such year. If the Energy Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If the Energy Fund does elect to “pass through” its foreign taxes paid in a taxable year, the Energy Fund will furnish a written statement to its shareholders reporting each shareholder’s proportionate share of the Energy Funds’ foreign taxes paid.

Even if the Energy Fund qualifies for the election, foreign income and similar taxes will only pass through to the Energy Fund’s shareholders if the Energy Fund and its shareholders meet certain holding period requirements.

If the Energy Fund makes the election, the Energy Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year and the Energy Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Energy Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Energy Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign‑source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

COST BASIS REPORTING

In general, the Energy Fund must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Energy Fund shares purchased on or after January 1, 2012, are generally treated as covered shares. By contrast, Energy Fund shares purchased before January 1, 2012, and shares without complete cost basis information are generally treated as non-covered shares. Energy Fund shareholders should consult their tax advisers to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.

TAX-DEFERRED PLANS

Shares of the Funds may be available for a variety of tax-deferred retirement and other tax‑advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans or accounts.

A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowments valued at $500,000 per full‑time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.

Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that in turn invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

TAXATION OF THE MIDSTREAM FUND AS A “C” CORPORATION

Because the Midstream Fund is treated as a “C” corporation, it is not taxed as a RIC under the Code. Instead, it is taxed in the same manner as an ordinary corporation, without any deduction for its distributions to shareholders.

A beneficial owner of Midstream Fund shares is a “U.S. holder” for U.S. federal income tax purposes if such beneficial owner is (i) a citizen or resident of the United States, (i) a U.S. domestic corporation, (iii) an estate the income of which is subject to U.S. federal income taxation, regardless of its source, or (iv) a trust, if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

If an entity treated as a partnership for U.S. federal income tax purposes holds Midstream Fund shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Each such partner having an interest in Midstream Fund shares is urged to consult his, her, or its own tax advisor.

NET OPERATING LOSSES

Net operating losses of the Midstream Fund can be carried forward indefinitely. For net operating losses arising in tax years beginning after December 31, 2017, the Midstream Fund will be subject to an annual limit of 80% on the amount of taxable income that such net operating losses can offset. No such limitation is imposed on the use of net operating losses that arose in earlier taxable years. Net operating losses of the Midstream Fund arising in taxable years ending after December 31, 2017, cannot be carried back to prior taxable years.

CAPITAL LOSSES

The Midstream Fund may deduct capital losses to the extent of its capital gains. Any excess capital losses cannot be deducted from its ordinary income. The Midstream Fund’s capital losses in excess of its capital gains for the current year can generally be carried back three years. The Midstream Fund will be able to carryforward any capital losses for five years.

DISTRIBUTIONS ON MIDSTREAM FUND SHARES

If the Midstream Fund pays distributions of cash or property with respect to its stock, those distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from its current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If a distribution exceeds the Midstream Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of the U.S. holder’s investment, up to such holder’s tax basis in its shares of such stock. Any remaining excess will be treated as capital gain, subject to the tax treatment described below under the heading “— GAIN ON SALE, EXCHANGE, OR OTHER TAXABLE DISPOSITION.”

GAIN ON SALE, EXCHANGE, OR OTHER TAXABLE DISPOSITION

Upon the sale, exchange, or other taxable disposition of Midstream Fund shares, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash plus the fair market value of any property received and (ii) such U.S. holder’s tax basis in such common shares sold or otherwise disposed of. Such gain or loss generally will be long-term capital gain or loss if, at the time of the sale or other disposition, the common shares have been held by the U.S. holder for more than one year. Preferential tax rates may apply to long-term capital gain of a U.S. holder that is an individual, estate, or trust. Deductions for capital losses are subject to significant limitations.

TAXATION OF INVESTMENTS

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, or as long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

Investment in securities of an MLP involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. An MLP is an entity usually treated as a partnership under the Internal Revenue Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income, and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards, and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing, and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber, or industrial source carbon dioxide.

A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies (LLCs). The general partner of an MLP manages the partnership, has an ownership stake in the partnership, and in some cases is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, receive common units of the partnership, have a limited role in the operation and management of the partnership, and are entitled to receive cash distributions with respect to their units. Currently, most MLPs operate in the energy, natural resources, and real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Historically, MLPs are typically treated as partnerships for U.S. federal income tax purposes and have been able to offset a significant portion of their taxable income with tax deductions, including depreciation and amortization expense deductions. A change in current tax law, or a change in the business of a given MLP, could result in an MLP (otherwise treated as a partnership) to become treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax, excise tax, or other forms of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Funds to be taxed as dividend income, return of capital, or capital gain. Thus, if any of the MLPs owned by the Funds were treated as corporations or other form of taxable entity for U.S. federal income tax purposes, the after-tax return to the Funds with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the NAV of the Funds’ shares.

Furthermore, because an MLP itself does not pay federal income tax, its income or loss is allocated to its shareholders, irrespective of whether the shareholders receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the shareholder’s basis in the MLP interest and, to the extent the distribution exceeds the shareholder’s basis in the MLP interest, capital gain. The shareholder’s original basis is the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income. When the units are sold, the taxable gain or loss associated with such sale is based on the difference between the adjusted cost basis (which was reduced by prior return of capital distributions and allocations of deductions and increased by allocations of income) and the sale price. In certain situations, that may result in a taxable gain on the sale even though the sale price was lower than the original investment. The shareholder generally will not be taxed as of a result of distributions until (i) MLP units are sold and taxes are paid on the gain, which gain may have increased because of basis decreases that were created by prior distributions or (ii) the shareholder’s basis reaches zero.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund that a Fund otherwise might have continued to hold, which might be disadvantageous for the Fund.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Energy Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses, or otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long‑term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark‑to‑market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including (i) a short sale, (ii) an offsetting notional principal contract, (iii) a futures or forward contract, or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Energy Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for the Energy Fund to qualify as a RIC may limit the extent to which the Energy Fund will be able to engage in derivatives transactions.

A Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k), and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. A Fund may or may not make such an election will be made.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

If a Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, a Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, a Fund may be required to recognize income sooner than it otherwise would.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers required to recognize gross income under the “all events test” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement that is used for reporting to partners). This new rule may require the Fund to recognize income earlier than as described above.

U.S. FEDERAL INCOME TAX RATES

Non-corporate Fund shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.

In general, “qualified dividend income” realized by non-corporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of such Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of a Fund’s distributions as qualified dividend income are complex, including the holding period requirements. Individual shareholders therefore are urged to consult their own tax advisers and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from a Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income, and other matters.

In addition, non-corporate shareholders of a Fund generally will be subject to an additional 3.8% tax on “net investment income,” which ordinarily includes taxable distributions received from such Fund and taxable gain on the disposition of such Fund shares if the shareholder meets a taxable income test.

INFORMATION REPORTING AND BACKUP WITHHOLDING

Distributions on, and the payment of the proceeds of a disposition of, a Fund share generally will be subject to information reporting if made within the United States or through certain U.S.-related financial intermediaries. Information returns must be filed with the IRS, and copies of information returns may be made available to the tax authorities of the country in which a holder resides or is incorporated under the provisions of a specific treaty or agreement.

A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required under certain circumstances.

TAX SHELTER REPORTING REGULATIONS

Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

RECENTLY ENACTED TAX LEGISLATION

The full effects of recently enacted tax legislation are not certain and may cause a Fund and its shareholders to be taxed in a manner different from that described above. Prospective shareholders also should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial, or administrative actions at any time, which may be retroactive in effect. The rules addressing U.S. federal income taxation are constantly under review by Congress, the IRS, and the U.S. Treasury, and statutory changes, as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts, occur frequently. You should consult your advisers concerning the status of legislative proposals that may pertain to holding Fund shares.

The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in a Fund. Fund investors are strongly urged to consult with their tax advisers, with specific reference to their own respective situations, regarding the potential tax consequences of an investment in a Fund.

ANTI-MONEY LAUNDERING PROGRAM

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Program provides for the development of internal practices, procedures, and controls, designation of anti‑money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious or fraudulent activity, and performing a complete and thorough review of all new opening account applications. Neither Fund will transact business with any person or legal entity whose identity, and whose beneficial owners’ identity, if applicable, cannot be adequately verified under the provision of the USA PATRIOT Act.

As a result of the Program, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

OTHER INFORMATION

DISTRIBUTION PLANS

The Board of Trustees has adopted a separate Distribution (Rule 12b‑1) Plan (each, a “Plan”) on behalf of Investor Class shares of each Fund pursuant to Rule 12b-1 under the 1940 Act. The Plans were adopted in anticipation that the Funds will benefit from the Plans through increased sales of shares, thereby spreading each Fund’s fixed expenses over a greater base and providing the Fund with an asset size that allows greater flexibility in the management of its portfolio. The Plans are reimbursement plans.  They allow the Funds to reimburse eligible expenses actually incurred by the Funds.

The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the average daily net assets of the Funds. Despite the currently set rate of 0.15% for the Funds, the Board of Trustees is authorized to set the annual rate of the Funds at 0.25% pursuant to previous shareholder approval. The Existing Funds made payments under their Plans at an annual rate of 0.25%. Amounts paid under a Plan by a Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Amounts may also be spent on the cost of implementing and operating the Plan and the payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead costs. A Fund may reimburse the Distributor for expenses it pays on behalf of such Fund that are eligible to be paid under the applicable Plan. To the extent any activity is one that a Fund may finance without a plan pursuant to Rule 12b‑1, the Fund may also make payments to finance such activity outside of a Plan and not subject to its limitations.

The Plan for a particular Fund may be terminated by such Fund at any time by a vote of the Trustees who are not interested persons of Hennessy Funds Trust and who have no direct or indirect financial interest in such Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of such Fund. Any change in the Plan for a particular Fund that would materially increase the distribution expenses of such Fund provided for in such Plan requires approval of the Board of Trustees, including the Rule 12‑1 Trustees, and a majority of the applicable Fund’s shareholders.

While the Plans are in effect, the selection and nomination of Rule 12b-1 Trustees will be committed to the discretion of the Trustees who are not interested persons of Hennessy Funds Trust. The Board of Trustees must review the amount and purposes of expenditures pursuant to the Plans quarterly as reported to it by the Distributor, if any, or officers of Hennessy Funds Trust. The Plans will continue in effect for as long their continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b‑1 Trustees.

Because the Funds will commence operations on or following the date of this SAI, the Funds have not made any payments under the Plans.

SHAREHOLDER SERVICES AGREEMENT

The Funds have entered into a Servicing Agreement with the Investment Manager (“Servicing Agreement”) with respect to their Investor Class shares. Pursuant to the Servicing Agreement, the Investment Manager provides administrative support services to the Funds consisting of:

●	maintaining an “800” number that current shareholders may call to ask questions about the Funds or their accounts;
●	assisting shareholders in processing exchange and redemption requests;
●	assisting shareholders in changing dividend options, account designations and addresses;
●	responding generally to shareholder questions; and
●	providing such other similar services as may be requested.
For such services, each Fund pays an annual service fee to the Investment Manager equal to 0.10% of the average daily net assets of its Investor Class shares. Institutional Class shares of the Funds are not subject to this annual service fee.

The Servicing Agreement may be terminated with respect to each Fund by either party thereto upon 60 days’ prior written notice to the other party, and will be terminated if its continuance is not approved with respect to such Fund at least annually by a majority of those Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of any such party.

Because the Funds will commence operations on or following the date of this SAI, the Funds have not made any payments under the Servicing Agreement.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds may make payments to financial intermediaries (such as brokers or third-party administrators) for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services (collectively, “shareholder services”). Payments made pursuant to such agreements are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (ii) the number of accounts held by Fund shareholders that are serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, fees the Funds may pay to financial intermediaries pursuant to the Plans for distribution and other services.

The Investment Manager may make cash payments out of its own resources and not from Fund assets to financial intermediaries that perform shareholder services or distribution‑related services for the Funds. These payments are separate from, and may be in addition to, any fees the Funds may pay to those intermediaries. The incremental assets purchased by shareholders through financial intermediaries to which the Investment Manager pays fees for services rendered to the Funds are not as profitable to the Investment Manager as those purchased in direct shareholder accounts. A significant majority of shareholders invest in the Funds through such financial intermediaries.

DESCRIPTION OF SHARES

Each Fund’s authorized capital consists of an unlimited number of shares of beneficial interest, having no par value (the “Shares”). Shareholders are entitled to (i) one vote per full Share, (ii) such distributions as may be declared by the Board of Trustees out of funds legally available, and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the Shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees. Consequently, the holders of more than 50% of the Shares voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any persons as Trustees. As indicated above, the Funds do not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.

The Shares are redeemable and are transferable. All Shares issued and sold by the Funds will be fully paid and nonassessable. Fractional Shares entitle the holder of the same rights as whole Shares.

Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of Shares, each of which shall be authorized to issue an unlimited number of Shares. In addition, the Trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued Shares of any series. In the event that more than one series is established, each Share outstanding, regardless of series, would still entitle its holder to one vote. As a general matter, Shares would be voted in the aggregate and not by series, except where class voting would be required by the 1940 Act (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of Shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series’ share of the general liabilities of the applicable Fund, as the case may be, in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a Share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on Shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of a Fund, the shareholders would be entitled to the assets belonging to that Fund.

Each Fund offers both Investor Class Shares and Institutional Class Shares (each, a “Class”). Investor Class Shares and Institutional Class Shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) Investor Class Shares may bear distribution fees and Institutional Class Shares are not subject to such fees, (ii) Investor Class Shares bear shareholder servicing fees payable to the Investment Manager and Institutional Class Shares are not subject to such fees, (iii) Institutional Class Shares are available only to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution, or servicing agent that has entered into appropriate arrangements with a Fund and provides services to the Fund, (iv) Institutional Class Shares have a higher minimum initial investment, and (v) the Board of Trustees may elect to have certain expenses specific to Investor Class Shares or Institutional Class Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to Investor Class Shares or Institutional Class Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund. The Board of Trustees may classify and reclassify the Shares of the Funds into additional classes of Shares at a future date.

The Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or their Trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Funds’ property, as applicable, for any shareholder held personally liable for its obligations. The Trust Instrument also provides that the Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds and satisfy any judgment thereon.

The Trust Instrument further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Trustee’s office.

SHAREHOLDER MEETINGS

It is contemplated that Hennessy Funds Trust will not hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act. Hennessy Funds Trust’s Trust Instrument and Bylaws also contain procedures for the removal of Trustees by Hennessy Funds Trust’s shareholders. At any duly called meeting of shareholders and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two‑thirds of the outstanding shares, remove any Trustee or Trustees.

Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of Hennessy Funds Trust shall promptly call a special meeting of shareholders to vote on the question of removal of any Trustee. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, shall apply to Hennessy Funds Trust’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall, within five business days after such application, either (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of Hennessy Funds Trust or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless, within five business days after such tender, the Secretary mails to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material contains untrue statements of fact, omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC enters an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC finds, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required under the provisions of the 1940 Act, applicable state law, or otherwise to be submitted to the holders of the outstanding voting securities of an investment company, such as Hennessy Funds Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter. Rule 18f-2 further provides that a fund will be deemed affected by a matter unless it is clear that the interests of each fund in the matter are identical or that the matter does not affect any interest of such fund. The rule exempts the selection of independent auditors and the election of Trustees from the separate voting requirements of the rule.

FINANCIAL STATEMENTS

Because the Funds will commence operations on or following the date of this SAI, financial statements are not available.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
 E50056-S74949                     KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

BP CAPITAL TWINLINE ENERGY FUND

	The Board of Trustees recommends that you vote FOR the Agreement and Plan of Reorganization and FOR adjournment of the special meeting.	For	Against	Abstain

1.
Proposal to approve an Agreement and Plan of Reorganization pursuant to which all of the assets of the BP Capital TwinLine Energy Fund will be transferred to the Hennessy BP Energy Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy BP Energy Fund, which will be distributed pro rata by the BP Capital TwinLine Energy Fund to its Class A and Class I shareholders, respectively, and the Hennessy BP Energy Fund will continue the business and assume the BP Capital TwinLine Energy Fund's liabilities (other than the excluded liabilities):
		☐	☐	☐

2.
If necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Agreement and Plan of Reorganization:
		☐	☐	☐

In the discretion of the above named proxies, to transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Please indicate if you plan to attend this meeting.		Yes No ☐ ☐

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney, or other fiduciary, please indicate full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice, Proxy Statement, most recent Annual and Semi-Annual Report of the
BP Capital TwinLine Energy Fund, and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

E50057-S74949

PROFESSIONALLY MANAGED PORTFOLIOS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder constitutes and appoints Elaine E. Richards, Donna M. Barrette, and Aaron J. Perkovich,and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all Class A and Class I shares of the BP Capital TwinLine Energy Fund held of record by the undersigned on August 13, 2018, as designated on the reverse side at the Special Meeting of Shareholders of the BP Capital TwinLine Energy Fund at615 East Michigan Street, Milwaukee, Wisconsin 53202 on October 22, 2018, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E50058-S74949                  KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

BP CAPITAL TWINLINE MLP FUND

	The Board of Trustees recommends that you vote FOR the Agreement and Plan of Reorganization and FOR adjournment of the special meeting.	For	Against	Abstain
1.
Proposal to approve an Agreement and Plan of Reorganization pursuant to which all of the assets of the BP Capital TwinLine MLP Fund will be transferred to the Hennessy BP Midstream Fund, in exchange for Investor Class and Institutional Class shares of the Hennessy BP Midstream Fund, which will be distributed pro rata by the BP Capital TwinLine MLP Fund to its Class A and Class I shareholders, respectively, and the Hennessy BP Midstream Fund will continue the business and assume the BP Capital TwinLine MLP Fund's liabilities (other than the excluded liabilities):
		☐	☐	☐

2.
If necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Agreement and Plan of Reorganization:
		☐	☐	☐

In the discretion of the above named proxies, to transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Please indicate if you plan to attend this meeting.		Yes No ☐ ☐

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney, or other fiduciary, please indicate full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice, Proxy Statement, most recent Annual and Semi-Annual Report of the
BP Capital TwinLine MLP Fund, and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
E50059-S74949

PROFESSIONALLY MANAGED PORTFOLIOS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder constitutes and appoints Elaine E. Richards, Donna M. Barrette, and Aaron J. Perkovich,and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all Class A and Class I shares of the BP Capital TwinLine MLP Fund held of record by the undersigned on August 13, 2018, as designated on the reverse side at the Special Meeting of Shareholders of the BP Capital TwinLine MLP Fund at615 East Michigan Street, Milwaukee, Wisconsin 53202 on October 22, 2018, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.